UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number 811-23319

Carlyle Tactical Private Credit Fund
(Exact Name of Registrant as Specified In Its Charter)

One Vanderbilt Avenue, Suite 3400
New York, New York 10017
(Address of principal executive offices) (Zip Code)

Joshua Lefkowitz, Esq.
Chief Legal Officer, Carlyle Tactical Private Credit Fund
One Vanderbilt Avenue, Suite 3400
New York, New York 10017
(Name and address of agent for service)

Registrant’s telephone number, including area code: (833) 677-3646

Date of fiscal year end: December 31

Date of reporting period: December 31, 2024

Item 1. Reports to Stockholders

CARLYLE TACTICAL PRIVATE CREDIT FUND
ANNUAL REPORT
DECEMBER 31, 2024

We are pleased to present the Carlyle Tactical Private Credit Fund (the “Fund”) 2024 Annual Review.

ANNUAL 2024 SHAREHOLDER LETTER
The Fund’s Class N shares returned 10.77% for the year ended December 31, 2024. The 2024 dividends for Class A, I, L, M, N, U, and Y shares were $0.82, $0.86, $0.81, $0.80, $0.86, $0.80, and $0.81, respectively. The weighted average total yield of the Fund’s portfolio at fair value was 10.4% and the annualized distribution rates1 for the various classes were: Class A (without sales charge) 9.5%, Class I 10.0%, Class L (without sales charge) 9.5%, Class M 9.3%, Class N 10.0%, Class U 9.3%, and Class Y 9.7%.

FUND REVIEW & DISCUSSION OF PERFORMANCE
The Fund’s investment objective is to produce current income. The Fund seeks to achieve its investment objective by opportunistically allocating its assets across a wide range of credit strategies.
As of December 31, 2024, the Fund had $3,995 million of net assets and, by utilizing leverage, total assets (including cash and other assets) of $5,374 million. The Fund maintained a consistent approach to its use of leverage, aiming to improve shareholder returns, while taking on minimal incremental risk. The total asset coverage ratio for the Fund as of December 31, 2024 was 425%. As a percentage of total assets, the Fund’s portfolio consisted of 60.2% first-lien debt investments, 3.0% second-lien debt investments, 5.0% asset-backed securities, 16.2% Structured Credit investments, 5.2% Corporate Bond investments and 4.6% unlisted equity (including preferred equity and warrants). These levels are in line with concentration limits disclosed to the Fund’s shareholders. As of December 31, 2024, 90% of the Fund’s debt investments were floating rate in nature. The Fund had debt investments across over 430 portfolio companies with an average investment size of less than 1% of the total portfolio. Approximately 80% of the portfolio represented investments in companies located in the United States. As of December 31, 2024, there were six portfolio companies on non-accrual representing 33 bps of exposure on a cost basis.
The Fund also notably increased the number of positions in its portfolio from approximately 700 at the end of 2023 to over 800 as of December 31, 2024, as the Fund continued to diversify in position size and across industries. Given the diversification of the portfolio across issuers, industries, and positions, the Fund is not overly dependent on any one specific credit outcome. We continue to believe that the overall portfolio is of high credit quality and is well positioned to perform over the duration of an economic cycle.
The largest industries in the Fund’s portfolio were Software, Banking, Finance, Insurance & Real Estate and Diversified Investment Vehicles, which collectively represented 35.1% of net assets. No single industry exceeds 17% of net assets and the top ten industries represent 70.0% of net assets.
As of December 31, 2024, the Fund’s total assets were allocated 33.9% to Direct Lending, 27.2% to Opportunistic Credit, 13.3% to Liquid Credit, 16.2% to Structured Credit, 3.7% to Real Assets Credit, 0.0% to Special Situations, 2.4% to cash & equivalents and 3.3% to other assets.
Through 2024, Opportunistic Credit, Direct Lending, Structured Credit, Liquid Credit and Real Assets Credit contributed positively to the Fund’s total return. Notably, Opportunistic Credit and Direct Lending were the highest contributors to total returns driven by higher base rates and lender friendly terms.
MARKET REVIEW
2024 was defined by record-breaking CLO issuance and the Federal Reserve’s first rate cuts since 2020. Credit markets remained resilient in 2024, delivering strong performance despite a rise in defaults.
Elevated yields supported returns while investor appetite remained robust across the sector. The fourth quarter saw activity levels nearly match the multi-year high of Q2, driven by investor optimism following the U.S. presidential election and additional Fed rate cuts. While leveraged buyout and M&A activity remained subdued throughout 2024, the removal of election uncertainty and improving rate environment are expected to drive a rebound in 2025.
Private credit continues to expand its role in capital markets, having established a healthy dynamic with broadly syndicated markets. In 2024, $26.0 billion of
1 Distribution rates are calculated by annualizing the respective distributions per share announced on December 31, 2024 and dividing these amounts by the respective net asset price as of December 31, 2024.

broadly syndicated loans were refinanced through private credit. Annual institutional loan volume dramatically outpaced prior levels at $1,362 billion, reflecting a decade high spurred by rate cuts. Repricing and refinancing activity accounted for $757 billion and $259 billion in 2024, respectively. High-yield bond issuance fell 37.4% quarter-over-quarter to $46.2 billion but reached $281.6 billion for the year, the highest since 2021, reflecting stabilizing investor sentiment.
Strong demand also drove CLO issuance to record levels, reinforcing the market’s resilience. Q4 issuance hit $59.5 billion, bringing full-year volume to $202.0 billion, while full-year refinancing and reset activity reached $305.9 billion. Private credit continued to gain market share, particularly among sub-$50 million EBITDA borrowers, where broadly syndicated loan market participation has declined. Asset-backed finance also expanded, with non-bank lenders filling gaps left by retreating traditional banks, further broadening private credit investment opportunities.
As macroeconomic conditions improve, private credit is well-positioned to capture more deal flow. While M&A-driven issuance remained muted in Q4, refinancing and repricing activity has seen an uptick in private credit as spreads tighten. As macro conditions improve and spreads remain at tighter levels, borrower demand for private capital is likely to rise.
Carlyle believes the Fund is well-positioned to capitalize on these trends, leveraging its flexible capital approach to take advantage of market dislocations and evolving borrower needs.
STRATEGY & OUTLOOK
Since the inception of the Fund in June 2018, we have been able to create our desired portfolio across industries and issuers, consisting primarily of floating rate, senior secured loans. Throughout 2024, we saw increased opportunities in direct lending and asset-backed finance as investors sought to manage capital costs amid ongoing bank disintermediation. Regulatory constraints continue to limit banks' ability to originate and hold asset-backed exposure, creating further demand for private credit solutions. In Europe, private credit is finding strong relative value due to reduced competition in the region. Meanwhile, in the U.S., investors continue to favor private markets for their certainty of execution and holistic, partnership-oriented solutions.
From a top-down view, the Adviser’s Portfolio Allocation Advisory Committee (“PAAC”), which oversees the allocation among the different credit sectors for the Fund, continuously evaluated targeted exposures to the Fund’s underlying strategies in response to the evolving market environment. The PAAC did not revise allocations in 2024, focusing on private credit and structured credit allocations within the existing parameters. In 2025, we will look to rotate more heavily into private credit with the expected increase in M&A activity. Further, we will look to deploy in the asset-backed finance space as we see continued opportunity there.
Looking to 2025, we are optimistic as we expect private credit activity to pick up. We believe our existing portfolio remains healthy, and we believe we are well positioned to take advantage of opportunities in the near, medium and long term. The Fund has been constructed to be a diversified and defensive portfolio that we believe is situated well to sustain volatility and any market volatility that may arise.

Justin Plouffe                     Brian Marcus
Portfolio Manager         Portfolio Manager

PERFORMANCE
Average Annual Total Returns through December 31, 2024*

Class	Ticker	Inception Date	1-Year	5-Year(1)	Since Inception(1)
A Share	TAKAX	6/4/2018	10.23%	6.76%	5.53%
A Share with 3.0% Sales Load(2)	TAKAX	6/4/2018	6.92%	6.00%	4.96%
I Share	TAKIX	9/4/2018	10.80%	7.36%	6.40%
L Share	TAKLX	9/4/2018	10.05%	6.74%	5.78%
L Share with 3.5% Sales Load	TAKLX	9/4/2018	6.20%	5.98%	5.19%
M Share	TAKMX	5/15/2020	9.96%	N/A	11.07%
N Share	TAKNX	4/18/2019	10.77%	7.35%	6.76%
U Share	TAKUX	9/1/2022	9.96%	N/A	10.04%
Y Share	TAKYX	9/4/2018	10.16%	7.05%	6.08%
* These returns assume reinvestments of all distributions at net asset value and reflect a maximum sales load of 3.0% for Class A shares and 3.5% for Class L shares. Because Class I, Class M, Class N, Class U, and Class Y Shares do not involve a sales load, such a charge is not applied to their Average Annual Total Returns.
(1) 5-Year and Since Inception are annualized total returns.
(2) The average annual total return figures for the Fund’s Class A Shares reflect a maximum initial sales charge of 3.00%, the maximum rate currently in effect. Prior to September 1, 2020, the maximum initial sales charge applicable to sales of Class A Shares of the Fund was 3.50%, which is not reflected in the average annual total return figures shown.
Returns shown in the charts below include the reinvestment of all dividends. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the repurchase of fund shares. In the absence of fee waivers and reimbursements, returns for the Fund would have been lower. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when repurchased, may be worth more or less than the original cost.
The Morningstar LSTA US Leveraged Loan Index is a market value-weighted index designed to measure the performance of the U.S. leveraged loan market based upon market weightings, spreads and interest payments.
The Bloomberg US High-Yield Corporate Bond Index is a rules-based, market-value-weighted index engineered to measure publicly issued non-investment grade USD fixed-rate, taxable and corporate bonds. To be included in the index, a security must have a minimum par amount of $250 million and have a minimum maturity of 1 year at rebalancing. Emerging market debt is excluded.
The Fund has chosen to benchmark against the Morningstar LSTA US Leveraged Loan Index. In addition, the performance charts below include a blended benchmark of 50% Morningstar LSTA US Leveraged Loan Index and 50% Bloomberg US High-Yield Corporate Bond Index to align with target portfolio asset allocation.

CTAC Class A Performance Data (Unaudited)
Total Return Based on a $10,000 Investment

The chart above assumes an initial gross investment of $10,000 made on June 4, 2018 (inception of Class A offering).

CTAC Class I Performance Data (Unaudited)
Total Return Based on a $250,000 Investment

The chart above assumes an initial gross investment of $250,000 on September 4, 2018 (inception of Class I offering).

CTAC Class L Performance Data (Unaudited)
Total Return Based on a $10,000 Investment

The chart above assumes an initial gross investment of $10,000 on September 4, 2018 (inception of Class L offering).

CTAC Class M Performance Data (Unaudited)
Total Return Based on a $10,000 Investment

The chart above assumes an initial gross investment of $10,000 on May 15, 2020 (inception of Class M offering).

CTAC Class N Performance Data (Unaudited)
Total Return Based on a $250,000 Investment

The chart above assumes an initial gross investment of $250,000 on April 18, 2019 (inception of Class N offering).

CTAC Class U Performance Data (Unaudited)
Total Return Based on a $10,000 Investment

The chart above assumes an initial gross investment of $10,000 on September 1, 2022 (inception of Class U offering).

CTAC Class Y Performance Data (Unaudited)
Total Return Based on a $10,000 Investment

The chart above assumes an initial gross investment of $10,000 on September 4, 2018 (inception of Class Y offering).

Past Performance is no guarantee of future results. Represents income only and does not include return of capital. Represents annualized distribution rate, which is calculated by taking the current quarter’s distribution rate divided by the current quarter-end NAV and annualizing, without compounding. NAV = NAV Per Share, MTD = Month to Date, QTD = Quarter to Date, YTD = Year to Date and ITD = Inception to Date (calculated on a cumulative basis). Annual Expense Ratios: Gross: Class A shares 5.90% / Class I shares 5.40% / Class L shares 5.90% / Class M shares 6.15%/ Class N shares 5.40%/ Class U shares 6.15%/ Class Y shares 5.65%. Net: Class A shares 5.90% / Class I shares 5.50% / Class L shares 6.08% / Class M shares 6.15% / Class N shares 5.40% / Class U shares 6.15%/ Class Y shares 5.98%. The Net Annual Expense Ratios exceed the Gross Annual Expense Ratios for certain share classes as a result of recoupment of previously reimbursed expense waivers. The performance data quoted represents past performance, which does not guarantee future results. Current performance and expense ratios may be lower or higher than the performance data quoted. The investment return and principal value of an investment in the fund will fluctuate so that an investor’s shares, when repurchased, may be worth more or less than the original cost. For performance data current to the most recent month-end, visit www.CarlyleTacticalCredit.com or call 833-677-3646. Class I, M, N, U and Y shares are not subject to a sales charge. The net expense ratio takes into account contractual fee waivers and/ or reimbursements, without which net performance would have been lower. These undertakings may not be amended or withdrawn for one year from the date of the current prospectus, unless approved by the Board. Generally, Class A, L, M and U shares are offered through Financial Intermediaries on brokerage or transactional platforms. Class I, N and Y shares are generally available through fee-based programs, registered investment advisers and other institutional accounts. Generally, Class I shares and Class N shares can only be purchased with a $250,000 initial investment. See prospectus for details.

Investors should consult with their financial advisor about the suitability of this fund in their portfolio.

INVESTING IN THE FUND INVOLVES A HIGH DEGREE OF RISK, INCLUDING THE RISK THAT YOU MAY RECEIVE LITTLE OR NO RETURN ON YOUR INVESTMENT OR THAT YOU MAY LOSE PART OR ALL OF YOUR INVESTMENT. THIS IS A CLOSED-END INTERVAL FUND AND IS NOT INTENDED TO BE A TYPICAL TRADED INVESTMENT. THE FUND WILL NOT BE LISTED OR TRADED ON ANY STOCK EXCHANGE. LIMITED LIQUIDITY IS PROVIDED TO SHAREHOLDERS ONLY THROUGH THE FUND’S QUARTERLY REPURCHASE OFFERS FOR NO LESS THAN 5% OF THE FUND’S SHARES OUTSTANDING AT NET ASSET VALUE. REGARDLESS OF HOW THE FUND PERFORMS, THERE IS NO GUARANTEE THAT SHAREHOLDERS WILL BE ABLE TO SELL ALL OF THE SHARES THEY DESIRE IN A QUARTERLY REPURCHASE OFFER.

THERE CURRENTLY IS NO SECONDARY MARKET FOR THE FUND'S SHARES AND THE FUND EXPECTS THAT NO SECONDARY MARKET WILL DEVELOP. SHARES OF THE FUND WILL NOT BE LISTED ON ANY SECURITIES EXCHANGE, WHICH MAKES THEM INHERENTLY ILLIQUID. LIMITED LIQUIDITY IS PROVIDED TO SHAREHOLDERS ONLY THROUGH THE FUND'S QUARTERLY REPURCHASE OFFERS, REGARDLESS OF HOW THE FUND PERFORMS.

There is no assurance that quarterly distributions paid by the Fund will be maintained at the targeted level or that dividends will be paid at all. The Fund's distributions may be funded from unlimited amounts of offering proceeds or borrowings, which may constitute a return of capital and reduce the amount of capital available to the Fund for investment. A return of capital to shareholders is a return of a portion of their original investment in the Fund, thereby reducing the tax basis of their investment.

This material is provided for general and educational purposes only, is not intended to provide legal or tax advice, and is not for use to avoid penalties that may be imposed under U.S. federal tax laws. Contact your attorney or other advisor regarding your specific legal, investment or tax situation.

Investing involves risk. Investment return and principal value of an investment will fluctuate, and an investor's shares, when repurchased, may be worth more or less than their original cost. Fixed income investing entails credit and interest rate risks. When interest rates rise, bond prices generally fall, and the Fund's share prices can fall. Below-investment-grade (“high yield” or “junk”) bonds are more at risk of default and are subject to liquidity risk. Credit instruments that are rated below investment grade (commonly referred to as “high yield” securities or “junk bonds”) are regarded as having predominantly speculative characteristics with respect to the issuer's capacity to pay interest and repay principal. Collateralized loan obligations (CLOs) are debt instruments but also carry additional risks related to the complexity and leverage inherent in the CLO structure. Because of the risks associated with investing in high yield securities, an investment in the Fund should be considered speculative. Some of the credit instruments will have no credit rating at all. The Fund may invest in loans and the value of those loans may be detrimentally affected to the extent a borrower defaults on its obligations. Senior loans are typically lower rated and may be illiquid investments, which may not have a ready market. Investments in lesser-known and middle market companies may be more vulnerable than larger, more established organizations. Distressed credit investments are inherently speculative and are subject to a high degree of risk. Leverage (borrowing) involves transaction and interest costs on amounts borrowed, which may reduce performance. Foreign investments may be volatile and involve additional expenses and special risks, including currency fluctuations, foreign taxes, regulatory and geopolitical risks.

The mention of specific currencies, securities, issuers or sectors does not constitute a recommendation on behalf of the Fund or Carlyle.

Shares are not FDIC insured, may lose value and not have bank guarantee. Investors should carefully consider the investment objective, risks, charges and expenses of the Fund before investing. This and other important information about the Fund is in the prospectus, which can be obtained by contacting your financial advisor or visiting www.CarlyleTacticalCredit.com. The prospectus should be read carefully before investing.

The Fund is distributed by Foreside Fund Services, LLC.

Top Holdings and Industries
Portfolio holdings and industries are subject to change. Percentages are as of December 31, 2024, and are based on net assets.

Top Ten Industries(1)
Software	16.3%
Banking, Finance, Insurance & Real Estate	10.6%
Diversified Investment Vehicles	8.2%
Health Care Providers & Services	7.8%
Consumer Services	6.6%
Hotels, Restaurants & Leisure	5.6%
Professional Services	5.5%
Capital Equipment	3.3%
Electronic Equipment, Instruments & Components	3.3%
Commercial Services & Supplies	2.8%
(1) Although not an industry, Collateralized Loan Obligations, which are well-diversified pools of loans in varying industries, represent 21.8% of net assets.

Top Ten Holdings
Santiago Holdings, LP	1.9%
Vensure Employer Services, Inc., Term Loan	1.5%
Park County Holdings, LLC, Term Loan	1.4%
Nader Upside 2 S.a.r.l., Term Loan, Tranche B	1.3%
NPA 2023 Holdco, LLC, Corporate Bond	1.3%
Excelitas Technologies Corp., Term Loan	1.2%
Monroe Capital CFO I Ltd., Class A	1.2%
Rome Bidco Ltd., Term Loan	1.2%
Galileo Parent, Inc., Term Loan	1.1%
Tank Holding Corp., Term Loan	1.1%

CARLYLE TACTICAL PRIVATE CREDIT FUND
CONSOLIDATED SCHEDULE OF INVESTMENTS
As of December 31, 2024

Investments—Corporate Loans (85.1% of Net Assets)		Footnotes	Industry	Reference Rate & Spread	Interest Rate	Maturity Date	Par / Principal Amount *	Amortized Cost	Fair Value
First Lien Debt (81.0% of Net Assets)
222 North Miami, LLC	Term Loan, Tranche B	(4) (5) (6) (14)	Real Estate Management & Development	SOFR + 1318	17.85%	12/1/2025	$10,318,275	$10,282,792	$10,318,267
AAdvantage Loyalty IP Ltd.	Term Loan	(2) (3) (4) (13) (14)	Aerospace & Defense	SOFR + 475	9.63%	4/20/2028	3,500,000	3,481,157	3,588,690
Accession Risk Management Group, Inc.	Delayed Draw Term Loan, 2022 Tranche 2	(2) (3) (4) (5) (14)	Trading Companies & Distributors	SOFR + 475	9.35%	11/1/2029	2,141,639	2,135,017	2,162,283
Accession Risk Management Group, Inc.	Delayed Draw Term Loan, 2023 Tranche 2	(2) (3) (4) (5) (14)	Trading Companies & Distributors	SOFR + 475	9.35%	11/1/2029	11,346,886	11,331,163	11,456,259
Accession Risk Management Group, Inc.	Term Loan, Tranche B	(3) (4) (5) (14)	Trading Companies & Distributors	SOFR + 475	9.28%	11/1/2029	3,524,182	3,524,259	3,558,151
Accession Risk Management Group, Inc.	Term Loan	(3) (4) (5) (14)	Trading Companies & Distributors	SOFR + 475	9.28%	11/1/2029	19,470,728	19,504,141	19,658,408
Accession Risk Management Group, Inc.	Term Loan, Tranche C	(3) (4) (5) (14)	Trading Companies & Distributors	SOFR + 475	9.28%	11/1/2029	11,837,684	11,792,099	11,951,788
ACR Group Borrower, LLC	Delayed Draw Term Loan	(2) (3) (4) (5) (6) (14)	Aerospace & Defense	SOFR + 475	9.08%	3/31/2028	550,024	544,753	550,024
ACR Group Borrower, LLC	Term Loan, Incremental	(2) (3) (4) (5) (14)	Aerospace & Defense	SOFR + 475	9.08%	3/31/2028	870,778	863,291	870,778
Acrisure, LLC	Term Loan, Tranche B6	(3) (4) (14)	Insurance	SOFR + 300	7.36%	11/6/2030	8,229,375	8,229,375	8,226,824
ADPD Holdings, LLC	Revolver	(4) (5) (6) (13) (14)	Consumer Services	SOFR + 600	10.70%	8/16/2028	603,550	592,131	527,751
ADPD Holdings, LLC	Term Loan	(2) (3) (4) (5) (6) (13) (14)	Consumer Services	SOFR + 600	10.70%	8/16/2028	10,950,814	10,757,694	9,869,667
Advanced Web Technologies Holding Company	Delayed Draw Term Loan 2	(3) (4) (5) (8) (14)	Containers, Packaging & Glass	SOFR + 400, 2.25% PIK	10.58%	12/17/2027	1,051,911	1,043,380	1,051,471
Advanced Web Technologies Holding Company	Term Loan, 2024 4th Amendment	(3) (4) (5) (8) (14)	Containers, Packaging & Glass	SOFR + 400, 2.25% PIK	10.58%	12/17/2027	1,027,217	1,011,529	1,026,788
Advanced Web Technologies Holding Company	Term Loan, 3rd Amendment Incremental	(4) (5) (8) (14)	Containers, Packaging & Glass	SOFR + 400, 2.25% PIK	10.58%	12/17/2027	397,043	389,928	396,877
Advanced Web Technologies Holding Company	Delayed Draw Term Loan	(3) (4) (5) (8) (14)	Containers, Packaging & Glass	SOFR + 400, 2.25% PIK	10.58%	12/17/2027	1,429,875	1,420,205	1,429,278
Advanced Web Technologies Holding Company	Delayed Draw Term Loan	(3) (4) (5) (8) (14)	Containers, Packaging & Glass	SOFR + 400, 2.25% PIK	10.58%	12/17/2027	727,510	721,544	727,206
Advanced Web Technologies Holding Company	Revolver	(3) (4) (5) (6) (8) (14)	Containers, Packaging & Glass	SOFR + 400, 2.25% PIK	10.58%	12/17/2027	113,716	107,457	113,384
Advanced Web Technologies Holding Company	Term Loan	(2) (3) (4) (5) (6) (8) (14)	Containers, Packaging & Glass	SOFR + 400, 2.25% PIK	10.58%	12/17/2027	3,893,470	3,843,833	3,891,129
Advisor Group, Inc.	Term Loan	(3) (4) (14)	Banking, Finance, Insurance & Real Estate	SOFR + 350	8.01%	8/17/2028	9,950,063	9,906,658	9,906,650
AI Aqua Merger Sub, Inc.	Term Loan, Tranche B	(3) (4) (7) (14)	Consumer Services	SOFR + 350	8.05%	7/31/2028	11,094,593	10,962,395	11,094,593
AI Grace AUS Bidco Pty. Ltd.	Term Loan, Tranche B	(3) (4) (5) (14)	Specialty Retail	SOFR + 525	9.62%	12/17/2029	18,285,714	18,285,714	18,285,714
Alliance Laundry Systems, LLC	Term Loan, Tranche B	(3) (4) (14)	Machinery	SOFR + 350	7.84%	8/9/2031	5,000,000	4,975,976	5,027,250

CARLYLE TACTICAL PRIVATE CREDIT FUND
CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)
As of December 31, 2024

Investments—Corporate Loans (85.1% of Net Assets)		Footnotes	Industry	Reference Rate & Spread	Interest Rate	Maturity Date	Par / Principal Amount *	Amortized Cost	Fair Value
Alliant Holdings Intermediate, LLC	Term Loan, Tranche B6	(3) (4) (14)	Insurance	SOFR + 275	7.11%	9/19/2031	4,987,500	4,975,364	4,995,281
Allied Benefit Systems Intermediate, LLC	Delayed Draw Term Loan	(2) (4) (5) (14)	Health Care Providers & Services	SOFR + 525	9.63%	10/31/2030	3,144,706	3,103,282	3,176,153
Allied Benefit Systems Intermediate, LLC	Term Loan	(2) (3) (4) (5) (14)	Health Care Providers & Services	SOFR + 525	9.63%	10/31/2030	17,147,867	16,922,268	17,319,345
Allied Universal Holdco, LLC	Term Loan, Tranche B Incremental	(2) (3) (4) (13) (14)	Professional Services	SOFR + 375	8.42%	5/12/2028	9,840,779	9,798,420	9,864,495
Alpine Acquisition Corp. II	Revolver	(4) (5) (6) (8) (13) (14)	Transportation	SOFR + 200, 4.00% PIK	10.70%	11/30/2029	1,482,212	1,451,786	802,470
Alpine Acquisition Corp. II	Term Loan	(3) (4) (5) (8) (13) (14)	Transportation	SOFR + 200, 4.00% PIK	10.70%	11/30/2029	20,384,417	20,196,602	16,364,653
Alterra Mountain Co.	Term Loan, Tranche B	(3) (4) (14)	Hotels, Restaurants & Leisure	SOFR + 275	7.11%	8/17/2028	3,944,493	3,928,801	3,966,701
Amperscap, LLC	Delayed Draw Term Loan	(3) (4) (5) (6) (14)	Banking, Finance, Insurance & Real Estate	SOFR + 525	9.54%	12/17/2032	4,945,055	4,648,580	4,648,580
Amynta Agency Borrower, Inc.	Term Loan, Tranche B	(3) (4) (14)	Banking, Finance, Insurance & Real Estate	SOFR + 300	7.34%	2/28/2028	3,675,812	3,675,812	3,675,812
Anticimex International AB	Term Loan, Tranche B1	(2) (3) (4) (14)	Commercial Services & Supplies	SOFR + 315	7.72%	11/16/2028	4,921,390	4,868,256	4,951,115
Apex Companies Holdings, LLC	Delayed Draw Term Loan, 3rd Amendment	(4) (5) (6) (14)	Commercial Services & Supplies	SOFR + 525	9.78%	1/31/2028	1,829,006	1,755,180	1,792,818
Apex Companies Holdings, LLC	Delayed Draw Term Loan	(4) (5) (14)	Commercial Services & Supplies	SOFR + 525	9.60%	1/31/2028	762,188	747,897	757,513
Apex Companies Holdings, LLC	Delayed Draw Term Loan, Tranche A	(4) (5) (14)	Commercial Services & Supplies	SOFR + 525	9.60%	1/31/2028	1,221,841	1,202,919	1,214,347
Apex Companies Holdings, LLC	Delayed Draw Term Loan, Tranche B	(4) (5) (14)	Commercial Services & Supplies	SOFR + 525	9.76%	1/31/2028	2,489,971	2,451,824	2,474,699
Apex Companies Holdings, LLC	Term Loan, Incremental	(3) (4) (5) (14)	Commercial Services & Supplies	SOFR + 525	9.76%	1/31/2028	509,768	502,780	506,641
Apex Companies Holdings, LLC	Delayed Draw Term Loan, Specified	(4) (5) (14)	Commercial Services & Supplies	SOFR + 525	9.60%	1/31/2028	147,541	144,792	146,636
Apex Companies Holdings, LLC	Delayed Draw Term Loan, Specified	(4) (5) (14)	Commercial Services & Supplies	SOFR + 525	9.76%	1/31/2028	1,667,604	1,644,734	1,657,376
Apex Companies Holdings, LLC	Term Loan	(2) (3) (4) (5) (14)	Commercial Services & Supplies	SOFR + 525	9.60%	1/31/2028	3,190,574	3,130,967	3,171,005
Applied Systems, Inc.	Term Loan	(2) (3) (4) (14)	Software	SOFR + 300	7.33%	2/24/2031	2,587,000	2,584,021	2,610,231
Applied Technical Services, LLC	Delayed Draw Term Loan, 1st Amendment, Tranche A	(4) (5) (13) (14)	Professional Services	SOFR + 575	10.23%	12/29/2026	2,699,478	2,673,271	2,662,331
Applied Technical Services, LLC	Delayed Draw Term Loan, 1st Amendment, Tranche B	(4) (5) (13) (14)	Professional Services	SOFR + 575	10.23%	12/29/2026	2,759,694	2,733,448	2,721,718
Applied Technical Services, LLC	Delayed Draw Term Loan, 4th Amendment	(3) (4) (5) (13) (14)	Professional Services	SOFR + 600	10.52%	12/29/2026	1,057,560	1,043,844	1,047,963
Applied Technical Services, LLC	Term Loan, 4th Amendment	(3) (4) (5) (13) (14)	Professional Services	SOFR + 600	10.52%	12/29/2026	1,057,560	1,043,844	1,047,963

CARLYLE TACTICAL PRIVATE CREDIT FUND
CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)
As of December 31, 2024

Investments—Corporate Loans (85.1% of Net Assets)		Footnotes	Industry	Reference Rate & Spread	Interest Rate	Maturity Date	Par / Principal Amount *	Amortized Cost	Fair Value
Applied Technical Services, LLC	Delayed Draw Term Loan	(4) (5) (13) (14)	Professional Services	SOFR + 575	10.23%	12/29/2026	956,769	948,544	943,603
Applied Technical Services, LLC	Delayed Draw Term Loan	(4) (5) (6) (13) (14)	Professional Services	SOFR + 575	10.27%	12/29/2026	1,139,948	1,089,127	1,089,082
Applied Technical Services, LLC	Revolver	(4) (5) (6) (13) (14)	Professional Services	SOFR + 575	10.23%	12/29/2026	842,326	831,464	829,239
Applied Technical Services, LLC	Term Loan	(2) (3) (4) (5) (13) (14)	Professional Services	SOFR + 575	10.23%	12/29/2026	2,845,850	2,820,744	2,806,689
Applied Technical Services, LLC	Term Loan	(3) (4) (5) (13) (14)	Professional Services	SOFR + 575	10.27%	12/29/2026	1,952,620	1,924,968	1,925,751
Appriss Health, LLC	Term Loan	(2) (3) (4) (5) (6) (13) (14)	Health Care Providers & Services	SOFR + 700	12.08%	5/6/2027	13,033,333	12,899,669	12,941,790
Ardonagh Midco 3 PLC	Term Loan, Tranche B	(2) (4) (5) (14)	Insurance	SOFR + 475	9.90%	2/15/2031	7,055,422	6,958,835	7,119,608
Aretec Group, Inc.	Term Loan, Tranche B	(4) (14)	Banking, Finance, Insurance & Real Estate	SOFR + 350	7.80%	8/9/2030	1,500,000	1,500,000	1,501,170
Armor Holding II, LLC	Term Loan, Tranche B	(2) (3) (4) (5) (14)	Professional Services	SOFR + 375	8.05%	12/11/2028	1,940,138	1,926,789	1,926,789
Artifact Bidco, Inc.	Term Loan	(2) (3) (4) (5) (6) (14)	Software	SOFR + 450	8.83%	7/28/2031	17,610,837	17,373,708	17,431,715
Ascend Buyer, LLC	Revolver	(4) (5) (6) (13) (14)	Containers, Packaging & Glass	SOFR + 575	10.23%	9/30/2027	570,562	554,387	568,245
Ascend Buyer, LLC	Term Loan	(2) (3) (4) (5) (13) (14)	Containers, Packaging & Glass	SOFR + 575	10.23%	9/30/2028	16,326,641	16,125,057	16,304,540
Ascensus Holdings, Inc.	Term Loan	(3) (4) (14)	Banking, Finance, Insurance & Real Estate	SOFR + 300	7.44%	8/2/2028	4,934,755	4,906,161	4,971,766
Associations, Inc.	Revolver, 2nd Amendment	(4) (5) (6) (14)	Construction & Engineering	SOFR + 650	11.05%	7/2/2028	1,220,675	1,218,614	1,220,675
Associations, Inc.	Term Loan, Tranche A, 2nd Amendment	(2) (3) (4) (5) (14)	Construction & Engineering	SOFR + 650	11.05%	7/2/2028	39,215,506	39,179,467	39,573,254
Associations, Inc.	Delayed Draw Term Loan, Special Purpose	(4) (5) (6) (14)	Construction & Engineering	SOFR + 650	11.05%	7/2/2028	508,454	505,885	536,249
Associations, Inc.	Term Loan, Tranche A	(5) (8)	Construction & Engineering	14.25% PIK	14.25%	5/3/2030	11,927,408	11,876,331	11,873,109
Associations, Inc.	Term Loan, Tranche B	(5) (8)	Construction & Engineering	14.25% PIK	14.25%	5/3/2030	4,554,723	4,535,218	4,533,988
AssuredPartners, Inc.	Term Loan, Tranche B5 Incremental	(3) (4) (14)	Insurance	SOFR + 350	7.86%	2/13/2031	3,970,000	3,965,396	3,975,201
Astra Acquisition Corp.	Term Loan, Tranche B	(3) (4) (5) (14) (15)	Software	SOFR + 525	9.58%	10/25/2028	20,067,992	5,873,164	1,003,400
Asurion, LLC	Term Loan, Tranche B10	(2) (3) (4) (13) (14)	Insurance	SOFR + 400	8.46%	8/19/2028	967,676	935,215	964,250
Athenahealth Group, Inc.	Term Loan, Tranche B	(2) (3) (4) (7) (14)	Software	SOFR + 325	7.61%	2/15/2029	9,063,294	9,000,948	9,072,992
Athlete Buyer, LLC	Delayed Draw Term Loan A, 3rd Amendment	(3) (4) (5) (13) (14)	Consumer Services	SOFR + 575	10.18%	4/26/2029	4,422,030	4,343,941	4,351,685
Athlete Buyer, LLC	Delayed Draw Term Loan B, 3rd Amendment	(4) (5) (6) (13) (14)	Consumer Services	SOFR + 575	10.18%	4/26/2029	13,501,285	13,141,267	13,171,956

CARLYLE TACTICAL PRIVATE CREDIT FUND
CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)
As of December 31, 2024

Investments—Corporate Loans (85.1% of Net Assets)		Footnotes	Industry	Reference Rate & Spread	Interest Rate	Maturity Date	Par / Principal Amount *	Amortized Cost	Fair Value
Athlete Buyer, LLC	Delayed Draw Term Loan, Tranche A	(2) (3) (4) (5) (6) (13) (14)	Consumer Services	SOFR + 575	10.18%	4/26/2029	3,069,015	2,760,924	2,783,938
Athlete Buyer, LLC	Delayed Draw Term Loan, Tranche D	(3) (4) (5) (13) (14)	Consumer Services	SOFR + 575	10.18%	4/26/2029	1,494,587	1,468,161	1,470,812
Atlas AU Bidco Pty Ltd.	Term Loan	(2) (3) (4) (5) (6) (14)	Software	SOFR + 500	9.63%	12/9/2029	2,883,051	2,810,261	2,887,366
Atlas US Finco, Inc.	Term Loan, Incremental	(3) (4) (5) (14)	Software	SOFR + 500	9.63%	12/9/2029	1,334,746	1,311,562	1,336,744
AuditBoard, Inc.	Term Loan	(3) (4) (5) (6) (14)	Software	SOFR + 475	9.07%	7/12/2031	15,000,000	14,763,805	14,853,838
Avalara, Inc.	Revolver	(4) (5) (6) (14)	Banking, Finance, Insurance & Real Estate	SOFR + 625	10.58%	10/19/2028	53,183	38,801	53,183
Avalara, Inc.	Term Loan	(2) (3) (4) (5) (14)	Banking, Finance, Insurance & Real Estate	SOFR + 625	10.58%	10/19/2028	9,531,827	9,372,054	9,531,827
Azurite Intermediate Holdings, Inc.	Delayed Draw Term Loan	(2) (3) (4) (5) (14)	Software	SOFR + 650	10.86%	3/19/2031	14,905,858	14,682,270	15,192,216
Azurite Intermediate Holdings, Inc.	Term Loan	(2) (3) (4) (5) (6) (14)	Software	SOFR + 650	10.86%	3/19/2031	6,558,577	6,436,047	6,684,575
Banff Merger Sub, Inc.	Term Loan, Tranche B	(3) (4) (14)	Software	SOFR + 375	8.34%	7/3/2031	5,000,000	4,988,039	5,036,950
Barnes & Noble, Inc.	Term Loan	(2) (3) (4) (5) (11) (13) (14)	Specialty Retail	SOFR + 881	13.27%	12/20/2026	2,006,505	1,969,853	1,993,291
Barracuda Networks, Inc.	Term Loan	(3) (4) (7) (14)	Software	SOFR + 450	9.09%	8/15/2029	3,934,762	3,866,836	3,630,329
Bausch & Lomb Corp.	Term Loan	(3) (4) (5) (14)	Health Care Providers & Services	SOFR + 400	8.33%	9/29/2028	4,937,500	4,898,353	4,956,016
BCPE Empire Holdings, Inc.	Term Loan	(3) (4) (14)	Trading Companies & Distributors	SOFR + 350	7.86%	12/11/2028	1,492,500	1,489,334	1,498,724
BCPE Pequod Buyer, Inc.	Term Loan, Tranche B	(3) (4) (14)	Banking, Finance, Insurance & Real Estate	SOFR + 350	7.86%	9/19/2031	7,250,000	7,213,750	7,303,070
Bedford Beverly B, LLC	Term Loan, Land	(4) (5) (20)	Real Estate Management & Development	SOFR + 775	12.31%	9/2/2026	9,719,189	9,677,606	9,670,593
Bedford Beverly B, LLC	Term Loan, Project	(4) (5) (6) (20)	Real Estate Management & Development	SOFR + 775	12.31%	9/2/2026	1,984,659	1,953,844	1,947,402
Bedford Beverly B, LLC	Term Loan, Building	(4) (5) (6) (20)	Real Estate Management & Development	SOFR + 775	12.31%	9/2/2026	11,354,203	11,237,552	11,213,276
Berlin Packaging, LLC	Term Loan, Tranche B7	(3) (4) (14)	Containers, Packaging & Glass	SOFR + 350	7.83%	6/7/2031	3,954,530	3,893,767	3,893,767
Big Bus Tours Bidco Ltd.	Term Loan, Tranche B	(2) (3) (4) (5) (14)	Hotels, Restaurants & Leisure	EURIBOR + 825	11.21%	6/4/2031	€16,515,636	17,460,313	16,637,254
Big Bus Tours Bidco Ltd.	Term Loan, Tranche B	(2) (3) (4) (5) (6) (14)	Hotels, Restaurants & Leisure	SOFR + 825	12.75%	6/4/2031	26,706,231	25,820,650	25,846,268
Bingo Group Buyer, Inc.	Revolver	(4) (5) (6) (14)	Commercial Services & Supplies	SOFR + 500	9.33%	7/10/2031	31,148	19,184	31,148
Bingo Group Buyer, Inc.	Term Loan	(3) (4) (5) (6) (14)	Commercial Services & Supplies	SOFR + 500	9.33%	7/10/2031	8,585,041	8,451,867	8,696,181

CARLYLE TACTICAL PRIVATE CREDIT FUND
CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)
As of December 31, 2024

Investments—Corporate Loans (85.1% of Net Assets)		Footnotes	Industry	Reference Rate & Spread	Interest Rate	Maturity Date	Par / Principal Amount *	Amortized Cost	Fair Value
BlueCat Networks, Inc.	Delayed Draw Term Loan, Tranche A	(4) (5) (8) (14)	High Tech Industries	SOFR + 500, 1.00% PIK	10.39%	8/8/2028	451,731	445,978	444,539
BlueCat Networks, Inc.	Delayed Draw Term Loan, Tranche B	(4) (5) (8) (14)	High Tech Industries	SOFR + 500, 1.00% PIK	10.39%	8/8/2028	167,160	165,078	164,499
BlueCat Networks, Inc.	Term Loan	(2) (3) (4) (5) (8) (14)	High Tech Industries	SOFR + 500, 1.00% PIK	10.39%	8/8/2028	8,977,480	8,848,496	8,834,554
BlueCat Networks, Inc.	Term Loan, Tranche A	(2) (3) (4) (5) (8) (14)	High Tech Industries	SOFR + 500, 1.00% PIK	10.39%	8/8/2028	3,209,713	3,168,161	3,158,613
BradyPLUS Holdings, LLC	Delayed Draw Term Loan	(4) (5) (6) (14)	Distributors	SOFR + 500	9.52%	10/31/2029	167,746	154,853	170,372
BradyPLUS Holdings, LLC	Term Loan, Tranche B	(2) (3) (4) (5) (14)	Distributors	SOFR + 500	9.52%	10/31/2029	26,504,474	26,053,921	26,593,735
Broadstreet Partners, Inc.	Term Loan, Tranche B4	(3) (4) (14)	Insurance	SOFR + 300	7.36%	6/13/2031	4,955,119	4,915,189	4,967,259
Bullhorn, Inc.	Delayed Draw Term Loan, 8th Amendment	(2) (4) (5) (6) (14)	Software	SOFR + 500	9.36%	10/1/2029	14,971,292	14,884,837	14,949,273
Bullhorn, Inc.	Term Loan	(2) (3) (4) (5) (14)	Software	SOFR + 500	9.36%	10/1/2029	5,755,608	5,742,563	5,749,098
Bullhorn, Inc.	Term Loan	(2) (3) (4) (5) (14)	Software	SONIA + 500	9.70%	10/1/2029	£10,422,070	13,021,096	13,032,631
Cambrex Corp.	Term Loan	(3) (4) (13) (14)	Health Care Providers & Services	SOFR + 350	7.96%	12/4/2026	2,646,220	2,646,220	2,642,436
CD&R Hydra Buyer, Inc.	Term Loan, Tranche B	(3) (4) (14)	Trading Companies & Distributors	SOFR + 400	8.46%	3/25/2031	4,974,937	4,962,815	4,984,887
Celerion Buyer, Inc.	Term Loan	(2) (3) (4) (5) (6) (14)	Health Care Providers & Services	SOFR + 500	9.52%	11/5/2029	1,544,440	1,508,315	1,530,030
Celerion Buyer, Inc.	Term Loan, 2nd Amendment	(3) (4) (5) (14)	Health Care Providers & Services	SOFR + 500	9.53%	11/5/2029	855,164	846,765	848,741
Central Parent, Inc.	Term Loan, Tranche B	(3) (4) (14)	Software	SOFR + 325	7.61%	7/6/2029	7,742,071	7,635,476	7,626,947
Ceva Sante Animale S.A.	Term Loan, Tranche B	(3) (4) (14)	Health Care Providers & Services	SOFR + 325	7.77%	11/1/2030	1,985,000	1,967,526	1,994,925
Chamberlain Group, Inc.	Term Loan, Tranche B	(3) (4) (14)	Construction & Engineering	SOFR + 325	7.66%	11/3/2028	2,977,326	2,958,662	2,958,662
Chartis Group, LLC	Term Loan	(3) (4) (5) (6) (14)	Health Care Providers & Services	SOFR + 450	8.85%	9/17/2031	31,229,530	30,789,147	30,964,789
Chemical Computing Group ULC	Term Loan, Tranche A	(2) (3) (4) (5) (6) (13) (14)	Software	SOFR + 450	9.06%	8/25/2025	1,758,750	1,758,121	1,758,750
City Football Group Ltd.	Term Loan	(3) (4) (13) (14)	Hotels, Restaurants & Leisure	SOFR + 300	7.47%	7/22/2030	6,917,560	6,898,161	6,885,877
Cloud Software Group, Inc.	Term Loan	(3) (4) (13) (14)	Software	SOFR + 375	8.08%	3/22/2031	5,000,000	4,965,551	5,010,700
Cloud Software Group, Inc.	Term Loan, Tranche B	(3) (4) (14)	Software	SOFR + 350	7.83%	3/30/2029	7,335,760	6,853,413	7,351,605
Cobham Ultra SeniorCo S.a.r.l.	Term Loan, Tranche B	(2) (3) (4) (14)	Electronic Equipment, Instruments & Components	SOFR + 375	8.82%	8/3/2029	2,933,171	2,933,171	2,919,561
ConnectWise, LLC	Term Loan, Tranche B	(3) (4) (13) (14)	Software	SOFR + 350	8.09%	9/29/2028	11,938,462	11,910,012	12,000,661
Cordstrap Holding B.V.	Term Loan, Facility B	(2) (3) (4) (5) (8) (14)	Transportation	EURIBOR + 558, 2.06% PIK	10.42%	5/11/2028	€24,906,985	25,546,147	26,960,888

CARLYLE TACTICAL PRIVATE CREDIT FUND
CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)
As of December 31, 2024

Investments—Corporate Loans (85.1% of Net Assets)		Footnotes	Industry	Reference Rate & Spread	Interest Rate	Maturity Date	Par / Principal Amount *	Amortized Cost	Fair Value
CoreLogic, Inc.	Term Loan	(3) (4) (13) (14)	Commercial Services & Supplies	SOFR + 350	7.97%	6/2/2028	2,104,006	2,098,169	2,074,697
CoreWeave Compute Acquisition Co., II, LLC	Delayed Draw Term Loan	(4) (5) (14)	Electronic Equipment, Instruments & Components	SOFR + 962	14.10%	6/30/2028	3,547,297	3,499,765	3,582,770
CoreWeave Compute Acquisition Co., IV, LLC	Delayed Draw Term Loan	(4) (5) (6) (14)	Electronic Equipment, Instruments & Components	SOFR + 600	10.54%	7/26/2029	3,333,193	2,761,906	2,756,936
CoreWeave Compute Acquisition Co., IV, LLC	Delayed Draw Term Loan	(4) (5) (14)	Electronic Equipment, Instruments & Components	SOFR + 600	10.54%	8/27/2029	6,522,181	6,434,349	6,424,348
CoreWeave Compute Acquisition Co., IV, LLC	Delayed Draw Term Loan	(4) (5) (14)	Electronic Equipment, Instruments & Components	SOFR + 600	10.54%	6/28/2029	2,226,262	2,196,496	2,192,868
CoreWeave Compute Acquisition Co., IV, LLC	Delayed Draw Term Loan	(4) (5) (14)	Electronic Equipment, Instruments & Components	SOFR + 600	10.54%	10/11/2029	8,302,684	8,191,502	8,178,143
CoreWeave Compute Acquisition Co., IV, LLC	Delayed Draw Term Loan	(4) (5) (14)	Electronic Equipment, Instruments & Components	SOFR + 600	10.54%	10/28/2029	4,264,024	4,207,044	4,200,064
CoreWeave Compute Acquisition Co., IV, LLC	Delayed Draw Term Loan	(4) (5) (14)	Electronic Equipment, Instruments & Components	SOFR + 600	10.54%	11/25/2029	4,823,252	4,759,073	4,750,903
CoreWeave Compute Acquisition Co., IV, LLC	Delayed Draw Term Loan	(4) (5) (14)	Electronic Equipment, Instruments & Components	SOFR + 600	10.54%	12/10/2029	2,351,040	2,319,827	2,315,774
CoreWeave Compute Acquisition Co., IV, LLC	Delayed Draw Term Loan	(4) (5) (14)	Electronic Equipment, Instruments & Components	SOFR + 600	10.54%	12/31/2029	4,079,889	4,025,922	4,018,691
Cornerstone OnDemand, Inc.	Term Loan	(2) (3) (4) (7) (13) (14)	Software	SOFR + 375	8.22%	10/16/2028	2,917,048	2,834,816	2,553,875
Cotiviti Corp.	Term Loan	(3) (4) (14)	Health Care Technology	SOFR + 300	7.55%	2/22/2031	4,967,538	4,953,624	4,989,295
Coupa Holdings, LLC	Term Loan	(2) (3) (4) (5) (6) (14)	Software	SOFR + 550	10.09%	2/27/2030	6,446,244	6,297,801	6,539,933
Covetrus, Inc.	Term Loan	(3) (4) (14)	Health Care Providers & Services	SOFR + 500	9.33%	10/13/2029	1,974,874	1,943,141	1,894,773
CP Developer S.a.r.l.	Term Loan	(2) (3) (4) (5) (8) (14)	Banking, Finance, Insurance & Real Estate	EURIBOR + 800, 4.00% PIK	15.02%	5/21/2026	€13,090,920	13,599,545	12,780,513
CST Holding Company	Term Loan	(2) (3) (4) (5) (6) (13) (14)	Consumer Goods: Non-Durable	SOFR + 500	9.46%	11/1/2028	2,442,320	2,385,677	2,442,559
Da Vinci Purchaser Corp.	Term Loan	(3) (4) (14)	Software	SOFR + 350	7.86%	1/8/2027	1,882,738	1,884,972	1,888,782
Daffodil Bidco Ltd.	Term Loan	(4) (5) (8) (14)	Banking, Finance, Insurance & Real Estate	SONIA + 12.50% PIK	17.20%	4/30/2031	£27,371,834	34,139,391	33,410,123
Daffodil Bidco Ltd.	Term Loan, Tranche B	(3) (4) (5) (14)	Banking, Finance, Insurance & Real Estate	SONIA + 800	12.70%	4/30/2031	£30,015,358	37,318,270	36,636,814
Dance Midco S.a.r.l.	Delayed Draw Term Loan, Tranche B2	(4) (5) (6) (14)	Hotels, Restaurants & Leisure	EURIBOR + 550	8.54%	10/25/2031	€6,536,302	6,387,170	6,447,234
Dance Midco S.a.r.l.	Term Loan, Tranche B1	(2) (3) (4) (5) (14)	Hotels, Restaurants & Leisure	EURIBOR + 550	8.54%	10/25/2031	€38,383,072	40,826,972	39,162,709
Darktrace PLC	Term Loan	(3) (4) (14)	Software	SOFR + 325	7.89%	7/2/2031	10,000,000	9,951,193	9,982,800
DCA Investment Holdings, LLC	Delayed Draw Term Loan, 3rd Amendment	(2) (4) (5) (14)	Health Care Providers & Services	SOFR + 650	10.83%	4/3/2028	612,765	600,433	589,465

CARLYLE TACTICAL PRIVATE CREDIT FUND
CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)
As of December 31, 2024

Investments—Corporate Loans (85.1% of Net Assets)		Footnotes	Industry	Reference Rate & Spread	Interest Rate	Maturity Date	Par / Principal Amount *	Amortized Cost	Fair Value
DCA Investment Holdings, LLC	Delayed Draw Term Loan	(3) (4) (5) (14)	Health Care Providers & Services	SOFR + 641	10.73%	4/3/2028	478,781	476,583	459,368
DCA Investment Holdings, LLC	Term Loan, Incremental	(3) (4) (5) (14)	Health Care Providers & Services	SOFR + 641	10.73%	4/3/2028	1,442,358	1,433,295	1,383,874
DCA Investment Holdings, LLC	Term Loan	(3) (4) (5) (14)	Health Care Providers & Services	SOFR + 641	10.73%	4/3/2028	3,186,959	3,161,368	3,057,735
Delta TopCo, Inc.	Term Loan	(2) (3) (4) (14)	Computers and Electronics Retail	SOFR + 350	7.88%	10/30/2029	4,987,469	4,976,067	5,023,628
Deltatre Bidco Limited	Term Loan	(3) (4) (5) (14)	Entertainment	SOFR + 775	12.04%	9/14/2028	5,475,972	5,362,565	5,256,933
Deltatre Bidco Limited	Term Loan, Tranche B Facility	(2) (3) (4) (5) (14)	Entertainment	EURIBOR + 775	11.03%	9/14/2028	€18,909,520	20,268,508	18,803,924
Denali Midco 2, LLC	Delayed Draw Term Loan, 2023 Incremental 1	(4) (5) (14)	Consumer Services	SOFR + 525	9.69%	12/22/2028	1,773,461	1,745,589	1,759,833
Denali Midco 2, LLC	Delayed Draw Term Loan, Incremental	(4) (5) (14)	Consumer Services	SOFR + 525	9.69%	12/22/2028	1,307,955	1,284,305	1,297,904
Denali Midco 2, LLC	Delayed Draw Term Loan, Tranche 3 Incremental	(4) (5) (14)	Consumer Services	SOFR + 525	9.69%	12/22/2028	957,034	939,189	949,679
Denali Midco 2, LLC	Delayed Draw Term Loan, Tranche 2 Incremental	(4) (5) (14)	Consumer Services	SOFR + 525	9.69%	12/22/2028	280,766	275,507	278,608
Denali Midco 2, LLC	Delayed Draw Term Loan, Tranche 4 Incremental	(4) (5) (14)	Consumer Services	SOFR + 525	9.69%	12/22/2028	1,131,637	1,110,894	1,122,941
Denali Midco 2, LLC	Delayed Draw Term Loan, Tranche 5 Incremental	(4) (5) (6) (14)	Consumer Services	SOFR + 525	9.69%	12/22/2028	2,752,500	2,512,148	2,627,469
Denali Midco 2, LLC	Term Loan, Incremental	(2) (3) (4) (5) (14)	Consumer Services	SOFR + 525	9.69%	12/22/2028	4,200,774	4,121,092	4,168,493
Denali Midco 2, LLC	Term Loan, Tranche 1	(4) (5) (14)	Consumer Services	SOFR + 525	9.69%	12/22/2028	561,532	551,379	557,217
DexKo Global, Inc.	Term Loan, Tranche B	(2) (3) (4) (14)	Automotives	SOFR + 375	8.34%	10/4/2028	1,682,229	1,678,885	1,585,332
DG Investment Intermediate Holdings 2, Inc.	Term Loan	(2) (3) (4) (13) (14)	Software	SOFR + 375	8.22%	3/31/2028	5,719,766	5,687,791	5,765,066
Digital Intelligence Systems, LLC	Term Loan	(2) (3) (5)	Consumer Services	9.00%	9.00%	4/2/2026	11,340,448	11,072,428	11,340,448
Diligent Corporation	Term Loan, Tranche A1	(2) (3) (4) (5) (6) (14)	Telecommunications	SOFR + 500	10.09%	8/4/2030	32,102,892	31,801,104	32,469,363
Diligent Corporation	Term Loan, Tranche A1	(2) (3) (4) (5) (14)	Telecommunications	SOFR + 500	10.09%	8/4/2030	5,503,353	5,461,509	5,557,477
Dwyer Instruments, Inc.	Delayed Draw Term Loan, Upsize	(4) (5) (14)	Electronic Equipment, Instruments & Components	SOFR + 475	9.08%	7/21/2029	1,400,780	1,385,788	1,400,780
Dwyer Instruments, Inc.	Term Loan, 4th Amendment	(3) (4) (5) (6) (14)	Electronic Equipment, Instruments & Components	SOFR + 475	9.14%	7/21/2029	21,886,104	21,643,858	21,638,820
Dwyer Instruments, Inc.	Delayed Draw Term Loan	(4) (5) (14)	Electronic Equipment, Instruments & Components	SOFR + 475	9.08%	7/21/2029	975,831	966,480	975,831
Dwyer Instruments, Inc.	Term Loan	(2) (3) (4) (5) (6) (14)	Electronic Equipment, Instruments & Components	SOFR + 475	9.08%	7/21/2029	19,089,232	18,837,998	19,089,232
EAB Global, Inc.	Term Loan	(2) (3) (4) (14)	Professional Services	SOFR + 325	7.61%	8/16/2028	4,929,727	4,899,685	4,940,819

CARLYLE TACTICAL PRIVATE CREDIT FUND
CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)
As of December 31, 2024

Investments—Corporate Loans (85.1% of Net Assets)		Footnotes	Industry	Reference Rate & Spread	Interest Rate	Maturity Date	Par / Principal Amount *	Amortized Cost	Fair Value
EFS Cogen Holdings I, LLC	Term Loan, Tranche B	(2) (3) (4) (7) (14)	Utilities	SOFR + 350	8.11%	10/1/2027	8,589,853	8,560,621	8,614,936
Electronics for Imaging, Inc.	Term Loan	(2) (3) (4) (13) (14)	High Tech Industries	SOFR + 500	9.69%	7/23/2026	5,849,546	4,649,520	4,724,444
Element Materials Technology Group US Holdings, Inc.	Term Loan	(2) (3) (4) (14)	Professional Services	SOFR + 375	8.08%	7/6/2029	6,631,416	6,618,278	6,660,462
Eliassen Group, LLC	Delayed Draw Term Loan	(4) (5) (14)	Professional Services	SOFR + 575	10.08%	4/14/2028	1,205,602	1,195,110	1,186,091
Eliassen Group, LLC	Term Loan	(2) (3) (4) (5) (14)	Professional Services	SOFR + 575	10.08%	4/14/2028	19,964,363	19,779,793	19,641,270
Ellkay, LLC	Term Loan	(2) (3) (4) (5) (6) (8) (13) (14)	Health Care Providers & Services	SOFR + 550, 2.00% PIK	12.70%	9/14/2027	14,031,917	13,878,222	12,277,141
Engineered Machinery Holdings, Inc.	Term Loan, Incremental	(2) (3) (4) (7) (14)	Capital Equipment	SOFR + 375	8.34%	5/21/2028	1,940,000	1,934,565	1,950,922
Enverus Holdings, Inc.	Revolver	(4) (5) (6) (14)	Software	SOFR + 550	9.86%	12/22/2029	44,278	25,715	33,130
Enverus Holdings, Inc.	Term Loan	(2) (3) (4) (5) (6) (14)	Software	SOFR + 550	9.86%	12/22/2029	19,390,154	19,125,558	19,237,402
Epicor Software Corp.	Term Loan	(3) (4) (14)	Software	SOFR + 325	7.61%	5/23/2031	11,243,668	11,207,155	11,315,066
eResearchTechnology, Inc.	Term Loan	(3) (4) (14)	High Tech Industries	SOFR + 400	8.36%	2/4/2027	1,924,433	1,924,433	1,934,652
Essential Services Holding Corp.	Term Loan	(2) (3) (4) (5) (6) (14)	Commercial Services & Supplies	SOFR + 500	9.65%	6/17/2031	30,334,400	29,958,953	30,221,326
Excel Fitness Holdings, Inc.	Delayed Draw Term Loan	(2) (4) (5) (14)	Hotels, Restaurants & Leisure	SOFR + 550	9.83%	4/27/2029	1,846,969	1,811,025	1,846,969
Excel Fitness Holdings, Inc.	Delayed Draw Term Loan, 4th Amendment	(4) (5) (6) (14)	Hotels, Restaurants & Leisure	SOFR + 550	9.83%	4/29/2029	467,226	437,507	467,226
Excel Fitness Holdings, Inc.	Term Loan	(2) (3) (4) (5) (6) (13) (14)	Hotels, Restaurants & Leisure	SOFR + 525	9.73%	4/27/2029	6,140,859	6,045,629	6,095,523
Excel Fitness Holdings, Inc.	Term Loan	(2) (3) (4) (5) (14)	Hotels, Restaurants & Leisure	SOFR + 550	9.83%	4/27/2029	3,675,469	3,601,452	3,675,469
Excelitas Technologies Corp.	Term Loan	(2) (3) (4) (5) (6) (14)	Capital Equipment	SOFR + 525	9.61%	8/13/2029	49,599,202	49,554,668	49,248,342
Excelitas Technologies Corp.	Term Loan	(2) (3) (4) (5) (14)	Capital Equipment	EURIBOR + 525	8.11%	8/13/2029	€3,887,330	4,213,606	3,997,550
FCG Acquisitions, Inc.	Term Loan	(2) (3) (4) (13) (14)	Commercial Services & Supplies	SOFR + 375	8.22%	3/31/2028	4,839,633	4,828,677	4,866,251
Fertitta Entertainment, LLC	Term Loan, Tranche B	(2) (3) (4) (7) (14)	Hotels, Restaurants & Leisure	SOFR + 350	7.81%	1/27/2029	7,869,579	7,817,922	7,892,244
Finastra USA, Inc.	Revolver	(4) (5) (6) (14)	Software	SOFR + 725	11.65%	9/13/2029	2,338,309	2,278,434	2,404,098
Finastra USA, Inc.	Term Loan	(2) (3) (4) (5) (14)	Software	SOFR + 725	12.18%	9/13/2029	35,968,797	35,364,911	36,598,251
First Advantage Holdings, LLC	Term Loan, Tranche B	(3) (4) (5) (14)	Professional Services	SOFR + 325	7.61%	9/20/2031	4,500,000	4,477,892	4,543,605
Floating Infrastructure Holdings Finance, LLC	Term Loan, Tranche A	(2) (3) (5)	Transportation	9.00%	9.00%	8/13/2027	13,551,466	13,395,297	13,551,466
Flynn Restaurant Group LP	Term Loan, Tranche B	(2) (3) (4) (13) (14)	Specialty Retail	SOFR + 425	8.72%	12/1/2028	4,874,557	4,829,382	4,887,962

CARLYLE TACTICAL PRIVATE CREDIT FUND
CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)
As of December 31, 2024

Investments—Corporate Loans (85.1% of Net Assets)		Footnotes	Industry	Reference Rate & Spread	Interest Rate	Maturity Date	Par / Principal Amount *		Amortized Cost	Fair Value
Focus Financial Partners, LLC	Term Loan, Tranche B8	(3) (4) (6) (14)	Banking, Finance, Insurance & Real Estate	SOFR + 325	7.61%	9/11/2031		9,030,140	9,008,163	9,113,840
FPG Intermediate Holdco, LLC	Term Loan, 3rd Amendment	(4) (5) (8) (14)	Consumer Services	SOFR + 275, 4.00% PIK	11.23%	3/5/2027		75,535	74,776	49,217
FPG Intermediate Holdco, LLC	Delayed Draw Term Loan	(4) (5) (6) (8) (13) (14)	Consumer Services	SOFR + 100, 5.75% PIK	11.25%	3/5/2027		1,848	1,848	1,848
Gainwell Acquisition Corp.	Term Loan, Tranche B	(2) (3) (4) (13) (14)	Health Care Providers & Services	SOFR + 400	8.43%	10/1/2027		3,355,816	3,330,635	3,243,027
Galileo Parent, Inc.	Revolver	(4) (5) (6) (14)	Aerospace & Defense	SOFR + 575	10.08%	5/3/2029		3,299,297	3,299,297	3,299,297
Galileo Parent, Inc.	Term Loan	(3) (4) (5) (14)	Aerospace & Defense	SOFR + 575	10.08%	5/3/2030		45,816,404	45,816,404	45,816,404
GEN II Fund Services, LLC	Term Loan, Tranche B	(2) (4) (5) (14)	Banking, Finance, Insurance & Real Estate	SOFR + 275	7.08%	11/19/2031		5,000,000	4,987,590	5,018,750
Generator Buyer, Inc.	Delayed Draw Term Loan	(2) (4) (5) (6) (14)	Machinery	CORRA + 525	8.42%	7/22/2030	C$	659,689	421,331	411,423
Generator Buyer, Inc.	Term Loan, Tranche A	(2) (3) (4) (5) (6) (14)	Machinery	CORRA + 525	8.42%	7/22/2030	C$	19,395,833	13,842,866	13,303,554
Generator U.S. Buyer, Inc.	Term Loan	(2) (3) (4) (5) (14)	Machinery	SOFR + 525	9.58%	7/22/2030		3,823,750	3,759,012	3,779,081
Genesys Cloud Services Holdings II, LLC	Term Loan, Tranche B	(3) (4) (14)	Software	SOFR + 300	7.36%	12/1/2027		9,153,247	9,125,990	9,221,896
Greenhouse Software, Inc.	Term Loan, 2nd Amendment Incremental	(2) (3) (4) (5) (6) (14)	Software	SOFR + 625	10.58%	9/1/2028		1,600,000	1,565,407	1,600,395
Greenhouse Software, Inc.	Term Loan	(2) (3) (4) (5) (14)	Software	SOFR + 625	10.58%	9/1/2028		7,598,039	7,524,853	7,643,087
GS AcquisitionCo, Inc.	Delayed Draw Term Loan, 7th Supplemental	(4) (5) (6) (14)	Software	SOFR + 525	9.58%	5/25/2028		104,209	102,284	107,201
GS AcquisitionCo, Inc.	Term Loan	(3) (4) (5) (6) (14)	Software	SOFR + 525	9.58%	5/25/2028		13,767,444	13,728,870	13,855,130
Guidehouse LLP	Term Loan	(2) (3) (4) (5) (8) (14)	Sovereign & Public Finance	SOFR + 375, 2.00% PIK	10.11%	12/14/2030		39,992,827	39,991,592	40,392,755
Hadrian Acquisition Limited	Term Loan, Acquisition	(2) (3) (4) (5) (8) (11) (14)	Banking, Finance, Insurance & Real Estate	SONIA + 516, 3.20% PIK	13.08%	2/28/2029		£7,443,753	9,761,129	9,412,021
Hadrian Acquisition Limited	Delayed Draw Term Loan	(2) (3) (4) (5) (6) (8) (11) (14)	Banking, Finance, Insurance & Real Estate	SONIA + 516, 3.20% PIK	13.08%	2/28/2029		£4,160,892	4,921,804	5,360,951
Hadrian Acquisition Limited	Term Loan, Tranche B2	(2) (3) (4) (5) (8) (11) (14)	Banking, Finance, Insurance & Real Estate	SONIA + 516, 3.20% PIK	13.08%	2/28/2029		£19,607,035	25,629,922	24,791,503
Heartland Home Services, Inc.	Delayed Draw Term Loan, 2nd Amendment	(4) (5) (14)	Consumer Services	SOFR + 575	10.08%	12/15/2026		4,764,598	4,743,366	4,526,972
Heartland Home Services, Inc.	Delayed Draw Term Loan, 1st Amendment	(4) (5) (14)	Consumer Services	SOFR + 600	10.33%	12/15/2026		8,498,168	8,449,169	8,110,771
Heartland Home Services, Inc.	Delayed Draw Term Loan	(2) (3) (4) (5) (14)	Consumer Services	SOFR + 600	10.33%	12/15/2026		2,254,461	2,237,480	2,151,689
Heartland Home Services, Inc.	Revolver	(4) (5) (6) (14)	Consumer Services	SOFR + 600	10.33%	12/15/2026		181,058	176,401	149,374

CARLYLE TACTICAL PRIVATE CREDIT FUND
CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)
As of December 31, 2024

Investments—Corporate Loans (85.1% of Net Assets)		Footnotes	Industry	Reference Rate & Spread	Interest Rate	Maturity Date	Par / Principal Amount *	Amortized Cost	Fair Value
Heartland Home Services, Inc.	Term Loan	(2) (3) (4) (5) (14)	Consumer Services	SOFR + 600	10.33%	12/15/2026	6,787,339	6,744,192	6,477,932
Helios Software Holdings, Inc.	Term Loan, Tranche B	(3) (4) (14)	Banking, Finance, Insurance & Real Estate	SOFR + 350	7.83%	7/18/2030	5,130,000	5,026,458	5,150,520
Hercules Borrower, LLC	Delayed Draw Term Loan	(2) (4) (5) (13) (14)	Environmental Industries	SOFR + 550	9.93%	12/14/2026	2,026,184	2,009,674	2,026,184
Hercules Borrower, LLC	Term Loan	(2) (3) (4) (5) (6) (13) (14)	Environmental Industries	SOFR + 550	9.93%	12/14/2026	5,964,961	5,901,057	5,964,961
Hercules Borrower, LLC	Term Loan	(3) (4) (5) (13) (14)	Environmental Industries	SOFR + 550	9.93%	12/14/2026	339,153	336,264	339,153
Hoosier Intermediate, LLC	Term Loan	(2) (3) (4) (5) (6) (14)	Health Care Providers & Services	SOFR + 500	9.52%	11/15/2028	12,020,100	11,850,906	12,020,100
Howden Group Holdings Ltd.	Term Loan, Tranche B	(2) (3) (4) (14)	Insurance	SOFR + 300	7.36%	2/3/2031	9,925,125	9,880,163	9,880,163
Howden Group Holdings Ltd.	Term Loan, Tranche B	(3) (4) (14)	Insurance	SOFR + 350	7.86%	4/18/2030	4,952,185	4,932,911	4,982,096
HS Spa Holdings Inc.	Delayed Draw Term Loan, 2nd Amendment	(4) (5) (6) (14)	Consumer Services	SOFR + 525	9.54%	6/1/2029	313,372	307,936	313,372
HS Spa Holdings Inc.	Revolver	(4) (5) (6) (14)	Consumer Services	SOFR + 525	9.61%	6/2/2028	247,093	232,685	247,093
HS Spa Holdings Inc.	Term Loan	(2) (3) (4) (5) (14)	Consumer Services	SOFR + 525	9.61%	6/1/2029	8,432,050	8,312,533	8,483,200
HUB International Ltd.	Term Loan, Tranche B	(3) (4) (14)	Insurance	SOFR + 275	7.37%	6/20/2030	9,942,884	9,909,961	9,909,953
Hunter Holdco 3 Ltd.	Term Loan, Tranche B	(2) (3) (4) (5) (7) (13) (14)	Health Care Providers & Services	SOFR + 425	8.68%	8/19/2028	2,565,243	2,555,376	2,529,970
Icefall Parent, Inc.	Term Loan	(2) (3) (4) (5) (6) (14)	Software	SOFR + 650	10.86%	1/26/2030	13,018,681	12,767,312	13,004,965
iCIMS, Inc.	Revolver	(4) (5) (6) (14)	Software	SOFR + 575	10.38%	8/18/2028	487,682	461,719	443,567
iCIMS, Inc.	Term Loan	(2) (3) (4) (5) (6) (14)	Software	SOFR + 575	10.38%	8/18/2028	27,543,982	27,270,422	26,963,586
IG Investment Holdings, LLC	Term Loan, Refinancing	(2) (3) (4) (5) (6) (13) (14)	IT Services	SOFR + 500	9.67%	9/22/2028	4,116,737	4,116,348	4,116,331
Infront Luxembourg Finance S.a.r.l.	Term Loan, Tranche B	(2) (3) (4) (5) (8) (14)	Hotels, Restaurants & Leisure	EURIBOR + 450, 5.50% PIK	12.91%	5/28/2027	€21,382,376	25,588,098	22,148,928
Instructure Holdings, Inc.	Term Loan	(3) (4) (14)	Software	SOFR + 300	7.33%	9/12/2031	4,800,000	4,777,016	4,813,488
ION Trading Technologies S.a.r.l.	Term Loan, Tranche B	(3) (4) (14)	Banking, Finance, Insurance & Real Estate	SOFR + 350	7.83%	4/1/2028	8,603,751	8,560,386	8,560,386
IQN Holding Corp.	Term Loan	(2) (3) (4) (5) (14)	Professional Services	SOFR + 525	9.76%	5/2/2029	6,835,334	6,788,097	6,835,334
iRobot Corporation	Term Loan	(2) (3) (4) (5) (8) (13) (14)	Consumer Goods: Durable	SOFR + 650, 2.50% PIK	13.76%	7/24/2026	26,421,640	26,421,640	25,562,937
iSolved, Inc.	Term Loan	(3) (4) (14)	Professional Services	SOFR + 325	7.61%	10/15/2030	4,466,334	4,447,048	4,516,581
Janney Montgomery Scott, LLC	Term Loan	(3) (4) (6) (14)	Banking, Finance, Insurance & Real Estate	SOFR + 325	7.58%	9/11/2031	5,571,429	5,543,796	5,636,429
Javelin Buyer, Inc.	Term Loan	(3) (4) (14)	Banking, Finance, Insurance & Real Estate	SOFR + 325	7.61%	11/1/2031	10,000,000	9,975,110	10,068,800

CARLYLE TACTICAL PRIVATE CREDIT FUND
CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)
As of December 31, 2024

Investments—Corporate Loans (85.1% of Net Assets)		Footnotes	Industry	Reference Rate & Spread	Interest Rate	Maturity Date	Par / Principal Amount *		Amortized Cost	Fair Value
Jeg's Automotive, LLC	Revolver	(4) (5) (14) (15)	Automotives	SOFR + 700	11.33%	12/22/2027	1,041,666		1,044,339	1,041,666
Jeg's Automotive, LLC	Term Loan	(3) (4) (5) (14) (15)	Automotives	SOFR + 700	11.33%	12/22/2027	6,270,833		6,270,987	6,270,833
Jordanes Equity AS	Term Loan, Tranche A	(5) (6) (8)	Beverage, Food & Tobacco	11.75% PIK	11.75%	12/27/2031	kr	291,278,474	22,961,042	22,791,893
Kaman Corp.	Term Loan	(3) (4) (14)	Distributors	SOFR + 350	7.83%	4/21/2031	4,364,063		4,353,742	4,388,632
Kaseya, Inc.	Delayed Draw Term Loan	(4) (5) (6) (8) (14)	Software	SOFR + 550, 2.50% PIK	12.33%	6/25/2029	223,529		209,683	223,529
Kaseya, Inc.	Delayed Draw Term Loan	(4) (5) (8) (14)	Software	SOFR + 550, 2.50% PIK	12.33%	6/25/2029	70,978		70,029	70,978
Kaseya, Inc.	Revolver	(4) (5) (6) (14)	Software	SOFR + 550	10.08%	6/25/2029	519,029		492,256	519,029
Kaseya, Inc.	Term Loan	(2) (3) (4) (5) (8) (14)	Software	SOFR + 550, 2.50% PIK	12.33%	6/25/2029	36,032,252		35,533,823	36,032,252
Kestra Advisor Services Holdings A, Inc.	Term Loan	(3) (4) (14)	Banking, Finance, Insurance & Real Estate	SOFR + 400	8.51%	3/25/2031	2,493,750		2,487,998	2,493,750
Kingpin Intermediate Holdings, LLC	Term Loan, Tranche B	(4) (5) (14)	Hotels, Restaurants & Leisure	SOFR + 350	7.85%	2/8/2028	1,333,333		1,333,333	1,335,000
KRE HYOD Owner, LLC	Term Loan, Tranche A1	(4) (5) (14)	Banking, Finance, Insurance & Real Estate	SOFR + 421	8.92%	9/13/2026	1,320,876		1,320,876	1,310,970
KRE HYOD Owner, LLC	Term Loan, Tranche A2	(4) (5) (11) (14)	Banking, Finance, Insurance & Real Estate	SOFR + 1046	15.17%	9/13/2026	3,719,970		3,719,970	3,710,670
LaserShip, Inc.	Term Loan	(4) (5) (14)	Transportation	SOFR + 450	9.09%	5/7/2028	50,000		24,500	21,025
LaserShip, Inc.	Term Loan, Tranche A	(4) (14)	Transportation	SOFR + 625	10.55%	1/2/2029	4,469,651		4,195,671	4,645,665
Legence Holdings, LLC	Term Loan	(2) (3) (4) (7) (13) (14)	Commercial Services & Supplies	SOFR + 350	7.96%	12/16/2027	3,391,575		3,384,268	3,401,750
LSF12 Crown U.S. Commercial Bidco, LLC	Term Loan, Tranche B	(3) (4) (5) (14)	Commercial Services & Supplies	SOFR + 425	8.59%	10/10/2031	5,000,000		4,950,242	4,978,150
LVF Holdings, Inc.	Delayed Draw Term Loan	(2) (3) (4) (5) (13) (14)	Beverage, Food & Tobacco	SOFR + 550	9.98%	6/10/2027	5,658,700		5,605,019	5,658,700
LVF Holdings, Inc.	Term Loan, Initial	(2) (3) (4) (5) (13) (14)	Beverage, Food & Tobacco	SOFR + 550	9.98%	6/10/2027	5,912,832		5,856,824	5,912,832
LVF Holdings, Inc.	Revolver	(4) (5) (6) (13) (14)	Beverage, Food & Tobacco	SOFR + 550	9.98%	6/10/2027	355,699		348,165	355,699
Madison Safety & Flow, LLC	Term Loan, Tranche B	(3) (4) (14)	Machinery	SOFR + 325	7.61%	9/19/2031	4,239,375		4,229,087	4,267,185
Magenta Security Holdings, LLC	Term Loan, Super Priority	(3) (4) (13) (14)	Software	SOFR + 625	10.84%	7/27/2028	2,411,612		2,320,613	2,453,068
Material Holdings, LLC	Term Loan, Tranche A	(3) (4) (5) (6) (8) (13) (14)	Professional Services	SOFR + 135, 4.65% PIK	10.43%	8/19/2027	10,530,637		10,530,637	10,530,637
Material Holdings, LLC	Term Loan, Tranche B	(3) (4) (5) (8) (13) (14) (15)	Professional Services	SOFR + 6.00% PIK	10.43%	8/19/2027	2,524,099		1,001,033	655,147
Maverick Acquisition, Inc.	Delayed Draw Term Loan	(2) (4) (5) (14)	Aerospace & Defense	SOFR + 625	10.58%	6/1/2027	2,380,869		2,358,847	1,732,279
Maverick Acquisition, Inc.	Term Loan, Initial	(3) (4) (5) (14)	Aerospace & Defense	SOFR + 625	10.58%	6/1/2027	10,444,480		10,346,339	7,599,224
Mavis Tire Express Services Corp.	Term Loan	(3) (4) (14)	Specialty Retail	SOFR + 350	7.86%	5/4/2028	3,378,460		3,369,357	3,397,481
McAfee, LLC	Term Loan, Tranche B	(3) (4) (14)	Software	SOFR + 325	7.37%	3/1/2029	6,905,181		6,747,570	6,747,570

CARLYLE TACTICAL PRIVATE CREDIT FUND
CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)
As of December 31, 2024

Investments—Corporate Loans (85.1% of Net Assets)		Footnotes	Industry	Reference Rate & Spread	Interest Rate	Maturity Date	Par / Principal Amount *	Amortized Cost	Fair Value
Medical Manufacturing Technologies, LLC	Term Loan, 1st Amendment Incremental	(4) (5) (14)	Health Care Providers & Services	SOFR + 575	10.09%	12/23/2027	9,249,450	9,099,261	9,107,046
Medical Manufacturing Technologies, LLC	Delayed Draw Term Loan	(4) (5) (13) (14)	Health Care Providers & Services	SOFR + 575	10.23%	12/23/2027	5,047,829	4,992,183	4,970,112
Medical Manufacturing Technologies, LLC	Revolver	(2) (4) (5) (6) (13) (14)	Health Care Providers & Services	SOFR + 575	10.23%	12/23/2027	1,781,000	1,752,619	1,745,619
Medical Manufacturing Technologies, LLC	Term Loan	(2) (3) (4) (5) (13) (14)	Health Care Providers & Services	SOFR + 575	10.23%	12/23/2027	12,525,309	12,383,523	12,332,470
Minerva Bidco Ltd.	Term Loan	(3) (4) (5) (6) (14)	Utilities	SONIA + 625	10.95%	11/7/2030	£21,761,116	26,405,613	26,268,284
Mitchell International, Inc.	Term Loan	(3) (4) (14)	Health Care Providers & Services	SOFR + 325	7.61%	6/17/2031	6,877,687	6,836,363	6,872,047
Nader Upside 2 S.a.r.l.	Term Loan, Tranche B	(4) (5) (8)	Health Care Providers & Services	EURIBOR + 10.25% PIK	12.93%	3/28/2028	€51,815,159	54,829,395	52,513,388
NEFCO Holding Company, LLC	Term Loan, 1st Amendment Incremental	(2) (3) (4) (5) (14)	Building Products	SOFR + 575	10.03%	8/5/2028	552,800	543,844	551,534
NEFCO Holding Company, LLC	Delayed Draw Term Loan, Tranche A	(2) (3) (4) (5) (14)	Building Products	SOFR + 575	10.31%	8/5/2028	845,535	836,511	843,598
NEFCO Holding Company, LLC	Delayed Draw Term Loan, Tranche B	(2) (3) (4) (5) (14)	Building Products	SOFR + 575	10.31%	8/5/2028	638,314	632,167	636,852
NEFCO Holding Company, LLC	Delayed Draw Term Loan, Tranche C	(2) (3) (4) (5) (14)	Building Products	SOFR + 575	10.31%	8/5/2028	1,130,653	1,118,114	1,128,063
NEFCO Holding Company, LLC	Delayed Draw Term Loan, Tranche D	(4) (5) (14)	Building Products	SOFR + 575	10.03%	8/5/2028	2,995,655	2,947,890	2,988,794
NEFCO Holding Company, LLC	Revolver	(4) (5) (6) (14)	Building Products	SOFR + 575	10.31%	8/5/2028	382,830	346,251	374,260
NEFCO Holding Company, LLC	Term Loan	(2) (3) (4) (5) (14)	Building Products	SOFR + 575	10.31%	8/5/2028	6,246,438	6,177,342	6,232,131
NEFCO Holding Company, LLC	Term Loan, 4th Amendment	(3) (4) (5) (14)	Building Products	SOFR + 575	10.31%	8/5/2028	3,071,379	3,040,665	3,064,344
NEFCO Holding Company, LLC	Delayed Draw Term Loan, Tranche E	(4) (5) (14)	Building Products	SOFR + 575	10.03%	8/5/2028	3,424,006	3,365,365	3,416,163
NEFCO Holding Company, LLC	Delayed Draw Term Loan, Tranche F	(4) (5) (6) (14)	Building Products	SOFR + 575	10.31%	8/5/2028	2,250,387	2,213,897	2,241,680
NEFCO Holding Company, LLC	Delayed Draw Term Loan, Tranche G	(4) (5) (14)	Building Products	SOFR + 575	10.31%	8/5/2028	3,801,329	3,764,747	3,792,622
NEFCO Holding Company, LLC	Term Loan, Incremental	(2) (3) (4) (5) (14)	Building Products	SOFR + 575	10.31%	8/5/2028	1,287,638	1,274,761	1,284,688
North Haven Fairway Buyer, LLC	Delayed Draw Term Loan, Tranche C1	(4) (5) (14)	Consumer Services	SOFR + 650	10.90%	5/17/2028	95,362	93,139	95,362
North Haven Fairway Buyer, LLC	Delayed Draw Term Loan, Tranche C2	(4) (5) (14)	Consumer Services	SOFR + 650	10.90%	5/17/2028	11,072,057	10,822,734	11,072,057
North Haven Fairway Buyer, LLC	Delayed Draw Term Loan, Tranche D	(3) (4) (5) (6) (14)	Consumer Services	SOFR + 525	9.66%	5/17/2028	4,335,995	4,128,787	4,224,829
North Haven Fairway Buyer, LLC	Revolver	(4) (5) (6) (14)	Consumer Services	SOFR + 650	10.90%	5/17/2028	1,609,692	1,578,555	1,609,692

CARLYLE TACTICAL PRIVATE CREDIT FUND
CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)
As of December 31, 2024

Investments—Corporate Loans (85.1% of Net Assets)		Footnotes	Industry	Reference Rate & Spread	Interest Rate	Maturity Date	Par / Principal Amount *	Amortized Cost	Fair Value
North Haven Fairway Buyer, LLC	Term Loan	(2) (3) (4) (5) (14)	Consumer Services	SOFR + 650	10.90%	5/17/2028	10,021,752	9,895,483	10,021,752
Nuvei Technologies Corp.	Term Loan, Tranche B1	(3) (4) (5) (14)	Banking, Finance, Insurance & Real Estate	SOFR + 300	7.44%	7/18/2031	2,432,059	2,422,863	2,434,345
Oak Purchaser, Inc.	Delayed Draw Term Loan	(4) (5) (14)	Professional Services	SOFR + 550	9.81%	4/28/2028	2,444,809	2,430,220	2,407,818
Oak Purchaser, Inc.	Delayed Draw Term Loan	(4) (5) (6) (14)	Professional Services	SOFR + 550	9.82%	4/28/2028	202,960	178,489	176,489
Oak Purchaser, Inc.	Term Loan	(2) (3) (4) (5) (6) (14)	Professional Services	SOFR + 550	9.81%	4/28/2028	5,030,030	4,995,542	4,945,088
Oak Purchaser, Inc.	Term Loan	(2) (3) (4) (5) (14)	Professional Services	SOFR + 550	9.82%	4/28/2028	835,719	822,041	821,465
OneDigital Borrower, LLC	Term Loan	(3) (4) (14)	Insurance	SOFR + 325	7.61%	7/2/2031	4,975,000	4,956,677	4,981,368
Ontario Gaming GTA LP	Term Loan, Tranche B	(2) (3) (4) (14)	Hotels, Restaurants & Leisure	SOFR + 425	8.58%	8/1/2030	3,960,000	3,936,230	3,965,663
Optimizely North America, Inc.	Term Loan	(2) (3) (4) (5) (6) (14)	Software	SOFR + 500	9.36%	10/31/2031	6,727,273	6,650,021	6,681,440
Optimizely North America, Inc.	Term Loan	(2) (3) (4) (5) (14)	Software	EURIBOR + 525	8.11%	10/31/2031	€2,272,727	2,443,839	2,339,379
Optimizely North America, Inc.	Term Loan	(2) (3) (4) (5) (14)	Software	SONIA + 550	10.20%	10/31/2031	£909,091	1,167,369	1,132,925
Optiv Security, Inc.	Term Loan	(2) (3) (4) (14)	IT Services	SOFR + 525	9.87%	7/31/2026	9,912,500	9,238,190	8,131,323
Oranje Holdco, Inc.	Term Loan, Incremental	(3) (4) (5) (14)	Professional Services	SOFR + 725	11.82%	2/1/2029	2,530,442	2,484,222	2,507,027
Oranje Holdco, Inc.	Term Loan	(2) (3) (4) (5) (6) (14)	Professional Services	SOFR + 750	12.07%	2/1/2029	6,038,961	5,911,787	6,081,385
Orifarm Holding AS	Term Loan	(5) (8)	Health Care Providers & Services	12.00% PIK	12.00%	11/29/2031	€41,590,418	37,775,724	37,019,866
Orthrus Ltd.	Term Loan	(3) (4) (5) (8) (14)	Banking, Finance, Insurance & Real Estate	EURIBOR + 350, 2.75% PIK	9.13%	12/5/2031	€7,218,188	7,526,064	7,364,804
Orthrus Ltd.	Term Loan	(3) (4) (5) (6) (8) (14)	Banking, Finance, Insurance & Real Estate	SONIA + 350, 2.75% PIK	10.95%	12/5/2031	£8,082,929	10,080,428	9,896,650
Orthrus Ltd.	Term Loan	(3) (4) (5) (8) (14)	Banking, Finance, Insurance & Real Estate	SOFR + 350, 2.75% PIK	10.72%	12/5/2031	19,070,590	18,786,566	18,784,531
Packaging Coordinators Midco, Inc.	Term Loan, Tranche B	(3) (4) (14)	Containers, Packaging & Glass	SOFR + 325	7.84%	11/30/2027	6,844,758	6,839,271	6,868,509
PAM Bidco Limited	Delayed Draw Term Loan, Capex Facility A	(5) (6)	Utilities	10.75%	10.75%	10/29/2031	£216,324	198,105	198,598
PAM Bidco Limited	Delayed Draw Term Loan, Capex Facility B	(4) (5) (6) (14)	Utilities	SONIA + 730	12.00%	10/29/2031	£740,653	678,277	679,964
PAM Bidco Limited	Term Loan, Tranche B1	(3) (5) (6)	Utilities	10.75%	10.75%	10/29/2031	£6,489,716	8,262,085	7,949,948
PAM Bidco Limited	Term Loan, Tranche B2	(3) (4) (5) (6) (14)	Utilities	SONIA + 730	12.00%	10/29/2031	£22,219,597	28,288,568	27,219,164
Parexel International Corp.	Term Loan	(3) (4) (14)	Health Care Providers & Services	SOFR + 300	7.36%	11/15/2028	1,641,350	1,637,863	1,637,863
Park County Holdings, LLC	Term Loan	(2) (3) (4) (5) (11) (14)	Entertainment	SOFR + 728	11.62%	11/29/2029	57,517,241	56,498,351	57,229,655

CARLYLE TACTICAL PRIVATE CREDIT FUND
CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)
As of December 31, 2024

Investments—Corporate Loans (85.1% of Net Assets)		Footnotes	Industry	Reference Rate & Spread	Interest Rate	Maturity Date	Par / Principal Amount *	Amortized Cost	Fair Value
PDI TA Holdings, Inc.	Delayed Draw Term Loan	(2) (3) (4) (5) (6) (14)	Software	SOFR + 550	10.08%	2/1/2031	2,950,407	2,904,160	2,942,307
PDI TA Holdings, Inc.	Term Loan	(2) (3) (4) (5) (6) (14)	Software	SOFR + 550	10.08%	2/1/2031	22,773,366	22,547,516	22,734,899
Pearls Netherlands Bidco B.V.	Term Loan, Tranche B	(2) (3) (4) (14)	Transportation	SOFR + 400	8.31%	2/26/2029	2,920,881	2,916,094	2,940,977
Pegasus Bidco Ltd.	Term Loan	(2) (3) (4) (5) (14)	Software	SOFR + 450	8.83%	8/16/2031	18,165,933	17,991,438	18,165,933
Peraton Corp.	Term Loan, Tranche B	(3) (4) (13) (14)	Aerospace & Defense	SOFR + 375	8.21%	2/1/2028	4,828,461	4,790,478	4,483,419
Performance Health Holdings, Inc.	Term Loan, Tranche B	(2) (3) (4) (5) (13) (14)	Health Care Providers & Services	SOFR + 575	10.21%	7/12/2027	3,222,000	3,190,331	3,222,000
Pestco Intermediate, LLC	Delayed Draw Term Loan	(4) (5) (13) (14)	Commercial Services & Supplies	SOFR + 625	10.99%	2/17/2028	1,383,451	1,356,427	1,397,286
Pestco Intermediate, LLC	Term Loan	(2) (3) (4) (5) (6) (14)	Commercial Services & Supplies	SOFR + 525	9.84%	2/17/2028	3,641,642	3,559,502	3,678,058
Pestco, LLC	Term Loan	(2) (3) (4) (5) (6) (14)	Commercial Services & Supplies	SOFR + 525	9.50%	2/17/2028	1,916,357	1,872,353	1,879,786
PF Atlantic Holdco 2, LLC	Delayed Draw Term Loan	(2) (3) (4) (5) (13) (14)	Hotels, Restaurants & Leisure	SOFR + 550	10.19%	11/12/2027	12,648,805	12,515,117	12,648,805
PF Atlantic Holdco 2, LLC	Term Loan	(2) (3) (4) (5) (6) (13) (14)	Hotels, Restaurants & Leisure	SOFR + 550	10.19%	11/12/2027	10,034,219	9,907,842	10,034,219
PF Atlantic Holdco 2, LLC	Term Loan	(2) (3) (4) (5) (6) (14)	Hotels, Restaurants & Leisure	SOFR + 600	10.52%	11/12/2027	840,549	703,934	933,858
Plano HoldCo Inc.	Term Loan	(3) (4) (5) (14)	IT Services	SOFR + 350	7.83%	8/31/2031	2,000,000	1,990,229	2,015,000
Planview Parent, Inc.	Term Loan	(3) (4) (14)	Software	SOFR + 350	7.87%	12/17/2027	6,936,998	6,764,537	6,781,557
PointClickCare Technologies, Inc.	Term Loan, Tranche B	(3) (4) (5) (14)	Health Care Technology	SOFR + 325	7.58%	10/10/2031	7,900,000	7,880,588	7,939,500
Polaris Newco, LLC	Term Loan, Tranche B	(2) (3) (4) (13) (14)	Software	SOFR + 400	8.85%	6/2/2028	2,592,332	2,546,601	2,594,976
Polaris Newco, LLC	Term Loan, Tranche B	(4)	Software	EURIBOR + 400	6.71%	6/2/2028	€10,000,000	10,199,081	9,971,400
Portugal Street East Limited	Term Loan	(5) (6)	Real Estate Management & Development	11.50%	11.50%	12/20/2026	£10,647,009	13,544,542	13,328,988
Pound Bidco, Inc.	Delayed Draw Term Loan	(4) (5) (6) (14)	Software	SOFR + 600	10.35%	2/1/2027	930,778	930,778	915,913
Pound Bidco, Inc.	Term Loan, Restatement	(2) (3) (4) (5) (6) (14)	Software	SOFR + 600	10.36%	2/1/2027	39,804,247	39,411,784	39,649,587
PPV Intermediate Holdings, LLC	Delayed Draw Term Loan	(4) (5) (6) (14)	Health Care Providers & Services	SOFR + 525	9.54%	8/31/2029	—	(120,291)	—
Press Ganey Holdings, Inc.	Term Loan, Tranche B	(3) (4) (14)	Health Care Technology	SOFR + 325	7.58%	4/24/2031	2,992,500	2,964,666	2,998,126
Primetech Holdco S.a.r.l.	Term Loan	(3) (5) (8)	Insurance	12.00% PIK	12.00%	7/28/2029	€28,924,685	28,884,742	29,437,299
Proampac PG Borrower LLC	Term Loan	(3) (4) (7) (14)	Containers, Packaging & Glass	SOFR + 400	8.52%	9/15/2028	5,803,034	5,798,919	5,814,640
Project Alpha Intermediate Holding, Inc.	Term Loan, Tranche B	(4) (14)	Software	SOFR + 325	7.56%	10/28/2030	3,000,000	2,992,500	3,017,340
Project Boost Purchaser, LLC	Revolver	(4) (5) (6) (14)	Professional Services	SOFR + 525	9.76%	5/2/2028	191,495	189,180	191,495
Project Castle, Inc.	Term Loan, Tranche B	(2) (3) (4) (14)	Professional Services	SOFR + 550	10.09%	6/1/2029	4,887,500	4,516,669	4,259,456

CARLYLE TACTICAL PRIVATE CREDIT FUND
CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)
As of December 31, 2024

Investments—Corporate Loans (85.1% of Net Assets)		Footnotes	Industry	Reference Rate & Spread	Interest Rate	Maturity Date	Par / Principal Amount *	Amortized Cost	Fair Value
Project Leopard Holdings, Inc.	Term Loan, Tranche B	(2) (3) (4) (13) (14)	Software	SOFR + 525	9.94%	7/20/2029	3,934,762	3,700,297	3,511,775
Proofpoint, Inc.	Term Loan	(3) (4) (14)	Software	SOFR + 300	7.36%	8/31/2028	8,832,371	8,734,244	8,868,848
Propulsion (BC) Finco S.a.r.l.	Term Loan, Tranche B	(3) (4) (14)	Aerospace & Defense	SOFR + 325	7.58%	9/14/2029	5,988,166	5,977,310	6,039,485
PXO Holdings I Corp.	Term Loan, 1st Amendment Incremental	(3) (4) (5) (14)	Chemicals, Plastics & Rubber	SOFR + 550	9.90%	3/8/2028	2,179,581	2,140,151	2,179,010
PXO Holdings I Corp.	Delayed Draw Term Loan	(4) (5) (13) (14)	Chemicals, Plastics & Rubber	SOFR + 550	10.05%	3/8/2028	2,341,117	2,313,864	2,340,504
PXO Holdings I Corp.	Revolver	(4) (5) (6) (13) (14)	Chemicals, Plastics & Rubber	SOFR + 550	10.05%	3/8/2028	394,396	380,178	394,051
PXO Holdings I Corp.	Term Loan	(2) (3) (4) (5) (13) (14)	Chemicals, Plastics & Rubber	SOFR + 550	10.05%	3/8/2028	14,383,116	14,211,041	14,379,349
QBS Parent, Inc.	Term Loan	(2) (3) (4) (5) (6) (14)	Energy: Oil & Gas	SOFR + 475	9.27%	11/7/2030	36,179,775	35,983,049	35,979,775
Qnnect, LLC	Delayed Draw Term Loan	(4) (5) (6) (14)	Aerospace & Defense	SOFR + 525	10.26%	11/2/2029	29,964	25,364	30,789
Qnnect, LLC	Term Loan, Incremental	(3) (4) (5) (14)	Aerospace & Defense	SOFR + 525	10.26%	10/4/2031	491,909	487,177	493,771
Qnnect, LLC	Term Loan	(2) (3) (4) (5) (14)	Aerospace & Defense	SOFR + 525	10.26%	11/2/2029	2,594,051	2,533,928	2,603,870
Quantic Electronics, LLC	Term Loan, 2nd Amendment Incremental	(2) (3) (4) (5) (13) (14)	Aerospace & Defense	SOFR + 600	10.43%	11/19/2026	1,959,911	1,944,716	1,959,911
Quantic Electronics, LLC	Delayed Draw Term Loan, 3rd Amendment	(4) (5) (13) (14)	Aerospace & Defense	SOFR + 600	10.43%	3/1/2027	1,775,668	1,761,269	1,775,668
Quantic Electronics, LLC	Revolver, 3rd Amendment	(4) (5) (6) (13) (14)	Aerospace & Defense	SOFR + 600	10.43%	11/19/2026	245,484	242,094	245,484
Quantic Electronics, LLC	Term Loan, 3rd Amendment	(3) (4) (5) (13) (14)	Aerospace & Defense	SOFR + 600	10.43%	11/19/2026	2,767,730	2,744,750	2,767,730
Quantic Electronics, LLC	Delayed Draw Term Loan	(2) (3) (4) (5) (13) (14)	Aerospace & Defense	SOFR + 600	10.43%	3/1/2027	1,432,814	1,420,793	1,432,814
Quest Software U.S. Holdings, Inc.	Term Loan	(2) (3) (4) (5) (7) (13) (14)	Software	SOFR + 425	8.99%	2/1/2029	11,224,325	9,010,011	7,108,702
Rackspace Technology Global, Inc.	Term Loan	(3) (4) (13) (14)	Software	SOFR + 275	7.35%	5/15/2028	13,080,045	7,580,922	7,524,688
Radwell Parent LLC	Term Loan, 1st Amendment	(3) (4) (5) (6) (14)	Distributors	SOFR + 550	9.83%	4/1/2029	18,232,563	17,808,669	18,077,626
Radwell Parent LLC	Revolver	(4) (5) (6) (14)	Distributors	SOFR + 550	9.83%	4/1/2028	279,069	253,181	268,394
Raven Acquisition Holdings, LLC	Term Loan, Tranche B	(3) (4) (6) (14)	Health Care Providers & Services	SOFR + 325	7.61%	10/24/2031	7,777,467	7,736,138	7,791,050
RealPage, Inc.	Term Loan	(3) (4) (14)	Software	SOFR + 300	7.59%	4/24/2028	4,941,274	4,853,581	4,926,698
Redstone Holdco 2 LP	Term Loan	(2) (3) (4) (5) (13) (14)	Computers and Electronics Retail	SOFR + 475	9.60%	4/27/2028	11,307,959	9,657,783	7,802,492
Rialto Management Group, LLC	Term Loan	(2) (3) (4) (5) (6) (14)	Banking, Finance, Insurance & Real Estate	SOFR + 500	9.53%	12/5/2030	15,700,637	15,539,757	15,538,217
Rocket Software, Inc.	Term Loan	(3) (4) (14)	Software	SOFR + 425	8.61%	11/28/2028	11,895,062	11,791,310	11,969,406

CARLYLE TACTICAL PRIVATE CREDIT FUND
CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)
As of December 31, 2024

Investments—Corporate Loans (85.1% of Net Assets)		Footnotes	Industry	Reference Rate & Spread	Interest Rate	Maturity Date	Par / Principal Amount *	Amortized Cost	Fair Value
Rome Bidco Ltd.	Delayed Draw Term Loan, Capex Facility	(2) (3) (4) (5) (6) (8) (14)	Hotels, Restaurants & Leisure	SONIA + 152, 6.23% PIK	12.45%	12/23/2027	£4,693,858	6,033,290	6,140,459
Rome Bidco Ltd.	Term Loan	(2) (3) (4) (5) (8) (14)	Hotels, Restaurants & Leisure	SONIA + 152, 6.23% PIK	12.45%	12/23/2027	£36,857,273	49,153,408	47,987,276
Rotation Buyer, LLC	Revolver	(4) (5) (6) (14)	Machinery	SOFR + 475	9.08%	12/27/2031	252,402	241,155	241,134
Rotation Buyer, LLC	Term Loan	(3) (4) (5) (6) (14)	Machinery	SOFR + 475	9.08%	12/27/2031	8,788,995	8,678,778	8,678,569
SCP Eye Care HoldCo, LLC	Delayed Draw Term Loan	(4) (5) (13) (14)	Health Care Providers & Services	SOFR + 550	9.96%	10/5/2029	38,782	37,947	38,823
SCP Eye Care HoldCo, LLC	Term Loan, Incremental	(2) (3) (4) (5) (6) (14)	Health Care Providers & Services	SOFR + 550	9.90%	10/7/2029	557,559	528,673	559,278
SCP Eye Care HoldCo, LLC	Term Loan	(4) (5) (6) (13) (14)	Health Care Providers & Services	SOFR + 550	9.96%	10/5/2029	118,301	115,221	118,424
Seahawk Bidco, LLC	Term Loan	(3) (4) (5) (6) (14)	Consumer Services	SOFR + 475	9.10%	12/29/2031	37,322,730	36,931,590	36,928,878
Skopima Merger Sub, Inc.	Term Loan, Tranche B	(2) (3) (4) (14)	High Tech Industries	SOFR + 450	8.87%	5/12/2028	2,910,000	2,896,869	2,896,869
Smarsh, Inc.	Delayed Draw Term Loan	(4) (5) (6) (14)	Software	SOFR + 575	10.08%	2/16/2029	510,180	497,075	510,180
Smarsh, Inc.	Revolver	(4) (5) (6) (14)	Software	SOFR + 575	10.08%	2/16/2029	102,036	98,959	102,036
Smarsh, Inc.	Term Loan	(2) (3) (4) (5) (14)	Software	SOFR + 575	10.08%	2/16/2029	4,081,438	4,026,597	4,081,438
SonicWall US Holdings, Inc.	Term Loan	(3) (4) (14)	Electronic Equipment, Instruments & Components	SOFR + 500	9.33%	5/16/2028	6,957,475	6,852,606	6,940,081
Sophia LP	Term Loan, Tranche B	(3) (4) (13) (14)	Software	SOFR + 300	7.60%	10/9/2029	4,762,041	4,737,442	4,789,422
Sovos Compliance, LLC	Term Loan	(3) (4) (14)	Software	SOFR + 450	8.97%	8/11/2028	4,943,985	4,897,042	4,973,747
Speedstar Holding Corp.	Delayed Draw Term Loan, 3rd Amendment	(4) (5) (6) (14)	Automotives	SOFR + 600	10.59%	7/2/2027	1,313,635	1,269,126	1,283,599
Speedstar Holding Corp.	Term Loan, 3rd Amendment Incremental	(2) (3) (4) (5) (14)	Automotives	SOFR + 600	10.59%	7/2/2027	12,029,024	11,910,434	11,891,500
Spotless Brands, LLC	Delayed Draw Term Loan, Tranche A	(4) (5) (13) (14)	Consumer Services	SOFR + 575	10.03%	7/25/2028	4,092,747	4,038,171	4,102,424
Spotless Brands, LLC	Delayed Draw Term Loan, Tranche B	(4) (5) (13) (14)	Consumer Services	SOFR + 575	10.03%	7/25/2028	925,557	913,289	927,746
Spotless Brands, LLC	Delayed Draw Term Loan	(4) (5) (13) (14)	Consumer Services	SOFR + 575	10.03%	7/25/2028	7,458,750	7,301,331	7,476,385
Spotless Brands, LLC	Delayed Draw Term Loan, Tranche E	(4) (5) (6) (14)	Consumer Services	SOFR + 550	10.06%	7/28/2028	13,895,690	13,662,120	13,766,983
Spotless Brands, LLC	Term Loan	(2) (3) (4) (5) (6) (13) (14)	Consumer Services	SOFR + 575	10.03%	7/25/2028	20,709,526	20,424,135	20,758,490
Star Parent, Inc.	Term Loan, Tranche B	(3) (4) (14)	Health Care Providers & Services	SOFR + 400	8.33%	9/27/2030	2,977,500	2,938,727	2,905,296
Surf Holdings, LLC	Term Loan, Incremental	(4) (14)	Software	SOFR + 350	7.86%	3/5/2027	3,000,000	2,996,250	2,996,250
Tank Holding Corp.	Delayed Draw Term Loan, Incremental	(2) (3) (4) (5) (6) (13) (14)	Capital Equipment	SOFR + 600	10.45%	3/31/2028	3,667,766	3,591,079	3,667,766

CARLYLE TACTICAL PRIVATE CREDIT FUND
CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)
As of December 31, 2024

Investments—Corporate Loans (85.1% of Net Assets)		Footnotes	Industry	Reference Rate & Spread	Interest Rate	Maturity Date	Par / Principal Amount *	Amortized Cost	Fair Value
Tank Holding Corp.	Term Loan, Incremental	(2) (3) (4) (5) (13) (14)	Capital Equipment	SOFR + 600	10.45%	3/31/2028	9,966,541	9,783,894	9,966,541
Tank Holding Corp.	Term Loan	(2) (3) (4) (5) (6) (13) (14)	Capital Equipment	SOFR + 575	10.25%	3/31/2028	43,769,096	43,234,529	43,769,096
Teneo Holdings, LLC	Term Loan, Tranche B	(3) (4) (14)	Professional Services	SOFR + 475	9.11%	3/11/2031	2,481,250	2,458,236	2,500,902
The Very Group Ltd.	Term Loan, Tranche A	(3) (5)	Consumer Services	13.50%	13.50%	2/26/2026	£4,684,004	5,796,503	5,790,605
Tiger Acquisition, LLC	Term Loan	(2) (3) (4) (7) (14)	High Tech Industries	SOFR + 325	7.59%	6/1/2028	4,617,186	4,612,525	4,619,771
Titan Acquisition Ltd.	Term Loan, Tranche B	(3) (4) (14)	Machinery	SOFR + 500	9.33%	2/1/2029	1,990,000	1,963,586	2,004,925
TK Elevator U.S. Newco, Inc.	Term Loan, Tranche B	(3) (4) (14)	Machinery	SOFR + 350	8.59%	4/30/2030	9,941,795	9,935,761	10,007,710
Trioworld Midco 2 AB	Term Loan	(4) (5) (8) (14)	Containers, Packaging & Glass	EURIBOR + 10.15% PIK	13.37%	10/17/2028	€36,509,338	37,968,125	37,629,097
Triton Water Holdings, Inc.	Term Loan	(2) (3) (4) (13) (14)	Beverage, Food & Tobacco	SOFR + 325	7.84%	3/31/2028	8,205,254	8,180,557	8,259,655
Truist Insurance Holdings, LLC	Term Loan, Tranche B	(3) (4) (14)	Insurance	SOFR + 275	7.08%	3/25/2031	3,217,742	3,210,294	3,210,294
TTF Holdings, LLC	Term Loan	(3) (4) (5) (14)	Banking, Finance, Insurance & Real Estate	SOFR + 375	8.11%	7/18/2031	2,000,000	1,980,896	1,980,000
Tufin Software North America, Inc.	Term Loan, 1st Amendment Incremental	(3) (4) (5) (6) (13) (14)	Software	SOFR + 695	11.39%	8/25/2028	8,664,648	8,526,036	8,627,885
Tufin Software North America, Inc.	Term Loan	(2) (3) (4) (5) (6) (13) (14)	Software	SOFR + 695	11.39%	8/25/2028	27,383,773	27,011,162	27,262,147
UKG, Inc.	Term Loan, Tranche B	(3) (4) (14)	Software	SOFR + 300	7.62%	2/10/2031	9,950,000	9,938,576	10,013,083
United Flow Technologies Intermediate Holdco II, LLC	Delayed Draw Term Loan	(4) (5) (6) (14)	Environmental Industries	SOFR + 525	9.59%	6/21/2031	547,486	469,775	534,107
United Flow Technologies Intermediate Holdco II, LLC	Term Loan	(2) (3) (4) (5) (6) (14)	Environmental Industries	SOFR + 525	9.59%	6/21/2031	10,030,726	9,873,038	10,004,029
USR Parent, Inc.	Term Loan, 3rd Amendment	(2) (3) (4) (5) (7) (11) (14)	Specialty Retail	SOFR + 760	12.15%	4/25/2027	3,333,333	3,315,729	3,290,230
Vensure Employer Services, Inc.	Delayed Draw Term Loan	(4) (5) (6) (14)	Professional Services	SOFR + 500	9.34%	9/27/2031	2,314,496	2,167,842	2,296,962
Vensure Employer Services, Inc.	Term Loan	(2) (3) (4) (5) (14)	Professional Services	SOFR + 500	9.34%	9/27/2031	58,415,233	57,846,871	58,347,891
Verifone Systems, Inc.	Term Loan	(2) (3) (4) (7) (14)	High Tech Industries	SOFR + 400	8.78%	8/20/2025	2,606,897	2,603,114	2,436,041
VGL Midco Ltd.	Term Loan, Tranche A	(3) (5) (8)	Consumer Services	15.00% PIK	15.00%	11/28/2025	£2,614,524	3,217,267	3,232,209
VGL Midco Ltd.	Term Loan, Tranche B1	(4) (5) (8) (14)	Consumer Services	SONIA + 12.50% PIK	17.45%	11/1/2025	£14,111,151	17,877,488	17,665,747
VGL Midco Ltd.	Term Loan, Tranche B2	(4) (5) (8) (14)	Consumer Services	SONIA + 12.50% PIK	17.45%	11/1/2025	£14,715,338	18,646,655	18,422,128
Vision Solutions, Inc.	Term Loan, Incremental	(2) (3) (4) (13) (14)	Software	SOFR + 400	8.85%	4/24/2028	9,882,420	9,512,897	9,714,419
Voyage Australia Pty Ltd.	Term Loan, Tranche B	(2) (3) (4) (13) (14)	Telecommunications	SOFR + 350	8.38%	7/20/2028	5,819,739	5,817,090	5,841,563
VS Buyer, LLC	Term Loan, Tranche B	(3) (4) (5) (14)	Software	SOFR + 275	7.12%	4/4/2031	3,990,000	3,980,776	4,014,938

CARLYLE TACTICAL PRIVATE CREDIT FUND
CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)
As of December 31, 2024

Investments—Corporate Loans (85.1% of Net Assets)		Footnotes	Industry	Reference Rate & Spread	Interest Rate	Maturity Date	Par / Principal Amount *	Amortized Cost	Fair Value
WestJet Loyalty LP	Term Loan, Tranche B	(3) (4) (14)	Passenger Airlines	SOFR + 325	7.58%	2/14/2031	4,950,000	4,905,070	4,965,048
White Cap Buyer, LLC	Term Loan, Tranche B	(3) (4) (14)	Trading Companies & Distributors	SOFR + 325	7.61%	10/19/2029	5,000,000	4,975,000	5,004,150
Wilsonart, LLC	Term Loan, Tranche B	(3) (4) (14)	Building Products	SOFR + 425	8.58%	7/25/2031	4,987,500	4,912,688	4,993,136
Windsor Holdings III, LLC	Term Loan, Tranche B	(3) (4) (14)	Chemicals, Plastics & Rubber	SOFR + 350	7.86%	8/1/2030	3,950,200	3,898,887	3,898,887
Wineshipping.com, LLC	Delayed Draw Term Loan	(2) (3) (4) (5) (13) (14)	Beverage, Food & Tobacco	SOFR + 575	10.37%	10/29/2027	368,884	365,117	304,831
Wineshipping.com, LLC	Revolver	(2) (3) (4) (5) (6) (13) (14)	Beverage, Food & Tobacco	SOFR + 575	10.37%	10/29/2027	1,747,842	1,727,518	1,402,963
Wineshipping.com, LLC	Term Loan	(2) (3) (4) (5) (13) (14)	Beverage, Food & Tobacco	SOFR + 575	10.37%	10/29/2027	13,486,190	13,340,379	11,144,463
Wood Mackenzie Ltd.	Term Loan, Tranche B	(2) (3) (4) (14)	Professional Services	SOFR + 300	7.52%	1/31/2031	3,681,500	3,673,174	3,709,111
Yellowstone Buyer Acquisition, LLC	Term Loan	(2) (3) (4) (5) (13) (14)	Consumer Goods: Durable	SOFR + 575	10.48%	9/14/2027	6,539,333	6,471,595	6,043,883
YLG Holdings, Inc.	Delayed Draw Term Loan, 3rd Amendment	(3) (4) (5) (14)	Commercial Services & Supplies	SOFR + 475	9.09%	12/23/2030	290,456	290,456	287,345
YLG Holdings, Inc.	Delayed Draw Term Loan, 8th Amendment	(4) (5) (6) (14)	Commercial Services & Supplies	SOFR + 475	9.09%	12/23/2030	500,430	490,263	488,247
YLG Holdings, Inc.	Term Loan, 8th Amendment	(3) (4) (5) (14)	Commercial Services & Supplies	SOFR + 475	9.09%	12/23/2030	545,923	541,035	540,076
YLG Holdings, Inc.	Delayed Draw Term Loan	(2) (3) (4) (5) (14)	Commercial Services & Supplies	SOFR + 500	9.34%	12/23/2030	1,417,535	1,413,312	1,402,350
YLG Holdings, Inc.	Delayed Draw Term Loan	(3) (4) (5) (14)	Commercial Services & Supplies	SOFR + 500	9.34%	12/23/2030	170,464	170,464	168,638
YLG Holdings, Inc.	Delayed Draw Term Loan	(3) (4) (5) (14)	Commercial Services & Supplies	SOFR + 500	9.34%	12/23/2030	209,697	209,697	207,450
YLG Holdings, Inc.	Term Loan, Incremental	(3) (4) (5) (6) (14)	Commercial Services & Supplies	SOFR + 475	9.09%	12/23/2030	3,445,547	3,437,221	3,403,021
Zelis Payments Buyer, Inc.	Term Loan, 5th Amendment	(2) (3) (4) (14)	Health Care Technology	SOFR + 325	7.61%	10/25/2031	10,000,000	9,950,402	10,025,000
First Lien Debt Total								$3,258,945,643	$3,236,676,304

Second Lien Debt (4.1% of Net Assets)
11852604 Canada, Inc.	Term Loan	(4) (5) (8) (13) (14)	Health Care Providers & Services	SOFR + 9.50% PIK	14.13%	9/30/2028	$40,748,021	$40,372,632	$39,831,190
520 Mezz Owner 2, LLC	Term Loan, Mezzanine	(4) (5) (6) (8) (14)	Banking, Finance, Insurance & Real Estate	SOFR + 12.62% PIK	17.07%	3/2/2026	16,649,047	16,538,264	16,649,047
Aimbridge Acquisition Co., Inc.	Term Loan	(2) (3) (4) (5) (13) (14) (15)	Hotels, Restaurants & Leisure	SOFR + 750	11.90%	2/1/2027	1,712,000	1,695,641	206,766
AP Plastics Acquisition Holdings, LLC	Term Loan	(2) (3) (4) (5) (13) (14)	Chemicals, Plastics & Rubber	SOFR + 725	11.71%	8/10/2029	19,090,000	18,734,497	19,090,000
AQA Acquisition Holding, Inc.	Term Loan, Incremental	(3) (4) (5) (13) (14)	Software	SOFR + 625	10.66%	3/3/2029	5,538,462	5,450,580	5,538,462

CARLYLE TACTICAL PRIVATE CREDIT FUND
CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)
As of December 31, 2024

Investments—Corporate Loans (85.1% of Net Assets)		Footnotes	Industry	Reference Rate & Spread	Interest Rate	Maturity Date	Par / Principal Amount *	Amortized Cost	Fair Value
AQA Acquisition Holding, Inc.	Term Loan, Incremental	(3) (4) (5) (14)	Software	SOFR + 625	10.56%	3/2/2029	12,445,151	12,414,058	12,414,058
Delta TopCo, Inc.	Term Loan	(3) (4) (14)	Computers and Electronics Retail	SOFR + 525	9.95%	12/24/2030	5,000,000	4,976,805	5,065,000
Denali Midco 2, LLC	Term Loan	(5) (8) (14)	Consumer Services	13.00% PIK	17.34%	12/22/2028	3,781,929	3,711,944	3,709,694
Fastlane Parent Co., Inc.	Term Loan	(2) (3) (4) (5) (13) (14)	Automotives	SOFR + 875	13.44%	2/4/2027	2,500,000	2,460,330	2,431,250
National Mentor Holdings, Inc.	Term Loan	(2) (3) (4) (5) (13) (14)	Health Care Providers & Services	SOFR + 725	11.68%	3/2/2029	2,000,000	1,987,641	1,889,160
Neptune Bidco US, Inc.	Term Loan	(2) (3) (4) (5) (13) (14)	Professional Services	SOFR + 975	14.51%	10/11/2029	43,000,000	41,954,244	43,215,000
PAI Holdco, Inc.	Term Loan	(2) (3) (4) (5) (8) (13) (14)	Automotives	SOFR + 550, 2.00% PIK	12.24%	10/28/2028	3,667,986	3,610,335	3,222,028
Peraton Corp.	Term Loan, Tranche B1	(2) (3) (4) (13) (14)	Aerospace & Defense	SOFR + 775	12.36%	2/1/2029	4,444,944	4,402,526	3,582,802
RXR Atlas Mezz, LLC	Term Loan, Mezzanine	(4) (5) (14) (15)	Real Estate Management & Development	SOFR + 1000	15.32%	8/25/2025	5,000,000	4,922,635	2,500,000
SonicWall US Holdings, Inc.	Term Loan	(2) (3) (4) (5) (13) (14)	Electronic Equipment, Instruments & Components	SOFR + 750	11.98%	5/18/2026	1,500,000	1,462,581	1,392,000
TruGreen Limited Partnership	Term Loan	(2) (3) (4) (5) (13) (14)	Consumer Services	SOFR + 850	13.19%	11/2/2028	2,000,000	1,976,283	1,766,660
Second Lien Debt Total								$166,670,996	$162,503,117
Corporate Loans Total								$3,425,616,639	$3,399,179,421

Investments—Collateralized Loan Obligations (21.8% of Net Assets)		Footnotes	Reference Rate & Spread	Interest Rate	Maturity Date	Par / Principal Amount *	Amortized Cost	Fair Value
522 Funding CLO Ltd.	Series 2019-5A,Class ER	(4) (5) (7)	SOFR + 676	11.06%	4/15/2035	$1,400,000	$1,255,446	$1,380,507
720 East CLO IV Ltd.	Series 2024-1A, Class E	(4) (5) (7)	SOFR + 650	10.80%	4/15/2037	1,000,000	1,000,000	1,016,238
720 East CLO Ltd.	Series 2023-2A, Class D	(4) (5) (7)	SOFR + 515	9.45%	10/15/2036	2,000,000	2,000,000	2,047,108
AB BSL CLO 5 Ltd.	Series 2024-5A, Class E	(4) (5) (7)	SOFR + 610	10.41%	1/20/2038	1,250,000	1,250,000	1,250,248
ABPCI Direct Lending Fund CLO Ltd.	Series 2019-5A, Class CRR	(4) (5) (7)	SOFR + 575	10.04%	1/20/2036	5,275,000	5,275,000	5,401,225
ABPCI Direct Lending Fund CLO Ltd.	Series 2024-17A, Class D	(4) (5) (7)	SOFR + 470	9.27%	8/1/2036	3,300,000	3,300,000	3,349,642
AGL CLO 17 Ltd.	Series 2022-17A, Class E	(4) (5) (7)	SOFR + 635	10.64%	1/21/2035	1,250,000	1,254,362	1,250,238
AGL CLO 19 Ltd.	Series 2022-19A, Class E	(4) (5) (7)	SOFR + 801	12.30%	7/21/2035	6,050,000	5,896,105	6,083,015
AGL CLO 20 Ltd.	Series 2022-20A, Class ER	(4) (5) (7)	SOFR + 640	10.69%	10/20/2037	2,700,000	2,700,000	2,776,791
AGL CLO 9 Ltd.	Series 2020-9A, Class ER	(4) (5) (7)	SOFR + 650	10.79%	4/20/2037	5,600,000	5,600,000	5,719,235
Aimco CLO 20 Ltd.	Series 2023-20A, Class E	(4) (5) (7)	SOFR + 700	11.31%	10/16/2036	6,000,000	6,000,000	6,199,266
Aimco CLO Ltd.	Series 2018-AA, Class ER	(4) (5) (7)	SOFR + 525	9.77%	10/17/2037	1,330,000	1,330,000	1,329,542
Allegany Park CLO Ltd.	Series 2019-1A, Class ER	(4) (5) (7)	SOFR + 640	10.69%	1/20/2035	1,500,000	1,417,581	1,502,573
Anchorage Capital CLO Ltd.	Series 2021-18A, Class E	(4) (5) (7) (13)	SOFR + 646	11.02%	4/15/2034	4,000,000	3,970,397	4,008,800
Anchorage Capital CLO Ltd.	Series 2021-21A, Class SUB	(4) (5) (7) (12)			10/20/2034	8,830,000	6,022,366	4,310,227
Anchorage Capital CLO Ltd.	Series 2019-13A, Class ER	(4) (5) (7) (13)	SOFR + 670	11.26%	4/15/2034	6,400,000	6,316,749	6,422,093

CARLYLE TACTICAL PRIVATE CREDIT FUND
CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)
As of December 31, 2024

Investments—Collateralized Loan Obligations (21.8% of Net Assets)		Footnotes	Reference Rate & Spread	Interest Rate	Maturity Date	Par / Principal Amount *	Amortized Cost	Fair Value
Antares CLO Ltd.	Series 2017-1A, Class DR	(4) (5) (7) (13)	SOFR + 365	8.53%	4/20/2033	5,000,000	4,710,707	5,000,000
Antares CLO Ltd.	Series 2017-2A, Class DR	(4) (5) (7) (13)	SOFR + 375	8.30%	10/20/2033	2,000,000	1,919,063	2,002,002
Apidos CLO Ltd.	Series 2012-11A, Class ER3	(4) (5) (7) (13)	SOFR + 657	11.13%	4/17/2034	1,528,500	1,366,584	1,537,220
Apidos CLO Ltd.	Series 2023-45A, Class E	(4) (5) (7)	SOFR + 840	13.02%	4/26/2036	2,470,000	2,425,306	2,525,246
Apidos CLO XVIII-R Ltd.	Series 2018-18A, Class ER2	(4) (5) (7)	SOFR + 550	9.87%	1/22/2038	5,450,000	5,450,000	5,451,085
ARBOUR CLO IX DAC	Series 9X, Class E	(4) (5) (16)	EURIBOR + 579	8.58%	4/15/2034	€2,337,000	2,201,917	2,386,093
Ares CLO Ltd.	Series 2021-60A, Class SUB	(4) (5) (7) (12)			7/18/2034	6,500,000	4,281,324	3,477,160
Ares CLO Ltd.	Series 2022-66A, Class DR	(4) (5) (7)	SOFR + 500	9.63%	7/25/2036	6,750,000	6,750,000	6,896,536
Ares European CLO XVI DAC	Series 16X, Class ER	(4) (5) (16)	EURIBOR + 724	10.03%	7/15/2037	€6,000,000	6,451,750	6,260,189
Ares XLIII CLO Ltd.	Series 2017-43A, Class ER2	(4) (5) (7)	SOFR + 600	10.30%	1/15/2038	6,340,000	6,340,000	6,341,262
Audax Senior Debt CLO, LLC	Series 2024-9A, Class D	(4) (5) (7)	SOFR + 520	9.49%	4/20/2036	5,000,000	5,000,000	5,075,770
Avoca CLO XI DAC	Series 11A, Class ERR	(4) (5) (7)	EURIBOR + 615	8.99%	10/15/2038	€1,750,000	1,875,825	1,811,983
Babson CLO Ltd.	Series 2019-2A, Class ERR	(4) (5) (7)	SOFR + 600	10.30%	1/15/2038	10,000,000	10,000,000	10,066,900
Babson CLO Ltd.	Series 2020-1A, Class ER	(4) (5) (7) (13)	SOFR + 665	11.57%	10/15/2036	1,600,000	1,468,101	1,603,741
Babson CLO Ltd.	Series 2020-1A, Class ER2	(4) (5) (7)	SOFR + 550	9.80%	1/15/2038	1,600,000	1,600,000	1,600,000
Babson CLO Ltd.	Series 2021-3A, Class SUB	(4) (5) (7) (12)			1/18/2035	14,100,000	9,261,819	6,178,578
Ballyrock CLO 21 Ltd.	Series 2022-21A, Class DR	(4) (5) (7)	SOFR + 600	10.29%	10/20/2037	1,000,000	1,000,000	1,012,594
Ballyrock CLO 26 Ltd.	Series 2024-26A, Class C2	(4) (5) (7)	SOFR + 470	10.03%	7/25/2037	8,250,000	8,250,000	8,365,327
Ballyrock CLO 28 Ltd.	Series 2024-28A, Class SUB	(4) (5) (7) (12)			1/20/2038	5,000,000	4,300,000	4,286,506
Ballyrock CLO Ltd.	Series 2023-24A, Class D	(4) (5) (7)	SOFR + 837	12.67%	7/15/2036	3,350,000	3,327,288	3,449,642
Barings Middle Market CLO Ltd.	Series 2023-IA, Class C	(4) (5) (7)	SOFR + 640	10.69%	1/20/2036	2,750,000	2,750,000	2,836,064
Battalion CLO Ltd.	Series 2017-11A, Class ER	(4) (5) (7) (13)	SOFR + 685	11.41%	4/24/2034	3,000,000	2,977,217	2,784,180
BCC Middle Market CLO Ltd.	Series 2023-1A, Class D	(4) (5) (7)	SOFR + 665	10.94%	7/20/2035	3,350,000	3,350,000	3,413,617
Benefit Street Partners CLO Ltd.	Series 2016-10A, Class DRR	(4) (5) (7) (13)	SOFR + 675	11.30%	4/20/2034	3,500,000	3,447,615	3,521,427
Benefit Street Partners CLO Ltd.	Series 2022-29A, Class E	(4) (5) (7)	SOFR + 781	12.44%	1/25/2036	1,666,667	1,651,911	1,678,074
Benefit Street Partners CLO Ltd.	Series 2023-32A, Class E	(4) (5) (7)	SOFR + 735	11.98%	10/25/2036	4,000,000	4,000,000	4,074,008
Benefit Street Partners CLO V-B Ltd.	Series 2018-5BA, Class ER	(4) (5) (7)	SOFR + 630	10.59%	7/20/2037	10,710,000	10,710,000	11,007,974
Benefit Street Partners CLO XXXIV Ltd.	Series 2024-34A, Class E	(4) (5) (7)	SOFR + 670	11.33%	7/25/2037	4,000,000	4,000,000	4,111,312
Benefit Street Partners CLO XXXVIII Ltd.	Series 2024-38A, Class SUB	(4) (5) (7) (12)			1/25/2038	5,000,000	4,567,812	4,684,000
Birch Grove CLO 11 Ltd.	Series 2024-11A, Class E	(4) (5) (7)	SOFR + 580	10.15%	1/22/2038	6,000,000	6,000,000	6,005,922
Birch Grove CLO 9 Ltd.	Series 2024-9A, Class E	(4) (5) (7)	SOFR + 625	11.09%	10/22/2037	2,500,000	2,500,000	2,541,665
Birch Grove CLO Ltd.	Series 19A, Class ERR	(4) (5) (7)	SOFR + 694	11.24%	7/17/2037	7,000,000	6,933,380	7,099,428
Birch Grove CLO Ltd.	Series 2023-6A, Class D	(4) (5) (7)	SOFR + 583	10.12%	7/20/2035	5,000,000	4,955,548	5,122,365
BlackRock European CLO DAC	Series 14A, Class E	(4) (5) (7)	EURIBOR + 767	10.46%	7/15/2036	€1,150,000	1,198,550	1,198,581
BlackRock European CLO DAC	Series 5X, Class SUB	(4) (5) (12) (16)			7/16/2031	€2,750,000	1,076,659	770,340
BlueMountain CLO Ltd.	Series 2019-24A, Class ER	(4) (5) (7) (13)	SOFR + 684	11.39%	4/20/2034	4,000,000	3,996,979	3,870,808
BlueMountain CLO Ltd.	Series 2021-31A, Class E	(4) (5) (7) (13)	SOFR + 653	11.08%	4/19/2034	735,000	646,371	729,300
BlueMountain CLO Ltd.	Series 2021-33A, Class SUB	(4) (5) (7) (12)			11/20/2034	5,900,000	4,248,574	3,055,945

CARLYLE TACTICAL PRIVATE CREDIT FUND
CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)
As of December 31, 2024

Investments—Collateralized Loan Obligations (21.8% of Net Assets)		Footnotes	Reference Rate & Spread	Interest Rate	Maturity Date	Par / Principal Amount *	Amortized Cost	Fair Value
BlueMountain CLO XXV Ltd.	Series 2019-25A, Class ERR	(4) (5) (7)	SOFR + 742	11.83%	1/15/2038	5,725,000	5,610,571	5,611,645
Brightwood Capital MM CLO Ltd.	Series 2023-1A, Class C	(4) (5) (7)	SOFR + 480	9.10%	10/15/2035	2,900,000	2,847,930	2,956,411
Bryant Park Funding Ltd.	Series 2023-21A, Class D	(4) (5) (7)	SOFR + 545	9.74%	10/18/2036	4,800,000	4,800,000	4,901,885
Bryant Park Funding Ltd.	Series 2024-25A, Class E	(4) (5) (7)	SOFR + 575	10.06%	1/18/2038	6,000,000	6,000,000	6,001,182
Buckhorn Park CLO Ltd.	Series 2019-1A, Class SUB	(4) (5) (7) (12)			7/18/2034	14,400,000	9,683,990	8,495,923
CBAM 2017-3 Ltd.	Series 2017-3A, Class ER	(4) (5) (7) (13)	SOFR + 711	11.67%	7/17/2034	4,000,000	3,969,117	3,824,468
CBAM 2021-15 LLC	Series 2021-15A, Class SUB	(4) (5) (7) (12)			1/15/2036	11,267,262	7,271,744	4,282,556
Cedar Funding CLO Ltd.	Series 2016-6A, Class SUB	(4) (5) (7) (12)			4/20/2034	17,821,729	12,009,547	9,303,164
CIFC European Funding CLO IV DAC	Series 4X, Class E	(4) (5) (16)	EURIBOR + 597	8.71%	8/18/2035	€2,845,000	2,764,766	2,999,016
CIFC Funding Ltd.	Series 2015-4A, Class SUB	(4) (5) (7) (12)			4/20/2034	5,952,500	2,572,359	1,795,710
CIFC Funding Ltd.	Series 2017-5A, Class ER	(4) (5) (7)	SOFR + 615	10.45%	7/17/2037	4,750,000	4,750,000	4,826,133
CIFC Funding Ltd.	Series 2018-5A, Class ER	(4) (5) (7)	SOFR + 660	10.90%	7/15/2038	3,000,000	3,000,000	3,071,583
CIFC Funding Ltd.	Series 2019-2A, Class ER	(4) (5) (7) (13)	SOFR + 659	11.15%	4/17/2034	2,850,000	2,833,747	2,865,005
CIFC Funding Ltd.	Series 2021-3A, Class E1	(4) (5) (7) (13)	SOFR + 640	10.96%	7/15/2036	1,500,000	1,475,789	1,507,514
CIFC Funding Ltd.	Series 2023-1A, Class E	(4) (5) (7)	SOFR + 715	11.45%	10/15/2037	6,000,000	6,000,000	6,208,434
CIFC Funding Ltd.	Series 2023-3A, Class E	(4) (5) (7)	SOFR + 765	11.94%	1/20/2037	7,000,000	7,000,000	7,160,468
CIFC Funding Ltd.	Series 2024-2A, Class E	(4) (5) (7)	SOFR + 640	10.69%	4/22/2037	5,650,000	5,650,000	5,798,578
Clover CLO Ltd.	Series 2021-1A, Class E	(4) (5) (7) (13)	SOFR + 660	11.15%	4/22/2034	3,000,000	3,000,000	3,015,648
Crown Point CLO Ltd.	Series 2021-10A, Class E	(4) (5) (7) (13)	SOFR + 685	11.40%	7/20/2034	3,000,000	2,930,443	3,003,033
Crown Point CLO Ltd.	Series 2019-8A, Class ER	(4) (5) (7) (13)	SOFR + 713	11.68%	10/20/2034	3,462,500	3,049,286	3,488,628
CVC Cordatus Loan Fund XXII DAC	Series 22X, Class E	(4) (5) (16)	EURIBOR + 616	9.05%	12/15/2034	€1,550,000	1,544,649	1,629,501
CVC Cordatus Loan Fund XXVI DAC	Series 26A, Class ER	(4) (5) (7)	EURIBOR + 575	8.54%	1/15/2038	€4,840,000	5,065,787	5,013,513
CVC Cordatus Loan Fund XXVII DAC	Series 27A, Class E	(4) (5) (7)	EURIBOR + 835	11.14%	4/15/2035	€2,125,000	2,218,340	2,258,017
Danby Park CLO Ltd.	Series 2022-1A, Class M1	(4) (5) (7) (12)			10/21/2035	7,190,750	—	120,610
Danby Park CLO Ltd.	Series 2022-1A, Class M2	(4) (5) (7) (12)			10/21/2035	7,190,750	—	281,417
Danby Park CLO Ltd.	Series 2022-1A, Class SUB	(4) (5) (7) (12)			10/21/2035	7,190,750	4,627,701	6,297,227
Davis Park CLO Ltd.	Series 2022-1A, Class E	(4) (5) (7)	SOFR + 695	11.24%	4/20/2035	5,000,000	5,000,000	5,025,895
Dryden Senior Loan Fund CLO Ltd.	Series 2021-95A, Class SUB	(4) (5) (7) (12)			8/20/2034	4,915,323	3,488,689	2,025,878
Elevation CLO Ltd.	Series 2021-13A, Class E	(4) (5) (7) (13)	SOFR + 695	11.51%	7/15/2034	3,000,000	2,953,898	2,797,455
Elmwood CLO 22 Ltd.	Series 2023-1A, Class E	(4) (5) (7)	SOFR + 765	11.95%	4/17/2036	3,350,000	3,350,000	3,400,069
Elmwood CLO I Ltd.	Series 2019-1A, Class ERR	(4) (5) (7)	SOFR + 640	10.69%	4/20/2037	3,637,500	3,623,846	3,753,584
Elmwood CLO II Ltd.	Series 2019-2A, Class ERR	(4) (5) (7)	SOFR + 575	10.04%	10/20/2037	6,500,000	6,500,000	6,642,857
Empower CLO Ltd.	Series 2022-1A, Class ER	(4) (5) (7)	SOFR + 590	10.19%	10/20/2037	3,000,000	3,000,000	3,008,001
Empower CLO Ltd.	Series 2023-1A, Class E	(4) (5) (7)	SOFR + 822	12.85%	4/25/2036	2,470,000	2,453,351	2,523,216
Empower CLO Ltd.	Series 2023-2A, Class D	(4) (5) (7)	SOFR + 540	9.70%	7/15/2036	2,000,000	2,000,000	2,042,570
Empower CLO Ltd.	Series 2024-1A, Class D1	(4) (5) (7)	SOFR + 375	8.38%	4/25/2037	14,000,000	14,000,000	14,182,252
Generate CLO 18 Ltd.	Series 2024-18A, Class E	(4) (5) (7)	SOFR + 600	10.47%	1/20/2038	3,060,000	3,060,000	3,089,847
Generate CLO 5 Ltd.	Series 5A, Class D2R	(4) (5) (7)	SOFR + 510	9.39%	7/22/2037	6,750,000	6,750,000	6,900,073

CARLYLE TACTICAL PRIVATE CREDIT FUND
CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)
As of December 31, 2024

Investments—Collateralized Loan Obligations (21.8% of Net Assets)		Footnotes	Reference Rate & Spread	Interest Rate	Maturity Date	Par / Principal Amount *	Amortized Cost	Fair Value
Generate CLO 7 Ltd.	Series 7A, Class ER	(4) (5) (7)	SOFR + 694	11.23%	4/22/2037	6,540,000	6,485,153	6,563,361
Generate CLO 8 Ltd.	Series 8A, Class ER2	(4) (5) (7)	SOFR + 635	10.64%	1/20/2038	2,820,000	2,820,000	2,837,146
Glenbrook Park CLO DAC	Series 1A, Class E	(4) (5) (7)	EURIBOR + 758	10.32%	7/21/2036	€2,750,000	2,794,366	2,865,818
Golub Capital Partners CLO 43B Ltd.	Series 2019-43A, Class ER	(4) (5) (7)	SOFR + 575	10.04%	10/20/2037	6,750,000	6,750,000	6,749,480
Golub Capital Partners CLO Ltd.	Series 2021-53A, Class E	(4) (5) (7) (13)	SOFR + 670	11.25%	7/20/2034	4,000,000	3,969,312	4,006,812
Golub Capital Partners CLO Ltd.	Series 2023-68A, Class D	(4) (5) (7)	SOFR + 545	10.08%	7/25/2036	6,750,000	6,750,000	6,887,619
Golub Capital Partners CLO Ltd.	Series 2021-54A, Class D	(4) (5) (7) (13)	SOFR + 385	8.67%	8/5/2033	3,750,000	3,590,808	3,752,910
Golub Capital Partners CLO Ltd.	Series 2013-16A, Class DR2	(4) (5) (7) (13)	SOFR + 400	8.89%	7/25/2033	2,000,000	1,936,390	2,001,120
Golub Capital Partners CLO Ltd.	Series 2019-42RA, Class DR	(4) (5) (7)	SOFR + 610	10.72%	1/20/2036	4,800,000	4,800,000	4,925,074
Golub Capital Partners CLO Ltd.	Series 2024-71A, Class D	(4) (5) (7)	SOFR + 510	9.62%	2/9/2037	7,500,000	7,500,000	7,628,850
Halseypoint CLO Ltd.	Series 2023-7A, Class D	(4) (5) (7)	SOFR + 584	10.13%	7/20/2036	3,100,000	3,072,095	3,147,756
Harvest Clo XXIX DAC	Series 29X, Class ER	(4) (5) (16)	EURIBOR + 627	9.06%	7/15/2037	€5,000,000	5,315,037	5,204,922
HPS Loan Management Ltd.	Series 2023-18A, Class D	(4) (5) (7)	SOFR + 575	10.04%	7/20/2036	3,750,000	3,750,000	3,840,964
HPS Private Credit CLO 2023-1 LLC	Series 2023-1A, Class D	(4) (5) (7)	SOFR + 675	11.05%	7/15/2035	6,000,000	6,000,000	6,111,546
Invesco CLO 2021-1 Ltd.	Series 2021-1A, Class E	(4) (5) (7) (13)	SOFR + 646	11.02%	4/15/2034	3,075,000	2,956,498	3,051,421
Invesco CLO Ltd.	Series 2023-3A, Class D	(4) (5) (7)	SOFR + 540	9.70%	7/15/2036	3,900,000	3,900,000	3,987,500
Invesco CLO Ltd.	Series 2023-3A, Class E	(4) (5) (7)	SOFR + 816	12.46%	7/15/2036	3,000,000	2,945,359	3,086,091
Invesco US CLO Ltd.	Series 2024-1RA, Class D2R	(4) (5) (7)	SOFR + 550	9.80%	4/15/2037	10,000,000	10,000,000	10,228,190
Ivy Hill Middle Market Credit Fund XXI Ltd.	Series 21A, Class D	(4) (5) (7)	SOFR + 640	10.69%	7/18/2035	2,000,000	2,000,000	2,037,912
Ivy Hill Middle Market Credit Fund XXII Ltd.	Series 2024-22A, Class D	(4) (5) (7)	SOFR + 505	9.34%	4/20/2036	2,500,000	2,500,000	2,562,943
KKR CLO 46 Ltd.	Series 2023-46A, Class ER	(4) (5) (7)	SOFR + 700	11.29%	10/20/2037	2,080,000	2,080,000	2,141,023
KKR CLO 54 Ltd.	Series 2024-54A, Class E	(4) (5) (7)	SOFR + 580	10.12%	1/15/2038	6,100,000	6,100,000	6,101,220
KKR Financial CLO Ltd.	Series 10, Class ER	(4) (5) (7) (13)	SOFR + 650	11.12%	9/15/2029	3,000,000	2,975,765	3,028,341
KKR Financial CLO Ltd.	Series 2021-36A, Class SUB	(4) (5) (7) (12)			10/15/2034	8,600,000	5,725,128	4,560,574
KKR Financial CLO Ltd.	Series 2023-52A, Class E	(4) (5) (7)	SOFR + 881	13.12%	7/16/2036	1,000,000	977,282	1,030,845
KKR Financial CLO Ltd.	Series 28A, Class ER	(4) (5) (7)	SOFR + 740	11.71%	2/9/2035	6,800,000	6,768,785	6,832,579
KKR Financial CLO Ltd.	Series 35A, Class E	(4) (5) (7) (13)	SOFR + 682	11.37%	10/20/2034	1,500,000	1,387,961	1,506,371
KKR Financial CLO Ltd.	Series 44A, Class D	(4) (5) (7)	SOFR + 500	9.29%	1/20/2036	5,000,000	5,000,000	5,111,080
Logan CLO I Ltd.	Series 2024-5A, Class D2R	(4) (5) (7)	SOFR + 460	8.89%	4/20/2037	3,750,000	3,750,000	3,812,385
Madison Park Euro Funding IX DAC	Series 9X, Class ER	(4) (5) (16)	EURIBOR + 611	8.90%	7/15/2035	€5,725,000	5,547,436	5,929,955
Madison Park Funding LIV Ltd.	Series 2022-54A, Class ER	(4) (5) (7)	SOFR + 650	10.79%	10/21/2037	750,000	750,000	760,547
Madison Park Funding Ltd.	Series 2020-47A, Class DR	(4) (5) (7)	SOFR + 390	8.19%	4/19/2037	5,000,000	5,000,000	5,127,770
Madison Park Funding Ltd.	Series 2020-47A, Class ER	(4) (5) (7)	SOFR + 665	10.94%	4/19/2037	5,000,000	5,000,000	5,063,200
Madison Park Funding Ltd.	Series 2023-63A, Class D	(4) (5) (7)	SOFR + 550	9.79%	4/21/2035	3,500,000	3,500,000	3,551,272
Madison Park Funding Ltd.	Series 2023-63A, Class E	(4) (5) (7)	SOFR + 857	12.86%	4/21/2035	6,000,000	5,866,742	6,103,170
Madison Park Funding Ltd.	Series 2024-58A, Class E	(4) (5) (7)	SOFR + 665	11.28%	4/25/2037	6,000,000	6,000,000	6,142,896
Madison Park Funding LV Ltd.	Series 2022-55A, Class ER	(4) (5) (7)	SOFR + 600	10.29%	7/18/2037	5,500,000	5,500,000	5,567,507
Madison Park Funding XXXII Ltd.	Series 2018-32A, Class ER2	(4) (5) (7)	SOFR + 640	10.69%	7/22/2037	1,800,000	1,800,000	1,823,080

CARLYLE TACTICAL PRIVATE CREDIT FUND
CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)
As of December 31, 2024

Investments—Collateralized Loan Obligations (21.8% of Net Assets)		Footnotes	Reference Rate & Spread	Interest Rate	Maturity Date	Par / Principal Amount *	Amortized Cost	Fair Value
Magnetite CLO Ltd.	Series 2016-17A, Class ER2	(4) (5) (7)	SOFR + 650	10.79%	4/20/2037	6,400,000	6,400,000	6,650,099
Marble Point CLO XX Ltd.	Series 2021-1A, Class E	(4) (5) (7) (13)	SOFR + 711	11.66%	4/23/2034	2,500,000	2,480,941	2,493,890
Marble Point CLO XXI Ltd.	Series 2021-3A, Class E	(4) (5) (7) (13)	SOFR + 720	11.76%	10/17/2034	4,000,000	3,936,943	3,974,792
MidOcean Credit CLO Ltd.	Series 2023-13A, Class D	(4) (5) (7)	SOFR + 509	9.38%	1/21/2037	3,850,000	3,814,351	3,967,541
MidOcean Credit CLO XIV Ltd.	Series 2024-14A, Class SUB	(4) (5) (7) (12)			4/15/2037	3,375,000	2,251,207	2,050,829
Neuberger Berman CLO Ltd.	Series 2015-20A, Class ERP	(4) (5) (7) (13)	SOFR + 650	11.06%	7/15/2034	1,000,000	915,727	1,004,805
Neuberger Berman Loan Advisers Lasalle Street Lending CLO I Ltd.	Series 2023-1A, Class D1	(4) (5) (7)	SOFR + 500	9.63%	10/25/2036	3,850,000	3,814,418	3,929,768
Oak Hill Credit Partners X-R Ltd.	Series 2014-10RA, Class ER	(4) (5) (7) (13)	SOFR + 625	10.80%	4/20/2034	1,500,000	1,474,288	1,507,935
Oaktree CLO Ltd.	Series 2019-2A, Class DR	(4) (5) (7)	SOFR + 719	11.49%	10/15/2037	4,550,000	4,506,402	4,581,845
Oaktree CLO Ltd.	Series 2021-1A, Class ER	(4) (5) (7)	SOFR + 610	10.40%	1/15/2038	5,750,000	5,750,000	5,752,070
OCP CLO Ltd.	Series 2016-12A, Class E1R3	(4) (5) (7)	SOFR + 600	10.29%	10/18/2037	2,750,000	2,750,000	2,830,820
OCP CLO Ltd.	Series 2023-28A, Class D	(4) (5) (7)	SOFR + 535	9.66%	7/16/2036	5,062,500	5,062,500	5,177,221
Octagon 62 Ltd.	Series 2022-1A, Class ER	(4) (5) (7)	SOFR + 640	10.69%	1/23/2038	2,000,000	2,000,000	2,022,168
Octagon 70 Alto Ltd.	Series 2023-1A, Class D	(4) (5) (7)	SOFR + 409	8.38%	10/20/2036	4,850,000	4,717,511	4,939,580
Octagon 70 Alto Ltd.	Series 2023-1A, Class E	(4) (5) (7)	SOFR + 666	10.95%	10/20/2036	1,575,000	1,502,595	1,582,325
Octagon Investment Partners 40 Ltd.	Series 2019-1A, Class SUB	(4) (5) (7) (12)			1/20/2035	22,500,000	12,573,921	6,805,517
Octagon Investment Partners 44 Ltd.	Series 2019-1A, Class ER	(4) (5) (7) (13)	SOFR + 675	11.31%	10/15/2034	6,425,000	6,334,482	5,922,494
Octagon Investment Partners 58 Ltd.	Series 2022-1A, Class E	(4) (5) (7)	SOFR + 720	11.50%	7/15/2037	9,500,000	9,500,000	9,508,275
OFSI BSL XIV CLO Ltd.	Series 2024-14A, Class E	(4) (5) (7)	SOFR + 774	12.03%	7/20/2037	2,000,000	1,944,185	2,026,002
OFSI Fund Ltd.	Series 2023-12A, Class E	(4) (5) (7)	SOFR + 885	13.14%	1/20/2035	350,000	343,885	352,743
OHA Credit Funding 15 Ltd.	Series 2023-15A, Class E	(4) (5) (7)	SOFR + 800	12.29%	4/20/2035	2,450,000	2,450,000	2,492,588
OHA Credit Funding 16 Ltd.	Series 2023-16A, Class E	(4) (5) (7)	SOFR + 675	11.04%	10/20/2036	8,000,000	8,000,000	8,197,016
Palmer Square CLO 2018-2 Ltd.	Series 2018-2A, Class DR	(4) (5) (7)	SOFR + 700	11.31%	4/16/2037	8,170,000	8,172,354	8,375,737
Palmer Square CLO Ltd.	Series 2018-1A, Class DR	(4) (5) (7)	SOFR + 694	11.23%	4/18/2037	3,300,000	3,317,167	3,385,506
Palmer Square CLO Ltd.	Series 2021-1A, Class D	(4) (5) (7) (13)	SOFR + 600	10.55%	4/20/2034	2,855,082	2,860,097	2,863,427
Palmer Square CLO Ltd.	Series 2022-1A, Class E	(4) (5) (7)	SOFR + 635	10.64%	4/20/2035	2,000,000	1,997,701	2,007,332
Palmer Square CLO Ltd.	Series 2022-4A, Class ER	(4) (5) (7)	SOFR + 550	10.06%	10/20/2037	2,666,667	2,666,667	2,716,806
Palmer Square CLO Ltd.	Series 2023-3A, Class E	(4) (5) (7)	SOFR + 783	12.12%	1/20/2037	3,500,000	3,467,367	3,611,902
Palmer Square CLO Ltd.	Series 2024-2A, Class SUB	(4) (5) (7) (12)			7/20/2037	5,000,000	4,441,966	4,423,275
Palmer Square CLO Ltd.	Series 2023-2A, Class E	(4) (5) (7)	SOFR + 824	12.53%	4/20/2036	2,820,000	2,781,575	2,851,764
Palmer Square European CLO Ltd.	Series 2023-1A, Class ER	(4) (5) (7)	EURIBOR + 570	8.49%	1/15/2038	€8,000,000	8,452,398	8,286,798
PennantPark CLO II Ltd.	Series 2020-2A, Class DR	(4) (5) (7)	SOFR + 495	9.25%	4/15/2036	5,000,000	5,000,000	5,022,680
Providus CLO DAC	Series 7A, Class ER	(4) (5) (7)	EURIBOR + 642	9.21%	7/15/2038	€2,250,000	2,398,092	2,340,763
Rad CLO 17 Ltd.	Series 2022-17A, Class ER	(4) (5) (7)	SOFR + 625	10.54%	1/20/2038	4,000,000	4,000,000	4,001,240
Reese Park CLO Ltd.	Series 2020-1A, Class ERR	(4) (5) (7)	SOFR + 600	10.30%	1/15/2038	3,560,000	3,560,000	3,612,054
Regatta 30 Funding Ltd.	Series 2024-4A, Class E	(4) (5) (7)	SOFR + 540	9.71%	1/25/2038	2,560,000	2,560,000	2,560,512
Regatta VI Funding Ltd.	Series 2016-1A, Class ER2	(4) (5) (7) (13)	SOFR + 675	11.30%	4/20/2034	2,500,000	2,312,851	2,512,700

CARLYLE TACTICAL PRIVATE CREDIT FUND
CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)
As of December 31, 2024

Investments—Collateralized Loan Obligations (21.8% of Net Assets)		Footnotes	Reference Rate & Spread	Interest Rate	Maturity Date	Par / Principal Amount *	Amortized Cost	Fair Value
Regatta VIII Funding Ltd.	Series 2017-1A, Class ER	(4) (5) (7)	SOFR + 700	11.30%	4/17/2037	5,560,000	5,560,000	5,666,190
Regatta XXIII Funding Ltd.	Series 2021-4A, Class E	(4) (5) (7) (13)	SOFR + 670	11.25%	1/20/2035	5,000,000	4,833,699	5,026,665
Regatta XXV Funding Ltd.	Series 2023-1A, Class E	(4) (5) (7)	SOFR + 841	12.71%	7/15/2036	4,250,000	4,173,036	4,366,433
Regatta XXVI Funding Ltd.	Series 2023-2A, Class E	(4) (5) (7)	SOFR + 790	12.53%	1/25/2037	6,000,000	5,887,867	6,222,018
Regatta XXVIII Funding Ltd.	Series 2024-2A, Class E	(4) (5) (7)	SOFR + 685	11.48%	4/25/2037	5,000,000	5,000,000	5,131,450
Rockford Tower CLO Ltd.	Series 2023-1A, Class D	(4) (5) (7)	SOFR + 532	9.61%	1/20/2036	4,300,000	4,260,634	4,413,688
RR Ltd.	Series 2022-24A, Class DR2	(4) (5) (7)	SOFR + 550	9.84%	1/15/2037	4,760,000	4,760,000	4,760,909
RR Ltd.	Series 2023-26A, Class D	(4) (5) (7)	SOFR + 825	12.55%	4/15/2038	2,750,000	2,730,493	2,783,844
Silver Point CLO 7 Ltd.	Series 2024-7A, Class E	(4) (5) (7)	SOFR + 575	10.03%	1/15/2038	3,600,000	3,600,000	3,600,720
Silver Point CLO, Ltd.	Series 2023-2A, Class E	(4) (5) (7)	SOFR + 899	13.28%	4/20/2035	1,150,000	1,108,972	1,169,948
Sixth Street CLO IX Ltd.	Series 2017-9A, Class ER	(4) (5) (7)	SOFR + 625	10.54%	7/31/2037	6,250,000	6,250,000	6,377,094
Sixth Street CLO Ltd.	Series 2023-23A, Class E	(4) (5) (7)	SOFR + 705	11.34%	10/23/2036	4,000,000	4,000,000	4,109,608
Sixth Street CLO XV Ltd.	Series 2020-15A, Class ER	(4) (5) (7)	SOFR + 605	10.88%	10/24/2027	5,000,000	5,000,000	5,089,525
Sixth Street CLO XXV Ltd.	Series 2024-25A, Class SUB	(4) (5) (7) (12)			7/24/2037	15,000,000	12,316,027	12,134,990
Sound Point CLO Ltd.	Series 2023-36A, Class D	(4) (5) (7)	SOFR + 570	10.32%	7/26/2036	3,000,000	3,000,000	3,072,255
Sound Point CLO Ltd.	Series 2023-37A, Class D	(4) (5) (7)	SOFR + 555	10.15%	1/29/2037	4,800,000	4,800,000	4,960,694
Sound Point CLO Ltd.	Series 2019-2A, Class ER	(4) (5) (7) (13)	SOFR + 647	11.03%	7/15/2034	3,000,000	2,954,265	2,702,094
Sound Point CLO Ltd.	Series 2021-1A, Class E	(4) (5) (7) (13)	SOFR + 685	11.74%	4/25/2034	4,000,000	3,939,050	3,696,500
Symphony CLO Ltd.	Series 2021-25A, Class E	(4) (5) (7) (13)	SOFR + 650	11.05%	4/19/2034	3,458,334	3,106,860	3,461,215
Symphony CLO Ltd.	Series 2021-26A, Class ER	(4) (5) (7) (13)	SOFR + 750	12.05%	4/20/2033	3,500,000	3,500,000	3,507,592
Symphony CLO XXXIII Ltd.	Series 2022-33A, Class E1R	(4) (5) (7)	SOFR + 535	9.63%	1/24/2038	5,000,000	5,000,000	5,000,000
TICP CLO XI Ltd.	Series 2018-11A, Class ER	(4) (5) (7)	SOFR + 670	11.33%	4/25/2037	4,700,000	4,700,000	4,804,895
TICP CLO XII Ltd.	Series 2018-12A, Class ER	(4) (5) (7) (13)	SOFR + 625	10.81%	7/15/2034	987,500	987,781	992,366
Trimaran CAVU Ltd.	Series 2022-1A, Class ER	(4) (5) (7)	SOFR + 692	11.21%	10/22/2037	6,250,000	6,219,494	6,288,369
Trinitas CLO Ltd.	Series 2023-23A, Class D	(4) (5) (7)	SOFR + 535	9.64%	10/20/2036	2,000,000	2,000,000	2,046,588
Twin Brook CLO LLC	Series 2024-1A, Class D	(4) (5) (7)	SOFR + 495	9.24%	7/20/2036	6,500,000	6,500,000	6,619,314
Venture CLO Ltd.	Series 2022-45A, Class E	(4) (5) (7)	SOFR + 770	11.99%	7/20/2035	10,000,000	9,789,860	8,781,350
Voya CLO Ltd.	Series 2020-2A, Class ER	(4) (5) (7) (13)	SOFR + 640	11.28%	7/19/2034	1,000,000	976,027	1,000,000
Voya CLO Ltd.	Series 2020-3A, Class SUB	(4) (5) (7) (12)			10/20/2031	5,450,000	3,716,305	3,279,168
Voya CLO Ltd.	Series 2021-2A, Class E	(4) (5) (7) (13)	SOFR + 660	11.15%	10/20/2034	1,000,000	902,831	1,004,074
Voya CLO Ltd.	Series 2024-4A, Class ER	(4) (5) (7)	SOFR + 670	10.99%	4/30/2037	3,105,000	3,105,000	3,158,735
Voya CLO Ltd.	Series 2024-2A, Class SUB	(4) (5) (7) (12)			7/20/2037	10,650,000	9,349,790	8,997,284
Voya Euro CLO V DAC	Series 5X, Class E	(4) (5) (16)	EURIBOR + 581	8.60%	4/15/2035	€1,416,000	1,372,312	1,467,498
Voya Euro CLO VI DAC	Series 6A, Class ER	(4) (5) (7)	EURIBOR + 679	9.58%	4/15/2038	€2,500,000	2,675,793	2,633,495
Voya Euro CLO VIII DAC	Series 8X, Class E	(4) (5) (16)	EURIBOR + 502	7.80%	1/15/2039	€7,970,000	8,442,080	8,255,722
Wellfleet CLO Ltd.	Series 2021-1A, Class E	(4) (5) (7) (13)	SOFR + 661	11.16%	4/20/2034	5,000,000	4,945,194	4,886,075
Wellfleet CLO Ltd.	Series 2021-2A, Class E	(4) (5) (7) (13)	SOFR + 696	11.52%	7/15/2034	6,875,000	6,766,751	6,396,259
Wellington Management CLO 1 Ltd.	Series 2023-1A, Class D	(4) (5) (7)	SOFR + 485	9.14%	10/20/2036	3,150,000	3,150,000	3,228,977

CARLYLE TACTICAL PRIVATE CREDIT FUND
CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)
As of December 31, 2024

Investments—Collateralized Loan Obligations (21.8% of Net Assets)		Footnotes	Reference Rate & Spread	Interest Rate	Maturity Date	Par / Principal Amount *	Amortized Cost	Fair Value
Wellman Park CLO Ltd.	Series 2021-1A, Class ER	(4) (5) (7)	SOFR + 630	10.60%	7/15/2037	6,000,000	6,000,000	6,088,422
Wind River CLO Ltd.	Series 2019-3A, Class SUB	(4) (5) (7) (12)			4/15/2031	17,900,000	9,421,236	3,293,314
Wind River CLO Ltd.	Series 2021-4A, Class SUB	(4) (5) (7) (12)			1/20/2035	4,814,180	3,092,601	707,476
Wind River CLO Ltd.	Series 2023-1A, Class D	(4) (5) (7)	SOFR + 633	10.96%	4/25/2036	5,500,000	5,450,938	5,590,118
Wind River CLO Ltd.	Series 2023-1A, Class E	(4) (5) (7)	SOFR + 852	13.15%	4/25/2036	1,150,000	1,108,488	1,173,358
Collateralized Loan Obligations Total							$888,962,948	$869,948,916

Investments—Asset-Backed Securities (6.7% of Net Assets)		Footnotes	Industry	Reference Rate & Spread	Interest Rate	Maturity Date	Par / Principal Amount *	Amortized Cost	Fair Value
Adams Outdoor Advertising LP	Series 2023-1, Class C	(5) (7)	Media: Advertising, Printing & Publishing	11.71%	11.71%	7/15/2053	$10,000,000	$9,999,912	$10,266,322
Affirm Asset Securitization Trust 2024-X1	Series 2024-X1, Class CERT	(4) (5) (7) (19)	Diversified Investment Vehicles			5/15/2029	10,994,254	3,267,550	3,847,519
Craft Ltd.	Series 2023-IA, Class CLN	(4) (5) (7) (14)	Diversified Investment Vehicles	SOFR + 1175	16.24%	11/28/2032	2,000,000	2,000,000	2,110,000
CSS HIL 2024-1 Trust	Class A	(5)	Diversified Investment Vehicles	7.00%	7.00%	4/20/2050	20,550,789	20,435,399	20,735,728
CSS HIL 2024-1 Trust	Class B	(5)	Diversified Investment Vehicles	7.75%	7.75%	4/20/2050	2,804,000	2,735,042	2,800,240
CSS HIL 2024-1 Trust	Class C	(5)	Diversified Investment Vehicles	7.75%	7.75%	4/20/2050	5,318,000	4,853,076	4,989,311
CSS HIL 2024-1 Trust	Class D	(5)	Diversified Investment Vehicles	7.75%	7.75%	4/20/2050	1,741,000	1,318,771	1,381,262
CSS HIL 2024-1 Trust	Class E	(4) (5) (19)	Diversified Investment Vehicles			4/20/2050	2,759,011	2,907,514	2,505,506
CSS PL 2023-1 Trust	Series 2023-1, Class SUBI 2	(4) (5) (19)	Diversified Investment Vehicles				15,238,000	11,535,723	11,219,739
CSS PL 2023-1 Trust	Series 2023-1, Class SUBI 1	(4) (5) (19)	Diversified Investment Vehicles				9,531,000	5,177,416	5,208,692
CSS PL 2024-1 Trust	Class R	(4) (5) (6) (19)	Diversified Investment Vehicles			9/5/2027	18,108,243	12,590,154	12,238,201
Mercury Financial Credit Card Master Trust	Series 2024-IA, Class B	(5) (7)	Diversified Investment Vehicles	8.46%	8.46%	2/20/2029	15,572,000	15,570,124	15,665,013
Mercury Financial Credit Card Master Trust	Series 2024-IA, Class D	(5) (7)	Diversified Investment Vehicles	14.80%	14.80%	2/20/2029	14,428,000	14,426,376	14,497,132
MNR ABS Issuer I, LLC	Series 2023-1, Class A-1	(5) (7)	Energy: Oil & Gas	8.12%	8.12%	12/15/2038	7,555,046	7,555,046	7,555,046
MNR ABS Issuer I, LLC	Series 2023-1, Class A-2	(5) (7)	Energy: Oil & Gas	8.95%	8.95%	12/15/2038	8,961,189	8,961,189	8,961,189
MNR ABS Issuer I, LLC	Series 2023-1, Class B	(5) (7)	Energy: Oil & Gas	12.44%	12.44%	12/15/2038	7,866,977	7,866,977	7,866,977
Monroe Capital CFO I Ltd.	Class A	(4) (5) (7) (14)	Diversified Investment Vehicles	SOFR + 425	8.58%	5/15/2039	48,020,000	48,020,000	48,020,000
SMB Private Education Loan Trust 2024-A	Series 2024-A, Class R	(4) (5) (7) (19)	Diversified Investment Vehicles			3/15/2056	52,152,100	48,186,012	40,351,600
Thoma Bravo Credit Asset Funding ABS, LLC	Series 2023-1A, Class BR	(5) (7)	Software	7.06%	7.06%	11/22/2033	5,700,000	5,698,986	5,699,316
Thoma Bravo Credit Asset Funding ABS, LLC	Series 2023-1A, Class CR	(5) (7)	Software	8.41%	8.41%	11/22/2033	5,646,000	5,645,632	5,645,322
Thoma Bravo Credit Asset Funding ABS, LLC	Series 2023-1A, Class DR	(5) (7)	Software	10.51%	10.51%	11/22/2033	3,658,000	3,657,886	3,657,561
VCP RRL ABS III LLC	Series 2024-1A, Class B	(4) (5) (7) (14)	Diversified Investment Vehicles	SOFR + 320	8.04%	4/20/2034	7,150,000	7,150,000	7,169,434
VCP RRL ABS III LLC	Series 2024-1A, Class C	(4) (5) (7) (14)	Diversified Investment Vehicles	SOFR + 550	10.34%	4/20/2034	16,100,000	16,100,000	16,192,382

CARLYLE TACTICAL PRIVATE CREDIT FUND
CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)
As of December 31, 2024

Investments—Asset-Backed Securities (6.7% of Net Assets)		Footnotes	Industry	Reference Rate & Spread	Interest Rate	Maturity Date	Par / Principal Amount *	Amortized Cost	Fair Value
VCP RRL ABS III LLC	Series 2024-1A, Class D	(4) (5) (7) (14)	Diversified Investment Vehicles	SOFR + 700	11.84%	4/20/2034	8,879,185	8,900,000	8,898,621
Asset-Backed Securities Total								$274,558,785	$267,482,113

Investments—Common Stock (2.1% of Net Assets)	Footnotes	Industry	Acquisition Date	Units / Shares	Cost	Fair Value
48forty Intermediate Holdings, Inc.	(5) (9) (10)	Transportation	11/5/2024	3,244	$—	$—
Apex Group Ltd.	(3) (5) (9) (10)	Banking, Finance, Insurance & Real Estate	5/11/2022	163	250,000	368,647
Buckeye Group Holdings, L.P.	(5) (9)	Automotives	12/31/2024	9,427,083	—	—
Buckeye Group Holdings, L.P.	(5) (9)	Automotives	12/31/2024	5,123,437	—	—
Cobham Ultra 1 CY S.C.A.	(5) (9) (10)	Electronic Equipment, Instruments & Components	7/29/2022	3,263,608	32,636	49,607
Cobham Ultra S.a.r.l.	(5) (9) (10)	Electronic Equipment, Instruments & Components	7/29/2022	7,695	9,376	14,739
Cordstrap Holding B.V.	(3) (5) (9)	Transportation	5/12/2022	424,234	440,079	3,330,975
Dwyer Instruments, Inc.	(5) (9) (10)	Electronic Equipment, Instruments & Components	7/21/2021	5,454	51,950	114,843
KRE HYOD Owner, LLC	(5) (9) (10)	Banking, Finance, Insurance & Real Estate	9/22/2021	124,276	126,821	124,276
Material Holdings, LLC	(5) (9)	Professional Services	6/14/2024	2,877	—	—
NearU Holdings LLC	(5) (9) (10)	Consumer Services	8/4/2022	9,881	988,143	249,922
Primetech Holdco S.a.r.l.	(5) (9) (10)	Insurance	7/28/2022	330	1,957,394	1,950,440
PXO Holdings I Corp.	(5) (9) (10)	Chemicals, Plastics & Rubber	3/8/2022	5,232	523,244	474,058
Santiago Holdings, LP	(4) (5) (6) (10)	Diversified Investment Vehicles	9/6/2024	74,819,060	74,819,060	76,744,229
Sinch AB	(9) (10)	High Tech Industries	2/25/2022	5,304	—	9,938
Tank Holding Corp.	(5) (9) (10)	Capital Equipment	3/26/2019	200,000	—	819,984
Tufin Software North America, Inc.	(5) (9) (10)	Software	8/25/2022	678,938	970,874	1,303,103
Wineshipping.com, LLC	(5) (9) (10)	Beverage, Food & Tobacco	10/29/2021	702	54,701	17,250
WP Summit Co-Invest, L.P.	(5) (9) (10)	Insurance	4/27/2023	151,515	123,390	233,333
Common Stock Total					$80,347,668	$85,805,344

Investments—Corporate Bonds (7.0% of Net Assets)	Footnotes	Industry	Reference Rate & Spread	Interest Rate	Maturity Date	Par / Principal Amount *	Amortized Cost	Fair Value
Secured (5.2% of Net Assets)
Air Canada Pass Through Trust	(2) (3) (7)	Aerospace & Defense	9.00%	9.00%	10/1/2025	$480,266	$480,266	$489,103
Athena S.p.A.	(5)	Entertainment	8.00%	8.00%	4/12/2027	€23,871,003	25,098,970	24,726,772
Birsa S.p.A.	(4) (5) (6) (14)	Health Care Providers & Services	EURIBOR + 600	8.58%	6/30/2031	€7,930,818	7,975,077	7,734,550
British Airways Pass Through Trust	(2) (3) (7)	Aerospace & Defense	8.38%	8.38%	11/15/2028	325,703	325,703	339,056
Cartiere Villa Lagarina S.p.A.	(4) (5) (8) (14) (15)	Containers, Packaging & Glass	EURIBOR + 600, 5.50% PIK	15.10%	12/22/2025	€2,812,626	3,362,862	2,221,512
Cartitalia S.p.A.	(4) (5) (8) (14) (15)	Containers, Packaging & Glass	EURIBOR + 600, 5.50% PIK	15.10%	12/22/2025	€2,278,076	2,717,784	1,799,305
Cloud Software Group, Inc.	(7)	Software	9.00%	9.00%	9/30/2029	11,329,000	9,398,179	11,495,989
Cobham Ultra PIKCo S.a.r.l.	(3) (4) (5) (8)	Electronic Equipment, Instruments & Components	SOFR + 9.00% PIK	14.17%	8/4/2031	14,068,871	13,895,825	14,104,043

CARLYLE TACTICAL PRIVATE CREDIT FUND
CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)
As of December 31, 2024

Investments—Corporate Bonds (7.0% of Net Assets)	Footnotes	Industry	Reference Rate & Spread	Interest Rate	Maturity Date	Par / Principal Amount *	Amortized Cost	Fair Value
Cobham Ultra Sunco S.a.r.l.	(2) (3) (4) (5) (13) (14)	Electronic Equipment, Instruments & Components	SOFR + 725	12.42%	8/4/2030	23,131,000	22,793,811	23,131,000
Constellation Automotive Financing PLC	(3)	Specialty Retail	4.88%	4.88%	7/15/2027	£2,490,000	2,758,122	2,950,989
Cornerstone Building Brands, Inc.	(3) (7)	Building Products	9.50%	9.50%	8/15/2029	4,000,000	4,000,000	3,880,100
Fideicomiso Fiduoccidente - Acciones TCBuen	(5)	Banking, Finance, Insurance & Real Estate	9.45%	9.45%	12/30/2029	11,000,000	10,920,215	11,000,000
GasLog Ltd.	(2) (3) (5)	Energy: Oil & Gas	7.75%	7.75%	3/21/2029	12,444,615	12,385,416	12,537,950
GPC CAR Issuer, LLC	(5) (6)	Independent Power and Renewable Electricity Producers	9.75%	9.75%	12/31/2031	8,640,050	8,089,281	8,080,300
GREC II CWF LLC	(3) (5)	Independent Power and Renewable Electricity Producers	8.25%	8.25%	7/24/2028	8,820,000	8,736,685	8,687,700
Helios Software Holdings, Inc.	(7)	Banking, Finance, Insurance & Real Estate	8.75%	8.75%	5/1/2029	5,000,000	5,000,000	5,120,447
ION Trading Technologies S.a.r.l.	(2) (3) (7)	Banking, Finance, Insurance & Real Estate	5.75%	5.75%	5/15/2028	3,000,000	2,592,926	2,836,745
ION Trading Technologies S.a.r.l.	(3) (7)	Banking, Finance, Insurance & Real Estate	9.50%	9.50%	5/30/2029	10,000,000	10,000,000	10,506,072
NPA 2023 Holdco, LLC	(3) (5)	Independent Power and Renewable Electricity Producers	8.75%	8.75%	10/10/2028	50,090,909	49,579,702	50,466,591
Rackspace Technology Global, Inc.	(2) (3) (7)	Software	5.38%	5.38%	12/1/2028	2,000,000	1,785,241	568,250
Team KGK, LLC	(2) (3) (5)	Energy: Oil & Gas	8.25%	8.25%	12/31/2028	1,337,109	1,329,140	1,333,766
Tolentino S.p.A.	(4) (5) (8) (14) (15)	Containers, Packaging & Glass	EURIBOR + 600, 5.50% PIK	15.10%	12/22/2025	€1,054,735	1,261,073	833,067
Zayo Group Holdings, Inc.	(2) (3) (7)	Telecommunications	4.00%	4.00%	3/1/2027	2,000,000	1,693,074	1,842,636
Secured Total							$206,179,352	$206,685,943

Unsecured (1.8% of Net Assets)
Aretec Group, Inc.	(2) (3) (7) (14)	Banking, Finance, Insurance & Real Estate	7.50%	7.50%	4/1/2029	$9,140,000	$9,219,857	$9,082,363
Covanta Holding Corp.	(2) (3) (7)	Environmental Industries	4.88%	4.88%	12/1/2029	3,000,000	2,687,077	2,774,460
Monroe Capital Income Plus Corporation	(5)	Diversified Investment Vehicles	9.42%	9.42%	11/15/2028	16,800,000	16,800,000	17,262,000
Monroe Capital Income Plus Corporation	(5)	Diversified Investment Vehicles	9.42%	9.42%	12/13/2028	15,700,000	15,700,000	16,131,750
Onepoint SAS	(4) (5) (6) (8) (14)	IT Services	EURIBOR + 9.00% PIK	11.72%	11/3/2031	€26,023,003	27,401,784	26,596,906
Unsecured Total							$71,808,718	$71,847,479
Corporate Bonds Total							$277,988,070	$278,533,422

Investments—Preferred Stock (3.7% of Net Assets)		Footnotes	Industry	Reference Rate & Spread	Interest Rate	Acquisition Date	Units / Shares	Cost	Fair Value
Apex Group Ltd.	Series A5	(3) (5) (8)	Banking, Finance, Insurance & Real Estate	13.00% PIK	13.00%	1/29/2021	6,160	$6,978,608	$6,380,358
Apex Group Ltd.	Series A3	(3) (5) (8)	Banking, Finance, Insurance & Real Estate	13.00% PIK	13.00%	1/29/2021	788	900,716	816,691
Apex Group Ltd.	Series A1	(3) (5) (8)	Banking, Finance, Insurance & Real Estate	13.00% PIK	13.00%	1/29/2021	1,752	2,003,241	1,815,016

CARLYLE TACTICAL PRIVATE CREDIT FUND
CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)
As of December 31, 2024

Investments—Preferred Stock (3.7% of Net Assets)		Footnotes	Industry	Reference Rate & Spread	Interest Rate	Acquisition Date	Units / Shares	Cost	Fair Value
Apex Group Ltd.	Series A15	(5) (8)	Banking, Finance, Insurance & Real Estate	13.00% PIK	13.00%	4/25/2022	17,610,588	17,264,374	17,610,588
Apex Group Ltd.	Series A16	(3) (5) (8)	Banking, Finance, Insurance & Real Estate	13.00% PIK	13.00%	7/19/2024	8,406,697	8,196,798	8,406,697
Appriss Health, LLC		(5) (8)	Health Care Providers & Services	11.00% PIK	11.00%	5/6/2021	191	187,318	185,563
Arrowhead GS Holdings, Inc.	Series A	(4) (5) (8) (13) (14)	Trading Companies & Distributors	SOFR + 10.75% PIK	15.44%	10/19/2022	9,629	9,457,696	5,777,250
Blackbird Purchaser, Inc.		(5) (8)	Capital Equipment	12.50% PIK	12.50%	12/14/2021	18,728	18,471,706	18,476,172
Buckeye Group Holdings, L.P.	Class A-2	(5) (9)	Automotives			12/31/2024	5,123,437	1,522,833	1,522,829
Cordstrap Holding B.V.		(3) (4) (5) (8) (14)	Transportation	EURIBOR + 9.61% PIK	12.39%	5/12/2022	3,449,920	3,606,705	3,725,476
Drilling Info Holdings, Inc.	Series B	(5) (8)	Software	13.50% PIK	13.50%	2/11/2020	1,347,922	1,340,117	1,347,922
HIG Intermediate, Inc.	Series A	(5) (8)	Banking, Finance, Insurance & Real Estate	11.00% PIK	11.00%	12/10/2024	34,322	33,807,203	33,807,200
Integrity Marketing Acquisition, LLC		(5) (8)	Banking, Finance, Insurance & Real Estate	10.50% PIK	10.50%	12/21/2021	10,262,138	10,112,138	9,945,766
NearU Holdings LLC		(5) (8)	Consumer Services	20.00% PIK	20.00%	8/9/2024	532	54,002	57,169
NEFCO Holding Company, LLC	Series A2	(5) (8)	Building Products	8.00% PIK	8.00%	8/5/2022	304	304,238	304,238
PCF Holdco, LLC	Series A	(5) (8)	Banking, Finance, Insurance & Real Estate	15.00% PIK	15.00%	2/16/2023	12,848	11,676,373	12,623,081
Zippy Shell Incorporated	Series A4	(5) (6) (8) (10)	Commercial Services & Supplies	13.00% PIK	13.00%	5/3/2024	432,046	25,232,656	25,306,533
Preferred Stock Total								$151,116,722	$148,108,549

Investments—Warrants (0.4% of Net Assets)	Footnotes	Industry	Acquisition Date	Expiration Date	Units / Shares / % of Ownership	Cost	Fair Value
CP Developer S.a.r.l.	(5) (9)	Banking, Finance, Insurance & Real Estate	5/21/2021	5/24/2031	9.5%	$2,093,085	$3,562,821
Digital Intelligence Systems, LLC	(5) (9)	Consumer Services	4/2/2021	4/2/2026	145,025	579,130	1,994,094
Jordanes Equity AS	(5) (9)	Beverage, Food & Tobacco	12/27/2024	12/27/2031	156,018	1,997,708	1,992,943
Orifarm Holding AS	(5) (9) (10)	Health Care Providers & Services	11/29/2024	11/29/2031	5,851,772	6,183,857	6,061,556
PCF Holdco, LLC	(5) (9)	Banking, Finance, Insurance & Real Estate	2/16/2023	2/16/2033	386,981	814,339	1,153,203
PCF Holdco, LLC	(5) (9)	Banking, Finance, Insurance & Real Estate	2/16/2023	2/16/2033	386,981	214,516	352,153
Zippy Shell Incorporated	(5) (9) (10)	Commercial Services & Supplies	5/3/2024	5/3/2034	23,333	431,654	431,661
Warrants Total						$12,314,289	$15,548,431

Total Investments, at Fair Value (1)	126.8%	$5,110,905,121	$5,064,606,196
Net Other Assets (Liabilities)	(26.8)%		$(1,070,060,825)
Net Assets	100.0%		$3,994,545,371

CARLYLE TACTICAL PRIVATE CREDIT FUND
CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)
As of December 31, 2024

Interest Rate Swaps as of and for the Year Ended December 31, 2024
Counterparty	Hedged Instrument	Footnotes	Fund Receives	Fund Pays	Maturity Date	Notional Amount	Fair Value	Change in Unrealized Gain / (Loss)
Macquarie Bank Limited	Series A MRP Shares	(17)	3.55%	SOFR	3/8/2027	$75,000,000	$(838,174)	$(426,135)
Macquarie Bank Limited	Series B MRP Shares	(17)	3.29%	SOFR	3/7/2029	25,000,000	(737,019)	(435,338)
Macquarie Bank Limited	Series C MRP Shares	(17)	2.79%	SOFR	9/1/2027	75,000,000	(2,430,750)	(221,664)
Macquarie Bank Limited	Series C MRP Shares	(17)	4.07%	SOFR	9/1/2027	25,000,000	(14,636)	(353,703)
Goldman Sachs & Co. LLC	Series F MRP Shares	(17)	4.36%	SOFR	11/16/2027	50,000,000	367,460	367,460
Goldman Sachs & Co. LLC	Series G MRP Shares	(17)	4.27%	SOFR	9/17/2029	100,000,000	847,538	847,538
Goldman Sachs & Co. LLC	Series H MRP Shares	(17)	4.21%	SOFR	9/16/2031	100,000,000	777,313	777,313
Total						$450,000,000	$(2,028,268)	$555,471
Cash Collateral (18)						—	2,516,981	—
Total Interest Rate Swaps						$450,000,000	$488,713	$555,471

Forward Foreign Currency Contracts as of and for the Year Ended December 31, 2024
		Amount to be Purchased		Amount to be Sold			Change in Unrealized Appreciation / (Depreciation)
Counterparty	Settlement Date	Currency	Notional	Currency	Notional	Fair Value
Goldman Sachs & Co. LLC	1/6/2025	USD	213,143	EUR	194,758	$11,354	$11,354
Macquarie Bank Limited	1/7/2025	CAD	1,000,000	USD	699,281	(3,429)	(3,429)
Macquarie Bank Limited	1/7/2025	USD	714,771	CAD	1,000,000	18,919	18,919
Goldman Sachs & Co. LLC	1/14/2025	USD	202,614	EUR	187,397	8,388	8,388
Macquarie Bank Limited	2/4/2025	USD	990,421	EUR	910,606	45,850	45,850
Goldman Sachs & Co. LLC	2/4/2025	USD	1,100,631	GBP	850,105	36,691	36,691
Macquarie Bank Limited	2/4/2025	USD	72,775	EUR	69,323	867	867
Macquarie Bank Limited	2/5/2025	USD	386,548	CAD	527,019	19,427	19,427
Macquarie Bank Limited	2/13/2025	EUR	493,710	USD	523,579	(11,258)	(11,258)
Macquarie Bank Limited	2/13/2025	USD	539,995	EUR	493,710	27,674	27,674
Goldman Sachs & Co. LLC	2/13/2025	USD	1,103,850	GBP	866,241	19,778	19,778
Macquarie Bank Limited	2/18/2025	USD	28,102,651	GBP	22,001,606	569,214	569,214
Macquarie Bank Limited	2/18/2025	USD	96,985,954	EUR	91,006,807	2,528,304	2,528,304
Goldman Sachs & Co. LLC	2/18/2025	USD	16,993,681	EUR	15,947,523	441,451	441,451
Goldman Sachs & Co. LLC	2/18/2025	USD	75,012,526	GBP	58,764,219	1,473,304	1,473,304
Macquarie Bank Limited	2/28/2025	USD	752,132	GBP	593,679	9,241	9,241
Macquarie Bank Limited	3/5/2025	USD	123,303	EUR	117,046	1,725	1,725
Macquarie Bank Limited	3/5/2025	USD	210,782	GBP	167,841	764	764
Macquarie Bank Limited	4/2/2025	USD	14,997	CAD	20,816	466	466
Goldman Sachs & Co. LLC	4/14/2025	USD	194,784	EUR	179,392	8,051	8,051
Macquarie Bank Limited	5/2/2025	USD	849,177	EUR	777,492	39,036	39,036
Goldman Sachs & Co. LLC	5/2/2025	USD	1,034,662	GBP	799,090	35,211	35,211

CARLYLE TACTICAL PRIVATE CREDIT FUND
CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)
As of December 31, 2024

Forward Foreign Currency Contracts as of and for the Year Ended December 31, 2024
		Amount to be Purchased		Amount to be Sold			Change in Unrealized Appreciation / (Depreciation)
Counterparty	Settlement Date	Currency	Notional	Currency	Notional	Fair Value
Macquarie Bank Limited	5/2/2025	USD	138,231	EUR	131,112	1,614	1,614
Goldman Sachs & Co. LLC	5/2/2025	USD	53,993	GBP	42,954	269	269
Macquarie Bank Limited	5/5/2025	USD	42,961,149	EUR	39,834,167	1,447,129	3,419,388
Macquarie Bank Limited	5/5/2025	USD	364,039	CAD	495,640	17,583	17,583
Macquarie Bank Limited	5/15/2025	USD	526,583	EUR	479,409	26,671	26,671
Goldman Sachs & Co. LLC	5/15/2025	USD	1,063,467	GBP	834,354	20,015	20,015
Macquarie Bank Limited	5/30/2025	USD	680,616	GBP	537,399	8,616	8,616
Macquarie Bank Limited	6/5/2025	USD	114,402	EUR	108,003	1,645	1,645
Macquarie Bank Limited	6/5/2025	USD	208,746	GBP	166,237	881	881
Macquarie Bank Limited	7/2/2025	USD	11,572	CAD	16,012	354	354
Goldman Sachs & Co. LLC	7/14/2025	USD	188,118	EUR	172,538	7,585	7,585
Macquarie Bank Limited	8/4/2025	USD	838,048	EUR	763,806	37,829	37,829
Goldman Sachs & Co. LLC	8/4/2025	USD	1,042,005	GBP	804,761	36,150	36,150
Macquarie Bank Limited	8/4/2025	USD	139,725	EUR	131,804	1,638	1,638
Macquarie Bank Limited	8/5/2025	USD	365,709	CAD	497,290	16,805	16,805
Macquarie Bank Limited	8/15/2025	USD	531,299	EUR	481,827	26,165	26,165
Goldman Sachs & Co. LLC	8/15/2025	USD	1,060,440	GBP	831,913	20,727	20,727
Macquarie Bank Limited	8/29/2025	USD	665,001	GBP	525,277	8,580	8,580
Macquarie Bank Limited	9/5/2025	USD	205,045	GBP	163,295	990	990
Macquarie Bank Limited	9/5/2025	USD	109,763	EUR	103,027	1,615	1,615
Macquarie Bank Limited	10/2/2025	USD	11,240	CAD	15,507	335	335
Goldman Sachs & Co. LLC	10/14/2025	USD	186,953	EUR	170,780	7,273	7,273
Goldman Sachs & Co. LLC	11/4/2025	USD	1,023,981	GBP	790,780	36,150	36,150
Macquarie Bank Limited	11/4/2025	USD	807,349	EUR	732,555	35,584	35,584
Macquarie Bank Limited	11/4/2025	USD	132,726	EUR	124,532	1,529	1,529
Goldman Sachs & Co. LLC	11/4/2025	USD	54,429	GBP	43,342	287	287
Macquarie Bank Limited	11/5/2025	USD	355,378	CAD	482,709	15,427	15,427
Macquarie Bank Limited	11/14/2025	USD	525,191	EUR	474,641	24,825	24,825
Goldman Sachs & Co. LLC	11/14/2025	USD	1,059,259	GBP	830,921	21,337	21,337
Macquarie Bank Limited	11/28/2025	USD	650,083	GBP	513,737	8,409	8,409
Macquarie Bank Limited	12/5/2025	USD	106,489	EUR	99,390	1,572	1,572
Macquarie Bank Limited	12/5/2025	USD	200,005	GBP	159,282	1,064	1,064
Macquarie Bank Limited	1/2/2026	USD	11,027	CAD	15,172	318	318
Macquarie Bank Limited	1/8/2026	USD	16,868,588	EUR	15,181,881	810,232	810,232
Goldman Sachs & Co. LLC	1/14/2026	USD	184,418	EUR	167,790	6,879	6,879
Macquarie Bank Limited	2/3/2026	USD	806,758	EUR	728,976	34,519	34,519

CARLYLE TACTICAL PRIVATE CREDIT FUND
CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)
As of December 31, 2024

Forward Foreign Currency Contracts as of and for the Year Ended December 31, 2024
		Amount to be Purchased		Amount to be Sold			Change in Unrealized Appreciation / (Depreciation)
Counterparty	Settlement Date	Currency	Notional	Currency	Notional	Fair Value
Goldman Sachs & Co. LLC	2/3/2026	USD	1,015,689	GBP	784,437	36,087	36,087
Macquarie Bank Limited	2/3/2026	USD	130,219	EUR	121,530	1,477	1,477
Macquarie Bank Limited	2/4/2026	USD	348,537	CAD	472,896	14,266	14,266
Macquarie Bank Limited	2/17/2026	USD	514,708	EUR	463,596	23,194	23,194
Goldman Sachs & Co. LLC	2/17/2026	USD	1,049,178	GBP	822,885	21,576	21,576
Macquarie Bank Limited	2/27/2026	USD	639,158	GBP	505,303	8,151	8,151
Macquarie Bank Limited	3/5/2026	USD	11,203,027	GBP	8,935,900	44,214	44,214
Macquarie Bank Limited	3/5/2026	USD	8,464,522	EUR	7,870,021	112,727	112,727
Macquarie Bank Limited	4/2/2026	USD	10,924	CAD	14,992	303	303
Goldman Sachs & Co. LLC	4/14/2026	USD	178,727	EUR	162,037	6,365	6,365
Macquarie Bank Limited	5/4/2026	USD	780,527	EUR	702,481	32,402	32,402
Macquarie Bank Limited	5/4/2026	USD	128,834	EUR	119,612	1,450	1,450
Macquarie Bank Limited	5/5/2026	USD	331,594	CAD	449,443	12,725	12,725
Goldman Sachs & Co. LLC	5/6/2026	USD	977,967	GBP	755,362	34,752	34,752
Goldman Sachs & Co. LLC	5/6/2026	USD	54,399	GBP	43,342	278	278
Macquarie Bank Limited	5/15/2026	USD	505,656	EUR	453,931	21,917	21,917
Goldman Sachs & Co. LLC	5/15/2026	USD	1,018,301	GBP	798,667	21,019	21,019
Macquarie Bank Limited	5/29/2026	USD	653,056	GBP	516,495	8,126	8,126
Macquarie Bank Limited	6/10/2026	USD	18,932,630	EUR	16,976,131	813,886	813,886
Macquarie Bank Limited	6/30/2026	USD	4,598,330	GBP	3,627,874	68,454	117,195
Macquarie Bank Limited	6/30/2026	USD	1,608,451	GBP	1,271,402	20,939	20,939
Macquarie Bank Limited	6/30/2026	USD	2,898,017	GBP	2,297,825	28,881	28,881
Macquarie Bank Limited	6/30/2026	USD	3,966,580	GBP	3,092,368	105,354	105,354
Goldman Sachs & Co. LLC	6/30/2026	USD	11,947,608	EUR	10,700,948	512,880	512,880
Macquarie Bank Limited	6/30/2026	USD	4,052,033	GBP	3,136,491	135,712	135,712
Macquarie Bank Limited	7/2/2026	USD	11,172	CAD	15,293	296	296
Goldman Sachs & Co. LLC	7/14/2026	USD	179,830	EUR	162,463	6,083	6,083
Macquarie Bank Limited	8/4/2026	USD	811,978	EUR	727,905	32,543	32,543
Goldman Sachs & Co. LLC	8/4/2026	USD	1,008,062	GBP	778,727	35,750	35,750
Macquarie Bank Limited	8/4/2026	USD	132,611	EUR	122,493	1,446	1,446
Macquarie Bank Limited	8/5/2026	USD	338,375	CAD	458,092	12,136	12,136
Goldman Sachs & Co. LLC	8/14/2026	USD	1,023,270	GBP	802,565	21,203	21,203
Macquarie Bank Limited	8/28/2026	USD	652,009	GBP	515,871	7,911	7,911
Macquarie Bank Limited	10/2/2026	USD	11,169	CAD	15,254	280	280
Goldman Sachs & Co. LLC	10/14/2026	USD	181,620	EUR	163,533	5,769	5,769
Macquarie Bank Limited	10/27/2026	USD	755,807	EUR	675,129	29,262	29,262

CARLYLE TACTICAL PRIVATE CREDIT FUND
CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)
As of December 31, 2024

Forward Foreign Currency Contracts as of and for the Year Ended December 31, 2024
		Amount to be Purchased		Amount to be Sold			Change in Unrealized Appreciation / (Depreciation)
Counterparty	Settlement Date	Currency	Notional	Currency	Notional	Fair Value
Macquarie Bank Limited	10/27/2026	USD	122,186	EUR	112,345	1,285	1,285
Goldman Sachs & Co. LLC	11/3/2026	USD	1,007,070	GBP	778,081	35,644	35,644
Goldman Sachs & Co. LLC	11/3/2026	USD	53,330	GBP	42,487	285	285
Macquarie Bank Limited	11/4/2026	USD	334,989	CAD	452,938	11,204	11,204
Macquarie Bank Limited	11/6/2026	USD	16,923,221	EUR	15,421,196	317,674	1,182,278
Macquarie Bank Limited	11/6/2026	USD	11,310,824	EUR	10,081,847	454,690	772,932
Macquarie Bank Limited	11/6/2026	USD	6,234,871	EUR	5,681,493	117,038	435,576
Macquarie Bank Limited	11/6/2026	USD	4,167,146	EUR	3,714,365	167,517	284,765
Goldman Sachs & Co. LLC	11/13/2026	USD	1,029,932	GBP	807,663	21,582	21,582
Macquarie Bank Limited	11/30/2026	USD	644,630	GBP	510,194	7,673	7,673
Macquarie Bank Limited	1/4/2027	USD	11,040	CAD	15,040	263	263
Macquarie Bank Limited	1/8/2027	USD	57,070,167	EUR	50,612,067	2,386,238	2,386,238
Goldman Sachs & Co. LLC	1/14/2027	USD	181,805	EUR	163,113	5,517	5,517
Goldman Sachs & Co. LLC	1/15/2027	USD	89,996,026	GBP	70,779,415	1,625,236	1,625,236
Macquarie Bank Limited	2/2/2027	USD	890,593	EUR	792,413	33,365	33,365
Goldman Sachs & Co. LLC	2/2/2027	USD	1,007,638	GBP	778,640	35,376	35,376
Macquarie Bank Limited	2/2/2027	USD	143,810	EUR	131,550	1,500	1,500
Macquarie Bank Limited	2/3/2027	USD	332,315	CAD	448,791	10,412	10,412
Macquarie Bank Limited	2/26/2027	USD	632,287	GBP	500,504	7,238	7,238
Macquarie Bank Limited	4/2/2027	USD	10,903	CAD	14,821	250	250
Goldman Sachs & Co. LLC	4/14/2027	USD	178,082	EUR	159,286	5,157	5,157
Macquarie Bank Limited	5/4/2027	USD	810,670	EUR	718,615	29,746	29,746
Goldman Sachs & Co. LLC	5/4/2027	USD	975,410	GBP	753,736	33,754	33,754
Macquarie Bank Limited	5/4/2027	USD	134,729	EUR	122,659	1,434	1,434
Goldman Sachs & Co. LLC	5/4/2027	USD	22,289	GBP	17,753	110	110
Macquarie Bank Limited	5/5/2027	USD	319,362	CAD	430,755	9,387	9,387
Macquarie Bank Limited	5/28/2027	USD	646,139	GBP	511,591	6,912	6,912
Macquarie Bank Limited	7/2/2027	USD	11,127	CAD	15,092	244	244
Goldman Sachs & Co. LLC	7/14/2027	USD	8,949,857	EUR	8,005,239	219,583	219,583
Macquarie Bank Limited	8/3/2027	USD	841,190	EUR	742,838	30,261	30,261
Goldman Sachs & Co. LLC	8/3/2027	USD	1,008,465	GBP	779,279	34,390	34,390
Macquarie Bank Limited	8/3/2027	USD	136,184	EUR	123,411	1,461	1,461
Macquarie Bank Limited	8/4/2027	USD	14,328,768	CAD	19,303,716	392,213	392,213
Macquarie Bank Limited	8/31/2027	USD	646,030	GBP	511,626	6,410	6,410
Macquarie Bank Limited	9/2/2027	USD	485,676	CAD	657,751	10,309	10,309
Macquarie Bank Limited	10/25/2027	USD	44,226,549	EUR	39,069,390	1,397,737	1,397,737

CARLYLE TACTICAL PRIVATE CREDIT FUND
CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)
As of December 31, 2024

Forward Foreign Currency Contracts as of and for the Year Ended December 31, 2024
		Amount to be Purchased		Amount to be Sold			Change in Unrealized Appreciation / (Depreciation)
Counterparty	Settlement Date	Currency	Notional	Currency	Notional	Fair Value
Macquarie Bank Limited	10/25/2027	USD	7,289,522	EUR	6,599,839	54,619	54,619
Goldman Sachs & Co. LLC	10/29/2027	USD	38,016,361	GBP	29,488,335	1,138,440	1,138,440
Goldman Sachs & Co. LLC	10/29/2027	USD	1,001,616	GBP	797,592	4,153	4,153
Macquarie Bank Limited	11/12/2027	USD	27,869,049	GBP	22,164,028	148,633	148,633
Macquarie Bank Limited	11/30/2027	USD	68,904,924	EUR	62,385,626	392,139	392,139
Macquarie Bank Limited	12/27/2027	USD	40,981,846	NOK	466,045,558	(222,275)	(222,275)
Total						$19,144,247	$22,783,879
Cash Collateral						—	—
Total Forward Foreign Currency Contracts						$19,144,247	$22,783,879
* Par / Principal Amount is denominated in USD (“$”) unless otherwise noted, as denominated in British Pound (“£”), Canadian Dollar (“C$”), Euro (“€”), or Norwegian Krone (“NOK”).
(1) All of the Fund's Corporate Loans, Collateralized Loan Obligations, Asset-Backed Securities, Common Stocks, Corporate Bonds, Preferred Stocks, Warrants and Money Market Funds, if applicable, as of December 31, 2024 represented 126.8% of the Fund's net assets or 94.2% of the Fund's total assets. Certain investments are subject to contractual restrictions on sales.
(2) The security position has been segregated as collateral against outstanding borrowings. See Note 7. Borrowings.
(3) All or a portion of this security is owned by OCPC Credit Facility SPV LLC (the “OCPC SPV”). See Note 1. Organization. As of December 31, 2024, the aggregate fair value of these securities is $2,961,058,328, or 58.5% of the Fund’s Total Investments, at Fair Value.
(4) Represents the interest rate for a variable or increasing rate security, determined as Reference Rate + Basis Point spread. Stated interest rate represents the “all-in” rate as of December 31, 2024. Reference Rates are defined as follows:

CORRA	Canadian Overnight Repo Rate Average
EURIBOR	Euro Interbank Offered Rate
PRIME	U.S. Prime Rate
SOFR	Secured Overnight Financing Rate
SONIA	Sterling Overnight Index Average
As of December 31, 2024, the reference rates for our variable rate securities were the daily SOFR at 4.49%, the 30-day SOFR at 4.33%, the 90-day SOFR at 4.31%, the 180-day SOFR at 4.25%, the 30-day CORRA at 3.28%, the 30-day EURIBOR at 2.85%, the 90-day EURIBOR at 2.71%, the daily SONIA at 4.70%, and the daily PRIME rate at 7.50%.
(5) The value of this security was determined using significant unobservable inputs. See Note 3. Fair Value Measurement.
(6) The Fund has an unfunded commitment to fund delayed draw debt, revolving debt, and/or equity investments. See Note 9. Commitments and Contingencies.
(7) Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under the guidelines established by the Board of Trustees. These securities amount to $1,164,395,330 or 29.1% of the Fund's net assets at period end.
(8) Interest or dividend is paid-in-kind, when applicable.
(9) Non-income producing security.
(10) Securities acquired in transactions exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”), and may be deemed to be “restricted securities” under the Securities Act, unless otherwise noted, excluding 144A securities, Regulation S securities, and loans. As of December 31, 2024, the aggregate fair value of these securities is $114,274,119, or 2.9% of the Fund’s net assets.
(11) In addition to the interest earned based on the stated interest rate of this loan, which is the amount reflected in this schedule, the Fund is entitled to receive additional interest as a result of an agreement among lenders. Pursuant to the agreement among lenders in respect of this loan, this investment represents a first lien/last out loan, which has a secondary priority behind the first lien/first out loan with respect to principal, interest and other payments.
(12) Class SUB are equity tranches of collateralized loan obligations (“CLO”) issuances. These notes receive excess distributions, if any, once all other senior obligations are satisfied in the CLO structure. CLO equity tranches are generally issued at a discount and have no contractual principal and interest payments.
(13) Securities include a credit spread adjustment that ranges from 0.10% to 0.43%.
(14) Securities include interest rate floor feature, which generally ranges from 0.50% to 1.00%.

CARLYLE TACTICAL PRIVATE CREDIT FUND
CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)
As of December 31, 2024
(15) Loan was on non-accrual status as of December 31, 2024.
(16) Represents securities sold outside the U.S. and exempt from registration under the Securities Act of 1933, as amended, under Regulation S. These securities have been determined to be liquid under the guidelines established by the Board of Trustees. As of December 31, 2024, the aggregate fair value of these securities is $34,903,236 or 0.9% of the Fund's net assets.
(17) Interest rate swap contains a variable rate structure. Bears interest at a rate determined by three-month term SOFR.
(18) As of December 31, 2024, there was $2,516,981 of cash collateral available to offset with Macquarie Bank Limited, and $0 available to offset with Goldman Sachs & Co. LLC.
(19) Residual equity tranches of asset-backed security (“ABS”) issuances. These notes receive excess distributions, if any, once all other senior obligations are satisfied in the ABS structure. ABS residual equity tranches are generally issued at a discount and have no contractual principal and interest payments.
(20) All or a portion of this security is owned by CTAC Bedford Lender, LLC (“CTAC Bedford”). See Note 1. Organization. As of December 31, 2024, the aggregate fair value of these securities is $22,831,271, or 0.5% of the Fund’s Total Investments, at Fair Value.

CARLYLE TACTICAL PRIVATE CREDIT FUND
CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)
As of December 31, 2024

The industry composition of investments at fair value is shown below as of December 31, 2024; although not an industry, Collateralized Loan Obligations, which are well-diversified pools of loans in varying industries, had a fair value of $869.9 million, which represent 21.8% of net assets.

Industry	Fair Value	% of Net Assets
Software	$652,831,466	16.3%
Banking, Finance, Insurance & Real Estate	423,207,816	10.6%
Diversified Investment Vehicles	327,968,359	8.2%
Health Care Providers & Services	310,364,979	7.8%
Consumer Services	261,757,288	6.6%
Hotels, Restaurants & Leisure	224,324,448	5.6%
Professional Services	217,835,658	5.5%
Capital Equipment	131,896,373	3.3%
Electronic Equipment, Instruments & Components	130,191,034	3.3%
Commercial Services & Supplies	110,132,104	2.8%
Entertainment	106,017,284	2.7%
Insurance	94,833,369	2.4%
Aerospace & Defense	89,700,598	2.2%
Containers, Packaging & Glass	84,568,815	2.1%
Energy: Oil & Gas	74,234,703	1.9%
Transportation	72,343,595	1.8%
Utilities	70,930,894	1.8%
Independent Power and Renewable Electricity Producers	67,234,591	1.7%
Trading Companies & Distributors	66,051,900	1.7%
Construction & Engineering	60,695,937	1.5%
Beverage, Food & Tobacco	57,841,229	1.4%
Distributors	49,498,759	1.2%
Real Estate Management & Development	48,978,526	1.2%
Machinery	47,720,831	1.2%
Telecommunications	45,711,039	1.1%
Chemicals, Plastics & Rubber	42,755,859	1.1%
IT Services	40,859,560	1.0%
Sovereign & Public Finance	40,392,755	1.0%
Building Products	35,732,203	0.9%
Specialty Retail	34,805,667	0.9%
Consumer Goods: Durable	31,606,820	0.8%
Automotives	29,249,037	0.7%
High Tech Industries	29,223,920	0.7%
Health Care Technology	25,951,921	0.6%
Environmental Industries	21,642,894	0.5%

CARLYLE TACTICAL PRIVATE CREDIT FUND
CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)
As of December 31, 2024

Industry	Fair Value	% of Net Assets
Computers and Electronics Retail	17,891,120	0.4%
Media: Advertising, Printing & Publishing	10,266,322	0.3%
Passenger Airlines	4,965,048	0.1%
Consumer Goods: Non-Durable	2,442,559	0.1%
Total	$4,194,657,280	105.0%
See accompanying Notes to Consolidated Financial Statements.

CARLYLE TACTICAL PRIVATE CREDIT FUND
CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES
As of December 31, 2024

December 31, 2024
ASSETS
Investments, at fair value (cost $5,110,905,121)	$5,064,606,196
Cash and restricted cash	112,805,116
Cash and restricted cash denominated in foreign currencies (cost of $18,175,652)	18,259,683
Forward foreign currency contracts, at fair value	19,144,247
Receivables and other assets:
Interest and dividends receivable	63,168,324
Subscriptions receivable	68,704,104
Deferred financing costs	3,768,830
Receivable for investments sold (including paydowns)	18,028,489
Prepaid expenses and other assets	5,562,490
Total assets	$5,374,047,479

LIABILITIES
Secured credit facility	$564,069,415
Mandatory redeemable preferred shares (net of unamortized deferred issuance costs of $4,742,532)	635,049,497
Note-on-note loans	15,399,484
Income distribution payable	55,654,789
Payable for incentive fees	15,094,814
Payable for management fees	4,422,515
Interest payable on borrowings	10,066,027
Payable for investments purchased	71,275,059
Payable for administrative service fees	1,067,531
Payable for distribution and shareholder service plan fees	594,059
Payable for trustees' compensation and expenses	106,225
Other accrued expenses and liabilities	6,702,693
Total liabilities	$1,379,502,108
Net Assets	$3,994,545,371

Commitments and Contingencies (Note 9)

COMPOSITION OF NET ASSETS
Par value of shares of beneficial interest	$468,414
Additional paid-in capital	4,047,594,625
Retained earnings (Accumulated deficit)	(53,517,668)
Net Assets	$3,994,545,371

CARLYLE TACTICAL PRIVATE CREDIT FUND
CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES
As of December 31, 2024

NET ASSET VALUE PER SHARE	Net Asset Value of Share Class	Shares of Beneficial Interest Outstanding	Net Asset Value per Share
Class A Shares:
Net asset value and redemption price per share	$229,722,144	26,987,493	$8.51
Maximum offering price per share (net asset value plus sales charge of 3.00% of gross purchase price)			$8.77
Class I Shares:
Net asset value and redemption price per share	$871,370,141	101,937,339	$8.55
Class L Shares:
Net asset value and redemption price per share	$2,008,405	236,169	$8.50
Maximum offering price per share (net asset value plus sales charge of 3.50% of gross purchase price)			$8.81
Class M Shares:
Net asset value and redemption price per share	$240,571,805	28,140,152	$8.55
Class N Shares:
Net asset value and redemption price per share	$2,048,416,743	240,822,764	$8.51
Class U Shares:
Net asset value and redemption price per share	$602,082,210	70,372,486	$8.56
Class Y Shares:
Net asset value and redemption price per share	$373,923	43,930	$8.51

See accompanying Notes to Consolidated Financial Statements.

CARLYLE TACTICAL PRIVATE CREDIT FUND
CONSOLIDATED STATEMENT OF OPERATIONS
For the Year Ended December 31, 2024

Investment Income	December 31, 2024

Interest income	$422,843,863
Dividend income	287,474
PIK interest income	46,606,155
PIK dividend income	15,620,379
Other income	14,909,633
Total investment income	$500,267,504

Expenses
Management fees	$43,393,202
Incentive fees	56,787,865
Distribution and service plan fees:
Class A	879,984
Class L	9,922
Class M	1,373,005
Class U	3,309,843
Class Y	885
Transfer and shareholder servicing agent fees:
Class A	40,254
Class I	181,537
Class L	458
Class M	41,867
Class N	399,220
Class U	101,033
Class Y	82
Shareholder communications:
Class A	25,115
Class I	110,238
Class L	275
Class M	25,919
Class N	244,827
Class U	63,068
Class Y	49
Interest expense and fees on borrowings	67,630,309
Professional fees	5,651,984
Administration and custodian fees	3,211,989
Administrative service fees (Note 5)	1,067,531
Trustees' fees and expenses	335,135
Other expenses	279,966
Total expenses	$185,165,562
Recoupment of waivers and reimbursements of expenses	799,338
Expenses after recoupment of waivers and reimbursements of expenses	$185,964,900
Net Investment Income	$314,302,604

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	$(12,639,374)
Forward foreign currency contracts	764,694
Foreign currency transactions	(1,393,544)
Net realized loss	$(13,268,224)
Net change in unrealized appreciation (depreciation) on:
Investment transactions	$(14,121,460)
Forward foreign currency contracts	32,023,943
Interest rate swaps	8,994,141
Foreign currency on secured credit facility	7,520,743
Foreign currency transactions	(32,253)
Net change in unrealized appreciation	$34,385,114
Net Increase in Net Assets Resulting from Operations	$335,419,494
See accompanying Notes to the Consolidated Financial Statements.

CARLYLE TACTICAL PRIVATE CREDIT FUND
CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS
For the Years Ended December 31, 2024 and December 31, 2023

	Year Ended December 31, 2024	Year Ended December 31, 2023
Operations
Net investment income	$314,302,604	$195,507,549
Net realized gain (loss)	(13,268,224)	6,263,849
Net change in unrealized appreciation (depreciation)	34,385,114	46,005,429
Net increase in net assets resulting from operations	$335,419,494	$247,776,827

Dividends and/or Distributions to Shareholders
Class A	$(16,908,119)	$(7,991,749)
Class I	(79,095,357)	(51,884,430)
Class L	(187,479)	(188,749)
Class M	(17,109,451)	(9,013,623)
Class N	(175,629,402)	(115,666,587)
Class U	(41,152,924)	(10,160,373)
Class Y	(33,802)	(38,070)
Total Dividends and/or Distributions to Shareholders	$(330,116,534)	$(194,943,581)

Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest:
Class A	$102,817,672	$70,529,108
Class I	176,786,052	257,126,651
Class L	48,978	75,969
Class M	99,475,178	75,428,275
Class N	613,993,313	543,598,852
Class U	314,300,510	273,069,855
Class Y	33,946	(113,349)
Net increase in Beneficial Interest Transactions	$1,307,455,649	$1,219,715,361

Net Assets
Total increase	$1,312,758,609	$1,272,548,607
Beginning of period	2,681,786,762	1,409,238,155
End of period	$3,994,545,371	$2,681,786,762

See accompanying Notes to Consolidated Financial Statements.

CARLYLE TACTICAL PRIVATE CREDIT FUND
CONSOLIDATED STATEMENT OF CASH FLOWS
For the Year Ended December 31, 2024

Year Ended December 31, 2024
Cash Flows from Operating Activities
Net increase in net assets from operations	$335,419,494
Adjustments to reconcile net increase in net assets from operations to net cash used in operating activities:
Purchase of investment securities, net of change in payable for investments purchased	(2,870,644,573)
PIK interest and dividend	(62,226,534)
Proceeds from disposition of investment securities (including paydowns), net of change in receivable for investments sold	1,214,816,160
Proceeds from (Payments on) forward foreign currency contracts	764,694
Cash collateral received (posted) for derivative contracts	8,107,371
Discount accretion	(13,557,811)
Amortization of deferred financing and issuance costs	2,757,612
Net realized loss	13,268,224
Net change in unrealized appreciation	(34,385,114)
Change in hedge basis adjustment for mandatory redeemable preferred shares	(7,617,934)
Change in unrealized appreciation for swaps not designated as hedging instruments	8,994,141
Change in assets:
Increase in other assets	(4,367,854)
Increase in interest and dividends receivable	(15,571,125)
Decrease in advisor reimbursement (recoupment)	21,213
Change in liabilities:
Increase in other liabilities	10,432,736
Net cash used in operating activities	$(1,413,789,300)

Cash Flows from Financing Activities
Proceeds from secured credit facility	279,450,000
Payments on borrowings	(34,352,336)
Proceeds from note-on-note loans	15,399,484
Proceeds from mandatory preferred shares sold	250,000,000
Deferred financing and issuance costs	(4,626,176)
Proceeds from shares sold, net of subscriptions receivable	1,485,023,094
Payments on shares redeemed, net of redemptions payable	(314,680,020)
Cash distributions paid	(177,697,257)
Net cash provided by financing activities	$1,498,516,789
Effect of exchange rate changes on cash	(1,425,797)
Net increase in cash and restricted cash	$83,301,692
Cash, restricted cash and foreign currency, beginning balance	47,763,107
Cash, restricted cash and foreign currency, ending balance	$131,064,799

Supplemental information:
Reinvestment of dividends and distributions	$132,429,532
Cash paid for interest on borrowings	65,612,932

Reconciliation of cash, restricted cash and foreign currency, ending balance:
Cash and restricted cash	$112,805,116
Cash and restricted cash denominated in foreign currencies	18,259,683
Total cash, restricted cash and foreign currency, ending balance	$131,064,799

See accompanying Notes to Consolidated Financial Statements.

CARLYLE TACTICAL PRIVATE CREDIT FUND
CONSOLIDATED FINANCIAL HIGHLIGHTS

	Year Ended December 31,
CLASS A	2024	2023	2022	2021	2020
Per Share Operating Data
Net asset value, beginning of period	$8.48	$8.24	$9.02	$8.71	$9.29
Income (loss) from investment operations:
Net investment income (1)	0.78	0.85	0.67	0.55	0.68
Net realized and unrealized gain (loss)	0.07	0.24	(0.78)	0.36	(0.62)
Total from investment operations	0.85	1.09	(0.11)	0.91	0.06
Dividends and/or distributions to shareholders:
Dividends to shareholders	(0.82)	(0.85)	(0.67)	(0.60)	(0.64)
Total Dividends and/or distributions to shareholders:	(0.82)	(0.85)	(0.67)	(0.60)	(0.64)
Net asset value, end of period	$8.51	$8.48	$8.24	$9.02	$8.71
Total Return, at Net Asset Value (2)	10.23%	13.83%	(1.42)%	10.77%	1.22%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$229,722	$126,755	$53,960	$33,224	$4,987
Average net assets (in thousands)	$175,679	$79,151	$46,369	$19,818	$962
Ratios to average net assets (3):
Net investment income	9.13%	10.12%	7.84%	6.13%	8.14%
Total expenses	5.90%	6.67%	5.63%	4.82%	6.92%
Expenses after (recoupment of) waivers and reimbursements of expenses (4)	5.90%	6.73%	5.68%	4.68%	5.76%
Expenses, before waivers and reimbursements of expenses, excluding specific expenses listed below	1.65%	1.91%	1.87%	2.14%	3.16%
Interest expense and fees from borrowings	2.03%	2.35%	1.55%	0.69%	1.15%
Distribution and shareholder service fees	0.50%	0.51%	0.57%	0.50%	0.69%
Deal expenses and incentive fees	1.72%	1.90%	1.64%	1.48%	1.92%
Portfolio turnover rate	11%	14%	21%	31%	37%
(1) Per share amounts calculated based on the average shares outstanding during the period.
(2) Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distribution or the redemption of fund shares.
(3) Annualized for periods less than one full year.
(4) For the period ended December 31, 2024, expenses after recoupment of waivers and reimbursements of expenses, excluding interest and fees from borrowings, distribution and shareholder service fees, was 1.65% of net assets on an annualized basis.

See accompanying Notes to Consolidated Financial Statements.

CARLYLE TACTICAL PRIVATE CREDIT FUND
CONSOLIDATED FINANCIAL HIGHLIGHTS (Continued)

	Year Ended December 31,
CLASS I	2024	2023	2022	2021	2020
Per Share Operating Data
Net asset value, beginning of period	$8.52	$8.28	$9.06	$8.74	$9.31
Income (loss) from investment operations:
Net investment income (1)	0.82	0.88	0.71	0.59	0.73
Net realized and unrealized gain (loss)	0.07	0.24	(0.78)	0.38	(0.60)
Total from investment operations	0.89	1.12	(0.07)	0.97	0.13
Dividends and/or distributions to shareholders:
Dividends to shareholders	(0.86)	(0.88)	(0.71)	(0.65)	(0.70)
Total Dividends and/or distributions to shareholders:	(0.86)	(0.88)	(0.71)	(0.65)	(0.70)
Net asset value, end of period	$8.55	$8.52	$8.28	$9.06	$8.74
Total Return, at Net Asset Value (2)	10.80%	14.15%	(0.79)%	11.28%	2.13%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$871,370	$692,827	$421,046	$315,036	$155,533
Average net assets (in thousands)	$788,639	$494,441	$384,464	$226,255	$115,133
Ratios to average net assets (3):
Net investment income	9.56%	10.55%	8.31%	6.60%	8.67%
Total expenses	5.40%	6.16%	5.02%	4.32%	6.06%
Expenses after (recoupment of) waivers and reimbursements of expenses (4)	5.50%	6.32%	5.15%	4.14%	5.10%
Expenses, before waivers and reimbursements of expenses, excluding specific expenses listed below	1.64%	1.90%	1.87%	2.18%	2.96%
Interest expense and fees from borrowings	2.03%	2.36%	1.53%	0.67%	1.19%
Deal expense and incentive fees	1.73%	1.90%	1.63%	1.47%	1.91%
Portfolio turnover rate	11%	14%	21%	31%	37%
(1) Per share amounts calculated based on the average shares outstanding during the period.
(2) Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distribution or the redemption of fund shares.
(3) Annualized for periods less than one full year.
(4) For the period ended December 31, 2024, expenses after recoupment of waivers and reimbursements of expenses, excluding interest and fees from borrowings, distribution and shareholder service fees, was 1.74% of net assets on an annualized basis.

See accompanying Notes to Consolidated Financial Statements.

CARLYLE TACTICAL PRIVATE CREDIT FUND
CONSOLIDATED FINANCIAL HIGHLIGHTS (Continued)

	Year Ended December 31,
CLASS L	2024	2023	2022	2021	2020
Per Share Operating Data
Net asset value, beginning of period	$8.48	$8.24	$9.02	$8.70	$9.29
Income (loss) from investment operations:
Net investment income (1)	0.77	0.84	0.67	0.54	0.69
Net realized and unrealized gain (loss)	0.06	0.24	(0.78)	0.38	(0.62)
Total from investment operations	0.83	1.08	(0.11)	0.92	0.07
Dividends and/or distributions to shareholders:
Dividends to shareholders	(0.81)	(0.84)	(0.67)	(0.60)	(0.66)
Total Dividends and/or distributions to shareholders:	(0.81)	(0.84)	(0.67)	(0.60)	(0.66)
Net asset value, end of period	$8.50	$8.48	$8.24	$9.02	$8.70
Total Return, at Net Asset Value (2)	10.05%	13.76%	(1.49)%	10.62%	1.42%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$2,008	$1,953	$1,823	$569	$2,779
Average net assets (in thousands)	$1,984	$1,880	$1,489	$735	$2,438
Ratios to average net assets (3):
Net investment income	8.99%	10.09%	7.96%	6.02%	8.21%
Total expenses	5.90%	6.69%	5.78%	4.98%	6.57%
Expenses after (recoupment of) waivers and reimbursements of expenses (4)	6.08%	6.81%	5.88%	4.52%	5.63%
Expenses, before waivers and reimbursements of expenses, excluding specific expenses listed below	1.64%	1.89%	1.89%	2.46%	2.94%
Interest expense and fees from borrowings	2.03%	2.37%	1.65%	0.61%	1.21%
Distribution and shareholder service fees	0.50%	0.52%	0.58%	0.48%	0.50%
Deal expense and incentive fees	1.73%	1.91%	1.66%	1.43%	1.92%
Portfolio turnover rate	11%	14%	21%	31%	37%
(1) Per share amounts calculated based on the average shares outstanding during the period.
(2) Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distribution or the redemption of fund shares.
(3) Annualized for periods less than one full year.
(4) For the period ended December 31, 2024, expenses after recoupment of waivers and reimbursements of expenses, excluding interest and fees from borrowings, distribution and shareholder service fees, was 1.82% of net assets on an annualized basis.

See accompanying Notes to Consolidated Financial Statements.

CARLYLE TACTICAL PRIVATE CREDIT FUND
CONSOLIDATED FINANCIAL HIGHLIGHTS (Continued)

	Year Ended December 31,				Period Ended December 31, 2020 (1)
CLASS M	2024	2023	2022	2021
Per Share Operating Data
Net asset value, beginning of period	$8.52	$8.28	$9.07	$8.74	$7.74
Income (loss) from investment operations:
Net investment income (2)	0.76	0.83	0.67	0.53	0.38
Net realized and unrealized gain	0.07	0.24	(0.79)	0.38	1.12
Total from investment operations	0.83	1.07	(0.12)	0.91	1.50
Dividends and/or distributions to shareholders:
Dividends to shareholders	(0.80)	(0.83)	(0.67)	(0.58)	(0.50)
Total Dividends and/or distributions to shareholders:	(0.80)	(0.83)	(0.67)	(0.58)	(0.50)
Net asset value, end of period	$8.55	$8.52	$8.28	$9.07	$8.74
Total Return, at Net Asset Value (3)	9.96%	13.54%	(1.66)%	10.47%	19.75%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$240,572	$140,863	$62,816	$19,906	$4,704
Average net assets (in thousands)	$182,659	$91,772	$39,537	$11,904	$2,053
Ratios to average net assets (4):
Net investment income	8.88%	9.84%	7.94%	5.89%	7.10%
Total expenses	6.15%	6.91%	6.21%	5.18%	6.62%
Expenses after (recoupment of) waivers and reimbursements of expenses (5)	6.15%	6.96%	6.21%	4.93%	5.27%
Expenses, before waivers and reimbursements of expenses, excluding specific expenses listed below	1.65%	1.90%	1.97%	2.24%	3.35%
Interest expense and fees from borrowings	2.03%	2.35%	1.73%	0.70%	0.84%
Distribution and shareholder service fees	0.75%	0.76%	0.83%	0.75%	0.76%
Deal expense and incentive fees	1.72%	1.90%	1.68%	1.48%	1.67%
Portfolio turnover rate	11%	14%	21%	31%	37%
(1) For the period from May 15, 2020 (inception of offering) through December 31, 2020.
(2) Per share amounts calculated based on the average shares outstanding during the period.
(3) Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distribution or the redemption of fund shares.
(4) Annualized for periods less than one full year.
(5) For the period ended December 31, 2024, expenses after recoupment of waivers and reimbursements of expenses, excluding interest and fees from borrowings, distribution and shareholder service fees, was 1.64% of net assets on an annualized basis.

See accompanying Notes to Consolidated Financial Statements.

CARLYLE TACTICAL PRIVATE CREDIT FUND
CONSOLIDATED FINANCIAL HIGHLIGHTS (Continued)

	Year Ended December 31,
CLASS N	2024	2023	2022	2021	2020
Per Share Operating Data
Net asset value, beginning of period	$8.48	$8.24	$9.02	$8.70	$9.29
Income (loss) from investment operations:
Net investment income (2)	0.82	0.89	0.72	0.59	0.71
Net realized and unrealized gain (loss)	0.07	0.24	(0.78)	0.37	(0.60)
Total from investment operations	0.89	1.13	(0.06)	0.96	0.11
Dividends and/or distributions to shareholders:
Dividends to shareholders	(0.86)	(0.89)	(0.72)	(0.64)	(0.70)
Total Dividends and/or distributions to shareholders:	(0.86)	(0.89)	(0.72)	(0.64)	(0.70)
Net asset value, end of period	$8.51	$8.48	$8.24	$9.02	$8.70
Total Return, at Net Asset Value (3)	10.77%	14.42%	(0.80)%	11.32%	1.88%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$2,048,417	$1,431,371	$857,548	$511,836	$52,879
Average net assets (in thousands)	$1,736,581	$1,090,490	$774,235	$248,911	$16,166
Ratios to average net assets (4):
Net investment income	9.64%	10.63%	8.48%	6.65%	8.43%
Total expenses	5.40%	6.15%	5.05%	4.34%	5.68%
Expenses after (recoupment of) waivers and reimbursements of expenses (5)	5.40%	6.22%	5.02%	4.19%	4.79%
Expenses, before waivers and reimbursements of expenses, excluding specific expenses listed below	1.65%	1.89%	1.87%	2.15%	2.89%
Interest expense and fees from borrowings	2.03%	2.36%	1.54%	0.71%	0.98%
Deal expense and incentive fees	1.72%	1.90%	1.64%	1.49%	1.81%
Portfolio turnover rate	11%	14%	21%	31%	37%
(1) For the period from April 18, 2019 (inception of offering) through December 31, 2019.
(2) Per share amounts calculated based on the average shares outstanding during the period.
(3) Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distribution or the redemption of fund shares.
(4) Annualized for periods less than one full year.
(5) For the period ended December 31, 2024, expenses after recoupment of waivers and reimbursements of expenses, excluding interest and fees from borrowings, distribution and shareholder service fees, was 1.64% of net assets on an annualized basis.

See accompanying Notes to Consolidated Financial Statements.

CARLYLE TACTICAL PRIVATE CREDIT FUND
CONSOLIDATED FINANCIAL HIGHLIGHTS (Continued)

	Year Ended December 31,		Period Ended December 31, 2022 (1)
CLASS U	2024	2023
Per Share Operating Data
Net asset value, beginning of period	$8.53	$8.29	$8.53
Income (loss) from investment operations:
Net investment income (2)	0.76	0.82	0.25
Net realized and unrealized gain (loss)	0.07	0.24	(0.24)
Total from investment operations	0.83	1.06	0.01
Dividends and/or distributions to shareholders:
Dividends to shareholders	(0.80)	(0.82)	(0.25)
Total Dividends and/or distributions to shareholders:	(0.80)	(0.82)	(0.25)
Net asset value, end of period	$8.56	$8.53	$8.29
Total Return, at Net Asset Value (3)	9.96%	13.46%	0.17%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$602,082	$287,678	$11,604
Average net assets (in thousands)	$440,100	$104,553	$3,552
Ratios to average net assets (4):
Net investment income	8.87%	9.71%	8.82%
Total expenses	6.15%	6.87%	7.54%
Expenses after (recoupment of) waivers and reimbursements of expenses (5)	6.15%	6.88%	7.42%
Expenses, before waivers and reimbursements of expenses, excluding specific expenses listed below	1.65%	1.93%	2.56%
Interest expense and fees from borrowings	2.03%	2.31%	2.36%
Distribution and shareholder service fees	0.75%	0.75%	0.74%
Deal expense and incentive fees	1.72%	1.88%	1.88%
Portfolio turnover rate	11%	14%	21%
(1) For the period from September 1, 2022 (inception of offering) through December 31, 2022.
(2) Per share amounts calculated based on the average shares outstanding during the period.
(3) Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distribution or the redemption of fund shares.
(4) Annualized for periods less than one full year.
(5) For the period ended December 31, 2024, expenses after recoupment of waivers and reimbursements of expenses, excluding interest and fees from borrowings, distribution and shareholder service fees, was 1.65% of net assets on an annualized basis.

See accompanying Notes to Consolidated Financial Statements.

CARLYLE TACTICAL PRIVATE CREDIT FUND
CONSOLIDATED FINANCIAL HIGHLIGHTS (Continued)

	Year Ended December 31,
CLASS Y	2024	2023	2022	2021	2020
Per Share Operating Data
Net asset value, beginning of period	$8.49	$8.24	$9.02	$8.69	$9.27
Income (loss) from investment operations:
Net investment income (1)	0.77	0.87	0.68	0.56	0.71
Net realized and unrealized gain (loss)	0.06	0.25	(0.78)	0.39	(0.61)
Total from investment operations	0.83	1.12	(0.10)	0.95	0.10
Dividends and/or distributions to shareholders:
Dividends to shareholders	(0.81)	(0.87)	(0.68)	(0.62)	(0.68)
Total Dividends and/or distributions to shareholders:	(0.81)	(0.87)	(0.68)	(0.62)	(0.68)
Net asset value, end of period	$8.51	$8.49	$8.24	$9.02	$8.69
Total Return, at Net Asset Value (2)	10.16%	14.13%	(1.03)%	11.02%	1.65%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$374	$339	$442	$423	$9,344
Average net assets (in thousands)	$354	$367	$422	$1,585	$8,317
Ratios to average net assets (3):
Net investment income	9.08%	10.43%	7.98%	6.20%	8.49%
Total expenses	5.65%	6.41%	5.19%	4.87%	6.36%
Expenses after (recoupment of) waivers and reimbursements of expenses (4)	5.98%	6.48%	5.30%	4.22%	5.40%
Expenses, before waivers and reimbursements of expenses, excluding specific expenses listed below	1.64%	1.88%	1.85%	2.65%	2.96%
Interest expense and fees from borrowings	2.03%	2.37%	1.48%	0.59%	1.22%
Distribution and shareholder service fees	0.25%	0.25%	0.25%	0.23%	0.25%
Deal expense and incentive fees	1.73%	1.91%	1.62%	1.40%	1.93%
Portfolio turnover rate	11%	14%	21%	31%	37%
(1) Per share amounts calculated based on the average shares outstanding during the period.
(2) Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distribution or the redemption of fund shares.
(3) Annualized for periods less than one full year.
(4) For the period ended December 31, 2024, expenses after recoupment of waivers and reimbursements of expenses, excluding interest and fees from borrowings, distribution and shareholder service fees, was 1.97% of net assets on an annualized basis.

See accompanying Notes to Consolidated Financial Statements.

CARLYLE TACTICAL PRIVATE CREDIT FUND
CONSOLIDATED FINANCIAL HIGHLIGHTS (Continued)

Senior Securities
Class and Period Ended	Total Amount Outstanding Exclusive of Treasury Securities (1)	Asset Coverage Per Unit (2)	Involuntary Liquidating Preference Per Unit (3)	Average Market Value Per Unit (4)
Credit Facility (JPMorgan Chase Bank, National Association)
December 31, 2024	$564,069,415	$9,015	—	N/A
December 31, 2023	326,492,495	10,439	—	N/A
December 31, 2022	315,344,374	6,420	—	N/A
December 31, 2021	274,770,951	4,206	—	N/A
Credit Facility (Société Generale / HSBC)
December 31, 2020	$73,702,363	$4,124	—	N/A
December 31, 2019	47,611,025	3,522	—	N/A
Credit Facility (Société Generale)
December 31, 2018	$30,600,000	$3,809	—	N/A
Mandatory Redeemable Preferred Shares*
December 31, 2024	$650,000,000	$106.23	$25.00	N/A
December 31, 2023	400,000,000	117.29	25.00	N/A
December 31, 2022	300,000,000	82.25	25.00	N/A
Note-on-Note Loan (Axos Bank)+
December 31, 2024	$15,399,484	$9,015	—	N/A

* There were no mandatory redeemable preferred shares outstanding as of December 31, 2021, December 31, 2020, December 31, 2019 and December 31, 2018.
+ There were no note-on-note loans outstanding as of December 31, 2023, December 31, 2022, December 31, 2021, December 31, 2020, December 31, 2019 and December 31, 2018.
(1) Total amount of each class of senior securities outstanding at principal value at the end of the period presented.
(2) The asset coverage ratio for a class of senior securities representing indebtedness is calculated as our consolidated total assets, less all liabilities and indebtedness not represented by senior securities, divided by total senior securities representing indebtedness as calculated separately for each of the Preferred Shares and the applicable borrowings in accordance with Section 18(h) of the 1940 Act. With respect to the Preferred Shares, the asset coverage per unit figure is expressed in terms of dollar amounts per share of outstanding Preferred Shares (based on a per share liquidation preference of $25). With respect to the credit facilities and note-on-note loans, the asset coverage ratio is multiplied by $1,000 to determine the “Asset Coverage Per Unit”.
(3) The amount to which such class of senior security would be entitled upon our involuntary liquidation in preference to any security junior to it. The “—” in this column indicates that the SEC expressly does not require this information to be disclosed for certain types of senior securities.
(4) Not applicable to senior securities outstanding as of period end.

CARLYLE TACTICAL PRIVATE CREDIT FUND
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
As of December 31, 2024

1. ORGANIZATION
Carlyle Tactical Private Credit Fund (together with its consolidated subsidiaries, the “Fund”) is a Delaware statutory trust formed on December 13, 2017, and structured as an externally managed, diversified, closed-end investment company. The Fund is managed by its Adviser, Carlyle Global Credit Investment Management L.L.C. (“CGCIM” or the “Adviser”). Carlyle Global Credit Administration L.L.C. (the “Administrator”) provides the administrative services necessary for the Fund to operate. Both the Adviser and the Administrator are wholly owned subsidiaries of Carlyle Investment Management L.L.C. The Fund is registered under the Investment Company Act of 1940, as amended (together with the rules and regulations promulgated thereunder, the “Investment Company Act”), and operates as an interval fund. In addition, the Fund has elected to be treated, and intends to continue to comply with the requirements to qualify annually, as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (together with the rules and regulations promulgated thereunder, the “Code”). The Fund engages in a continuous offering of shares and will offer to make quarterly repurchases of shares at net asset value.
On June 4, 2018 (Commencement of Operations), the Fund completed its initial offering of shares of beneficial interest and subsequently commenced substantial investment operations. Effective November 4, 2019, the Fund changed its name from “OFI Carlyle Private Credit Fund” to “Carlyle Tactical Private Credit Fund.” Prior to October 24, 2019, the Fund’s Adviser was OC Private Capital, LLC, a joint venture between an affiliate of Invesco Ltd. and Carlyle Investment Management L.L.C., the parent company of CGCIM.
OCPC Credit Facility SPV LLC (the “OCPC SPV”) is a Delaware limited liability company that was formed on March 11, 2018. The OCPC SPV is a wholly owned subsidiary of the Fund and is consolidated in these consolidated financial statements commencing from the date of its formation. As of December 31, 2024, the Fund’s net assets were $3,994,545,371, of which, $2,423,270,804 or 61%, are represented by the OCPC SPV’s net assets.
CTAC Bedford Lender, LLC (“CTAC Bedford”) is a Delaware limited liability company that was formed on February 6, 2024. CTAC Bedford is a wholly owned subsidiary of the Fund and is consolidated in these consolidated financial statements commencing from the date of its formation. As of December 31, 2024, the net assets of CTAC Bedford were $7,593,153, which represents 0.2% of the Fund’s total net assets. See Note 7, Borrowings, for more information related to the activities of CTAC Bedford.
CTAC Barracuda SPV LLC (the “Barracuda SPV”) is a Delaware limited liability company that was formed on October 18, 2024. Barracuda SPV is a wholly owned subsidiary of the Fund and is consolidated in these consolidated financial statements commencing from the date of its formation. As of December 31, 2024, the Barracuda SPV had not yet commenced operations and therefore had no net assets. See Note 14, Subsequent Events, for more details.
The Fund’s investment objective is to produce current income. The Fund seeks to achieve its investment objective by opportunistically allocating its assets across a wide range of credit strategies. Under normal circumstances, the Fund will invest at least 80% of its assets in private credit instruments. The Fund will opportunistically allocate its investments in private credit instruments across any number of the following credit strategies: (a) liquid credit (including broadly syndicated loans); (b) direct lending (including first lien loans, second lien loans, unitranche loans and mezzanine debt); (c) opportunistic credit; (d) structured credit (including collateralized loan obligations, or “CLOs”); and (e) real assets credit (including infrastructure, aviation and real estate). To a lesser extent, the Fund also may invest in special situations, including structured equity, stressed credit and opportunities arising due to market dislocation. The Fund may invest in additional strategies in the future as opportunities in different strategies present. While some of the loans in which the Fund will invest pursuant to the foregoing may be secured, the Fund may also invest in debt and equity securities that are either unsecured and subordinated to substantial amounts of senior indebtedness, or a significant portion of which may be unsecured. The Fund normally will invest in a number of different countries. There is no minimum or maximum limit on the amount of the Fund’s assets that may be invested in non-U.S. securities. The Fund’s portfolio composition is expected to change over time as the Adviser’s view changes on, among other things, the economic and credit environment (including with respect to interest rates) in which the Fund is operating.

CARLYLE TACTICAL PRIVATE CREDIT FUND
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

The Fund may invest a substantial portion of its assets in loans to companies whose debt, if rated, is rated below investment grade, and, if not rated, would likely be rated below investment grade if it were rated (that is, below BBB- or Baa3, which is often referred to as “high yield” or “junk”). Exposure to below investment grade instruments involves certain risks, including speculation with respect to the borrower’s capacity to pay interest and repay principal.
To qualify as a RIC, the Fund must, among other things, meet certain source-of-income and asset diversification requirements and timely distribute to its shareholders generally at least 90% of its investment company taxable income, as defined by the Code, for each year. Pursuant to this election, the Fund generally does not have to pay corporate level taxes on any income that it distributes to shareholders, provided that the Fund satisfies those requirements.
Foreside Fund Services, LLC (the “Distributor”) serves as the Fund’s principal underwriter and the distributor of the Fund’s shares. The Fund offers Class A, Class I, Class L, Class M, Class N, Class U, and Class Y shares. During the reporting period, the Fund’s shares were offered for sale on a daily basis for all of its share classes. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications directly attributable to that class. Class A, L, M, U and Y have separate distribution and/or service plans under which they pay fees. Class I and Class N do not pay such fees. The sales load payable by each investor depends upon the amount invested by the investor in the Fund, but may range from 0.00% to 3.50%.
2. SIGNIFICANT ACCOUNTING POLICIES
Basis of Presentation
The consolidated financial statements have been prepared on the accrual basis of accounting in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”). The Fund is an investment company for the purposes of accounting and financial reporting in accordance with Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, Financial Services—Investment Companies (“ASC 946”). The consolidated financial statements include the accounts of the Fund and its wholly owned subsidiaries, the OCPC SPV, Barracuda SPV, and CTAC Bedford. All significant intercompany balances and transactions have been eliminated. U.S. GAAP for an investment company requires investments to be recorded at fair value. The carrying value for all other assets and liabilities approximates their fair value.
The audited financial statements have been prepared in accordance with U.S. GAAP for annual financial information and pursuant to the requirements for reporting on Form N-CSR under Rule 30e-1 under the Investment Company Act (17 CFR 270 30e-1) and Article 6 of Regulation S-X. In the opinion of management, all adjustments considered necessary for the fair presentation of consolidated financial statements for the years presented have been included. These adjustments are of a normal, recurring nature.
Allocation of Income, Expenses, Gains and Losses
Income, expenses (other than those attributable to a specific class), gains and losses are allocated to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.
Class-specific expenses such as distribution and service plan fees, transfer and shareholder servicing fees, and shareholder communications expenses are broken out by class in the Consolidated Statement of Operations.
Use of Estimates
The preparation of consolidated financial statements in conformity with U.S. GAAP requires management to make assumptions and estimates that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Management’s estimates are based on historical experiences and other factors, including expectations of future events that management believes to be reasonable under the circumstances. It also requires management to exercise judgment in the process of applying the Fund’s accounting policies. Assumptions and estimates regarding the valuation of investments and their resulting impact on base management and incentive fees involve a

CARLYLE TACTICAL PRIVATE CREDIT FUND
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

higher degree of judgment and complexity and these assumptions and estimates may be significant to the consolidated financial statements. Actual results could differ from these estimates and such differences could be material.
Investments
Investment transactions are recorded as of the applicable trade date. Realized gains or losses are measured by the difference between the net proceeds from the repayment or sale and the amortized cost basis of the investment using the specific identification method without regard to unrealized appreciation or depreciation previously recognized, and includes investments charged off during the period, net of recoveries. Net change in unrealized appreciation or depreciation on investments as presented in the accompanying Consolidated Statement of Operations reflects the net change in the fair value of investments, including the reversal of previously recorded unrealized appreciation or depreciation when gains or losses are realized. See Note 3, Fair Value Measurements, for further information about fair value measurements.
Derivative Instruments
ASC Topic 815, Derivatives and Hedging, establishes accounting and reporting standards for derivative instruments and hedging activities. From time to time, the Fund may directly or indirectly, use various derivative instruments including, but not limited to, options contracts, futures contracts, forward contracts, options on futures contracts, indexed securities, credit default swaps, interest rate swaps and other swap agreements primarily for hedging and risk management purposes. The Fund recognizes all derivative instruments as assets or liabilities at fair value in its consolidated financial statements. For derivative instruments designated in a hedge accounting relationship, the entire change in the fair value of the hedging instrument will be recorded in the same line item of the Consolidated Statements of Operations as the hedged item. See Note 4, Derivative Instruments, for further information about the Fund’s use and designation of derivative instruments.
Offsetting of assets and liabilities
The Fund presents over-the-counter (“OTC”) derivatives that are executed with the same counterparty under the same master netting agreement on a net basis when the criteria for the right of offset are met. The Fund has elected to offset fair value amounts recognized for cash collateral receivables and/or payables and fair value amounts recognized for derivative positions executed with the same counterparty under the same master netting arrangement. See Note 4, Derivative Instruments, for amounts recognized for cash collateral receivables and/or payables that have been offset against net derivative positions and amounts under master netting arrangements that have not been offset against net derivative positions, if applicable.
Cash, Cash Equivalents and Restricted Cash
Cash, cash equivalents and restricted cash consist of demand deposits and highly liquid investments (e.g., money market funds and U.S. Treasury notes) with original maturities of three months or less. Cash equivalents are carried at amortized cost, which approximates fair value. Restricted cash includes cash held on deposit in cash collateral accounts that serve as collateral for the borrowings under the credit facility and would be applied to the amounts owed under the credit facility in an event of default (See Note 7, Borrowings). As of December 31, 2024, the Fund had a restricted cash balance of $39,924,217 which represents amounts that are collected by trustees who have been appointed as custodians of the assets securing certain of the Fund's financing transactions, and held for payment of interest expense and principal on the outstanding borrowings, or reinvestment into new assets. The Fund’s cash, cash equivalents and restricted cash are held at one or more large financial institutions and cash held in such financial institutions may, at times, exceed the Federal Deposit Insurance Corporation insured limit.
Revenue Recognition
Interest from Investments
Interest income is recorded on an accrual basis and includes the accretion of discounts and amortization of premiums. Discounts from and premiums to par value on debt investments purchased are accreted/amortized into interest income over the life of the respective security using the effective interest method. The amortized cost of debt

CARLYLE TACTICAL PRIVATE CREDIT FUND
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

investments represents the original cost, including origination fees and upfront fees received that are deemed to be an adjustment to yield, adjusted for the accretion of discounts and amortization of premiums, if any.
The Fund has loans in its portfolio that contain payment-in-kind (“PIK”) provisions. PIK represents interest that is accrued and recorded as interest income at the contractual rates, increases the loan principal on the respective capitalization dates, and is generally due at maturity. As of December 31, 2024, the fair value of the fixed income debt securities in the portfolio with PIK provisions was $733,326,065, which represents approximately 14.5% of the total investments at fair value. For the year ended December 31, 2024, the Fund earned $46,606,155 in PIK interest income, which is included in PIK interest income in the Consolidated Statement of Operations.
The Fund has loans in its portfolio that are first lien/last out loans. The Fund may receive additional interest and/or discount from an agreement with other lenders on such positions and includes such income, calculated in accordance with the effective interest rate method, as interest income in the Consolidated Statement of Operations.
CLO equity investments and ABS residual equity investments recognize investment income by utilizing an effective interest methodology based upon an effective yield to maturity utilizing projected cash flow, as required by ASC Topic 325-40, Beneficial Interest in Securitized Financial Assets.
Dividend Income
Dividend income on preferred equity securities is recorded on an accrual basis to the extent that such amounts are expected to be collected. Dividend income on common equity securities, if any, is recorded on the record date for private portfolio companies or on the ex-dividend date for publicly-traded companies. As of December 31, 2024, the fair value of the preferred stock securities in the portfolio with PIK provisions was $146,585,720, which represents approximately 2.9% of the total investments at fair value. For the year ended December 31, 2024, the Fund earned $15,620,379 in PIK dividends, which is included in PIK dividends in the Consolidated Statement of Operations.
Other Income
Other income may include income such as consent, waiver, amendment, unused, syndication, arranger and prepayment fees associated with the Fund’s investment activities. Such fees are recognized as income when earned or the services are rendered. The Fund may receive fees for guaranteeing the outstanding debt of a portfolio company. Such fees are amortized into other income over the life of the guarantee. The unamortized amount, if any, is included in other assets in the accompanying Consolidated Statement of Assets and Liabilities.
Non-Accrual Income
Loans are generally placed on non-accrual status when principal or interest payments are past due or when there is reasonable doubt that principal or interest will be collected in full. Accrued and unpaid interest is generally reversed when a loan is placed on non-accrual status. Interest payments received on non-accrual loans may be recognized as income or applied to the cost basis depending upon management’s judgment regarding collectability. Non-accrual loans are restored to accrual status when past due principal and interest are current or there is no longer any reasonable doubt that such principal or interest will be collected in full and, in management’s judgment, are likely to remain current. Management may determine not to place a loan on non-accrual status if the loan has sufficient collateral value and is in the process of collection. As of December 31, 2024, the fair value of the loans in the portfolio on non-accrual status was $16,531,696.
Borrowing Related Costs, Expenses and Deferred Financing Costs (See Note 7, Borrowings)
On May 5, 2021, the OCPC SPV closed on a loan and security agreement with JPMorgan Chase Bank (the “JPM Credit Facility”), which was subsequently amended to increase the commitment. The agreement provides the OCPC SPV with an asset-backed credit facility.
On March 5, 2024, CTAC Bedford entered into a loan and security agreement with Axos Bank (the “Axos Note-on-Note Loan”) to deploy note-on-note financing for the Fund’s investment in Bedford Beverly B, LLC.

CARLYLE TACTICAL PRIVATE CREDIT FUND
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

Interest expense, unused commitment fees, and administration fees on the credit facilities and loans are recorded on an accrual basis. Unused commitment fees and administration fees are included in interest expense and fees on borrowings in the accompanying Consolidated Statement of Operations.
The JPM Credit Facility and Axos Note-On-Note Loan are recorded at carrying value, which approximates fair value.
Mandatory Redeemable Preferred Shares (See Note 8, Mandatory Redeemable Preferred Shares)
The Fund authorized and issued eight series of Mandatory Redeemable Preferred Shares (“MRP Shares”) on various dates from 2022 to 2024. The Fund carries its MRP Shares at amortized cost, including hedge basis adjustments, and such shares are included as a liability in the Consolidated Statement of Assets and Liabilities.
Dividends to holders of MRP Shares are accrued daily. Issuance costs on the MRP Shares are amortized over the life of the respective MRP Shares.
Distribution and Shareholder Service Plan Fees
Distribution and Shareholders Service Plan Fees consist primarily of fees and expenses incurred in connection with the offering of shares, including legal, underwriting, printing and other costs, as well as costs associated with the preparation and filing of applicable registration statements. Distribution and Shareholder Service Plan Fees are charged against equity when incurred. The Fund offers its shares on a continual basis through the Distributor. Fees can be up to 0.75% of a class’s average monthly net assets. The fees are included in the distribution and service plan fees in the Consolidated Statement of Operations.
Transfer Agent Fees
Transfer Agent Fees consist primarily of fees and expenses incurred in connection with electronic processing of client orders, fund transfers between clients and the Fund, client maintenance and documentation. The Fund pays the Transfer Agent a fee based on various factors, including number of accounts and filings. SS&C GIDS, Inc. (the “Transfer Agent”) serves as the transfer agent for the Fund. The Fund has entered into arrangements with one or more financial intermediaries to provide sub-transfer agency and other services associated with shareholders whose shares are held of record in omnibus accounts. In return for these services, the Fund pays sub-transfer agency fees to such financial intermediaries. Fees incurred with respect to these services are included in transfer and shareholder servicing agent fees in the Consolidated Statement of Operations.
Income Taxes
For federal income tax purposes, the Fund has elected to be treated as a RIC under the Code, and intends to make the required distributions to its shareholders as specified therein. In order to qualify as a RIC, the Fund must meet certain minimum distribution, source-of-income and asset diversification requirements. If such requirements are met, then the Fund is generally required to pay income taxes only on the portion of its taxable income and gains it does not distribute.
The minimum distribution requirements applicable to RICs require the Fund to distribute to its shareholders at least 90% of its investment company taxable income (“ICTI”), as defined by the Code, each year (the “Annual Distribution Requirement”). ICTI includes non-cash income such as PIK income. Depending on the level of ICTI earned in a tax year, the Fund may choose to carry forward ICTI in excess of current year distributions into the next tax year. Any such carryover ICTI must be distributed before the end of that next tax year through a dividend declared prior to filing the final tax return related to the year which generated such ICTI.
In addition, based on the excise distribution requirements, the Fund is subject to a 4% nondeductible federal excise tax on undistributed income unless the Fund distributes in a timely manner an amount at least equal to the sum of (1) 98% of its ordinary income for each calendar year, (2) 98.2% of capital gain net income (both long-term and short-term) for the one-year period ending October 31 in that calendar year and (3) any income realized, but not distributed, in the preceding year. For this purpose, however, any ordinary income or capital gain net income retained by the Fund

CARLYLE TACTICAL PRIVATE CREDIT FUND
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

that is subject to corporate income tax is considered to have been distributed. The Fund intends to make sufficient distributions each taxable year to satisfy the excise distribution requirements as reasonably practicable.
The Fund evaluates tax positions taken or expected to be taken in the course of preparing its consolidated financial statements to determine whether the tax positions are “more-likely than not” to be sustained by the applicable tax authority. The OCPC SPV, Barracuda SPV, and CTAC Bedford are disregarded entities for tax purposes and are consolidated with the tax return of the Fund. All penalties and interest associated with income taxes, if any, are included in income tax expense.
Due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.
Dividends and Distributions to Shareholders of Beneficial Interest
To the extent that the Fund has taxable income available, the Fund intends to make quarterly distributions to its common shareholders. Estimated dividends and distributions to shareholders of beneficial interest will accrue daily based on the day’s income and expense activity. Dividends and distributions to shareholders of beneficial interest are recorded on the record date executed at the pre-dividend reinvestment program NAV per share. The amount to be distributed is determined by the Board of Trustees each quarter and is generally based upon the taxable earnings estimated by management and available cash. Net realized capital gains, if any, are generally distributed at least annually, although the Fund may decide to retain such capital gains for investment.
The Fund has an “opt out” dividend reinvestment plan that provides for reinvestment of dividends and other distributions on behalf of the shareholder, other than those shareholders who have “opted out” of the plan. As a result of adopting the plan, if the Board of Trustees authorizes, and the Fund declares, a cash dividend or distribution, the shareholders who have not elected to “opt out” of the dividend reinvestment plan will have their cash dividends or distributions automatically reinvested in additional shares of the Fund’s shares of beneficial interest, rather than receiving cash. Each registered shareholder may elect to have such shareholder’s dividends and distributions distributed in cash rather than participate in the plan. For any registered shareholder that does not so elect, distributions on such shareholder’s shares will be reinvested by the Transfer Agent, the Fund’s plan administrator, in additional shares. The number of shares to be issued to the shareholder will be determined based on the total dollar amount of the cash distribution payable, net of applicable withholding taxes.
Functional Currency
The functional currency of the Fund is the U.S. Dollar. Investments are generally made in the local currency of the country in which the investments are domiciled and are translated into U.S. Dollars with foreign currency remeasurement gains or losses recorded within net change in unrealized appreciation (depreciation) on investments in the accompanying Consolidated Statement of Operations. Foreign currency remeasurement gains and losses on non-investment assets and liabilities are separately reflected in the accompanying Consolidated Statement of Operations.
Commitments and Contingencies
ASC Topic 440, Commitments (“ASC 440”)¸ and ASC Topic 450, Loss Contingencies (“ASC 450”), establish accounting and reporting standards for certain commitments and contingencies, respectively. In accordance with ASC 440, material commitments, if any, are disclosed in the accompanying consolidated financial statements (see Note 9, Commitments and Contingencies). A liability is only recorded by the Fund for a commitment if a triggering event occurs which satisfies liability recognition criteria. Liabilities for loss contingencies are recorded when it is probable that a liability has been incurred and can be reasonably estimated.
Recent Accounting Standards Updates
In November 2023, the FASB issued ASU 2023-07, Segment Reporting (Topic 280), which improves reportable segment disclosure requirements, primarily through enhanced disclosures about significant segment expenses. ASU 2023-07 is effective for fiscal years beginning after December 15, 2023 and interim periods within fiscal years beginning after December 15, 2024. The Fund has adopted ASU 2023-07 effective December 31,2024 and

CARLYLE TACTICAL PRIVATE CREDIT FUND
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

concluded that the application of this guidance did not have any material impact on its consolidated financial statements. Refer to Note 11, Segment Reporting, to these consolidated financial statements for further information.
3. FAIR VALUE MEASUREMENTS
The Fund applies fair value accounting in accordance with the terms of FASB ASC Topic 820, Fair Value Measurement (“ASC 820”). ASC 820 defines fair value as the amount that would be exchanged to sell an asset or transfer a liability in an orderly transfer between market participants at the measurement date. The Fund values securities/instruments traded in active markets on the measurement date by multiplying the bid price of such traded securities/instruments by the quantity of shares or amount of the instrument held. The Fund may also obtain quotes with respect to certain of its investments, such as its securities/instruments traded in active markets and its liquid securities/instruments that are not traded in active markets, from pricing services, brokers, or counterparties (i.e., “consensus pricing”). When doing so, the Adviser determines whether the quote obtained is sufficient according to U.S. GAAP to determine the fair value of the security. The Fund may use the quote obtained or alternative pricing sources may be utilized including valuation techniques typically utilized for illiquid securities/instruments.
The Board of Trustees has designated the Adviser as the Fund’s valuation designee for purposes of Rule 2a-5 under the Investment Company Act to perform the fair value determination of all of the Fund’s assets in accordance with the terms of ASC 820. Securities/instruments that are illiquid or for which the pricing source does not provide a valuation or methodology or provides a valuation or methodology that, in the judgment of the Adviser, does not represent fair value shall each be valued as of the measurement date using all techniques appropriate under the circumstances and for which sufficient data is available. These valuation techniques may vary by investment and include comparable public market valuations, comparable precedent transaction valuations and/or discounted cash flow analyses. The Adviser engages third-party valuation firms to provide independent prices on securities/instruments that are illiquid or for which the pricing source does not provide a valuation. The Adviser’s Valuation Committee (the “Valuation Committee”) reviews the assessments of the third-party valuation firms and provides any recommendations with respect to changes to the fair value of each investment in the portfolio and approves the fair value of each investment in the portfolio in good faith based on the input of the third-party valuation firms. If the Adviser reasonably believes a valuation from an independent valuation firm or pricing vendor is inaccurate or unreliable, the Valuation Committee will consider an “override” of the particular valuation. The Valuation Committee will consider all available information at its disposal prior to making a valuation determination.
All factors that might materially impact the value of an investment are considered, including, but not limited to the assessment of the following factors, as relevant:
•the nature and realizable value of any collateral;
•call features, put features and other relevant terms of debt;
•the portfolio company’s leverage and ability to make payments;
•the portfolio company’s public or private credit rating;
•the portfolio company’s actual and expected earnings and discounted cash flow;
•prevailing interest rates and spreads for similar securities and expected volatility in future interest rates;
•the markets in which the portfolio company does business and recent economic and/or market events; and
•comparisons to comparable transactions and publicly traded securities.
Investment performance data utilized are the most recently available financial statements and compliance certificate received from the portfolio companies as of the measurement date which in many cases may reflect a lag in information.
Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Fund’s investments may fluctuate from period to period. Because of the inherent uncertainty of valuation, these estimated values may differ significantly from the values that would have been reported had a ready market for the investments existed, and it is reasonably possible that the difference could be material.

CARLYLE TACTICAL PRIVATE CREDIT FUND
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

In addition, changes in the market environment and other events that may occur over the life of the investments may cause the realized gains or losses on investments to be different from the net change in unrealized appreciation or depreciation currently reflected in the consolidated financial statements as of December 31, 2024.
U.S. GAAP establishes a hierarchical disclosure framework which ranks the level of observability of market price inputs used in measuring investments at fair value. The observability of inputs is impacted by a number of factors, including the type of investment and the characteristics specific to the investment and state of the marketplace, including the existence and transparency of transactions between market participants. Investments with readily available quoted prices or for which fair value can be measured from quoted prices in active markets generally have a higher degree of market price observability and a lesser degree of judgment applied in determining fair value.
Investments measured and reported at fair value are classified and disclosed based on the observability of inputs used in determination of fair values, as follows:
•Level 1—inputs to the valuation methodology are quoted prices available in active markets for identical investments as of the reporting date. Financial instruments in this category generally include unrestricted securities, including equities and derivatives, listed in active markets. The Adviser does not adjust the quoted price for these investments, even in situations where the Fund holds a large position and a sale could reasonably impact the quoted price.
•Level 2—inputs to the valuation methodology are either directly or indirectly observable as of the reporting date and are those other than quoted prices in active markets. Financial instruments in this category generally include less liquid and restricted securities listed in active markets, securities traded in other than active markets, government and agency securities, and certain over-the-counter derivatives where the fair value is based on observable inputs.
•Level 3—inputs to the valuation methodology are unobservable and significant to overall fair value measurement. The inputs into the determination of fair value require significant management judgment or estimation. Financial instruments in this category generally include investments in privately-held entities, collateralized loan obligations, and certain over-the-counter derivatives where the fair value is based on unobservable inputs.
In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the overall fair value measurement. The Adviser’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment.
Transfers between levels, if any, are recognized at the beginning of the period in which the transfers occur. During the year ended December 31, 2024, there were transfers of $29,540,503 into Level 3 and transfers of $22,166,796 out of Level 3. Transfers into and out of Level 3 were primarily due to decreased or increased price transparency, respectively, and are based on the Fund’s policy to determine the fair value hierarchy utilizing available quoted prices in active markets, the bid-ask spread and the liquidity of the investment.

CARLYLE TACTICAL PRIVATE CREDIT FUND
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

The following table summarizes the Fund’s investments measured at fair value on a recurring basis by the above fair value hierarchy levels as of December 31, 2024:

	As of December 31, 2024
	Level 1	Level 2	Level 3	Total
Assets
Corporate Loans
First Lien Debt	$—	$622,193,644	$2,614,482,660	$3,236,676,304
Second Lien Debt	—	8,647,801	153,855,316	162,503,117
Collateralized Loan Obligations	—	—	869,948,916	869,948,916
Asset-Backed Securities	—	—	267,482,113	267,482,113
Common Stock	9,938	—	85,795,406	85,805,344
Corporate Bonds
Secured	—	40,029,387	166,656,556	206,685,943
Unsecured	—	11,856,823	59,990,656	71,847,479
Preferred Stock	—	—	148,108,549	148,108,549
Warrants	—	—	15,548,431	15,548,431
Money Market Funds	—	—	—	—
Total Investments, at Fair Value	$9,938	$682,727,655	$4,381,868,603	$5,064,606,196
Interest Rate Swaps	$—	$(2,028,268)	$—	$(2,028,268)
Forward Foreign Currency Contracts	—	19,144,247	—	19,144,247

CARLYLE TACTICAL PRIVATE CREDIT FUND
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

The changes in the Fund’s investments at fair value for which the Fund has used Level 3 inputs to determine fair value and net change in unrealized appreciation (depreciation) included in earnings for Level 3 investments still held are as follows:

	For the Year Ended December 31, 2024
	Corporate Loans		Corporate Bonds		Collateralized Loan Obligations	Asset-Backed Securities	Preferred Stock	Common Stock	Warrants	Total
	First Lien Debt	Second Lien Debt	Secured	Unsecured
Balance, beginning of period	$1,355,421,715	$198,981,031	$156,658,151	$57,009,230	$615,794,457	$70,596,216	$127,726,059	$8,966,565	$5,230,275	$2,596,383,699
Purchases	1,538,381,684	39,651,296	47,249,870	3,356,127	440,528,221	253,500,659	89,923,102	74,834,427	8,613,220	2,496,038,606
Sales and paydowns	(263,087,346)	(74,910,676)	(35,059,005)	(113,132)	(203,813,051)	(31,686,315)	(60,032,218)	(154,188)	—	(668,855,931)
Accretion of discount (premium)	8,855,368	904,030	172,869	218,506	1,968,466	41,637	875,510	—	—	13,036,386
Net realized gains (losses)	(21,729,713)	(654,634)	(54,766)	127,267	4,280,500	—	471,850	(939,606)	—	(18,499,102)
Net change in unrealized appreciation (depreciation)	(13,806,474)	(7,042,012)	(2,310,563)	(607,342)	11,190,323	(24,970,084)	(10,855,754)	3,088,208	1,704,936	(43,608,762)
Transfers into Level 3	28,176,913	1,363,590	—	—	—	—	—	—	—	29,540,503
Transfers out of Level 3	(17,729,487)	(4,437,309)	—	—	—	—	—	—	—	(22,166,796)
Balance, end of period	$2,614,482,660	$153,855,316	$166,656,556	$59,990,656	$869,948,916	$267,482,113	$148,108,549	$85,795,406	$15,548,431	$4,381,868,603
Net change in unrealized appreciation (depreciation) included in earnings related to investments still held at the reporting date	$(24,391,313)	$(3,372,497)	$(2,318,391)	$(607,342)	$11,463,735	$(5,266,360)	$(6,683,486)	$351,790	$1,704,936	$(29,118,928)

CARLYLE TACTICAL PRIVATE CREDIT FUND
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

The Fund generally uses the following framework when determining the fair value of investments that are categorized as Level 3:
Investments in debt securities are initially evaluated to determine whether the enterprise value of the portfolio company is greater than the applicable debt. The enterprise value of the portfolio company is estimated using a market approach and an income approach. The market approach utilizes market value (EBITDA) multiples of publicly traded comparable companies and available precedent sales transactions of comparable companies. The Fund carefully considers numerous factors when selecting the appropriate companies whose multiples are used to value its portfolio companies. These factors include, but are not limited to, the type of organization, similarity to the business being valued, relevant risk factors, as well as size, profitability and growth expectations. The income approach typically uses a discounted cash flow analysis of the portfolio company.
Investments in debt securities that do not have sufficient coverage through the enterprise value analysis are valued using an asset approach, which is based on an expected probability of default and discount recovery analysis.
Investments in debt securities with sufficient coverage through the enterprise value analysis are generally valued using a discounted cash flow analysis of the underlying security. Projected cash flows in the discounted cash flow typically represent the relevant security’s contractual interest, fees and principal payments plus the assumption of full principal recovery at the security’s expected maturity date. The discount rate to be used is determined using market-based methodologies. Investments in debt securities may also be valued using consensus pricing.
The fair value of CLOs is estimated based on various valuation models from third-party pricing services. Those analyses consider the current trading activity, position size, liquidity, current financial condition of the CLOs, the third-party financing environment, reinvestment rates, recovery lags, discount rates, and default forecasts. The Fund corroborates quotations from pricing services either with other available pricing data and subsequent or recent trading information. These securities are classified as Level 3.
The fair value of ABS is generally valued by third-party pricing services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. These securities are classified as Level 3.
Investments in equities are generally valued using an income approach, market approach, and/or consensus pricing. The income approach typically uses a discounted cash flow analysis of the portfolio company. The market approach utilizes EBITDA multiples of publicly traded comparable companies and available precedent sales transactions of comparable companies.

CARLYLE TACTICAL PRIVATE CREDIT FUND
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

The following table summarizes the quantitative information related to the significant unobservable inputs for Level 3 instruments which are carried at fair value as of December 31, 2024:

	Fair Value as of December 31, 2024	Valuation Techniques	Significant Unobservable Inputs	Range		Weighted Average	Impact to Valuation from Increase in Input
				Low	High
Corporate Loans
First Lien Debt	$2,205,677,691	Income Approach	Discount Rate	4.0%	21.6%	11.2%	Lower
	380,924,117	Consensus Pricing	Indicative Quotes	5.00	101.13	96.06	Higher
	27,880,852	Market Approach	Comparable Multiple	8.80x	11.30x	8.92x	Higher
Second Lien Debt	133,686,672	Income Approach	Discount Rate	10.4%	17.8%	14.4%	Lower
	17,461,878	Consensus Pricing	Indicative Quotes	88.33	99.75	97.47	Higher
	2,706,766	Asset Approach	N/A	—	—	—	N/A
Corporate Bonds
Secured	158,576,256	Income Approach	Discount Rate	7.8%	48.9%	10.9%	Lower
	8,080,300	Consensus Pricing	Indicative Quotes	98.75	98.75	98.75	Higher
Unsecured	59,990,656	Income Approach	Discount Rate	8.9%	12.3%	10.4%	Lower
Collateralized Loan Obligations	869,948,916	Consensus Pricing	Indicative Quotes	1.68	103.91	96.23	Higher
Asset-Backed Securities	135,591,892	Income Approach	Discount Rate	6.6%	32.2%	10.7%	Lower
	131,890,221	Consensus Pricing	Indicative Quotes	99.98	77,847.05	23,987.64	Higher
Preferred Stock	106,697,032	Income Approach	Discount Rate	12.3%	20.0%	14.5%	Lower
	33,807,200	Recent Transaction	Transaction Price	100.0%	100.0%	100.0%	Higher
	7,604,317	Market Approach	Comparable Multiple	9.00x	13.74x	12.75x	Higher
Common Stock	76,868,505	Income Approach	Discount Rate	9.0%	21.5%	21.5%	Lower
	8,926,901	Market Approach	Comparable Multiple	3.34x	21.26x	8.20x	Higher
Warrants	7,493,932	Market Approach	Comparable Multiple	7.69x	15.25x	11.33x	Higher
	8,054,499	Recent Transaction	Transaction Price	100.0%	100.0%	100.0%	Higher
Total Level 3 Investments	$4,381,868,603
Net Asset Value Valuation
The Fund calculates per share price for the beneficial interests of the Fund on a daily basis (each calculation date herein referred to as the “Valuation Date”). The Fund calculates the per share price based on the net asset value of each Class of shares as of approximately 4:00 P.M. Eastern Time, on each Valuation Date, except in the case of a scheduled early closing of the New York Stock Exchange (the “Exchange”), in which case the Fund will calculate net asset value of the shares as of the scheduled early closing time of the Exchange.
As the Fund’s valuation designee, the Adviser is responsible for the accuracy, reliability and completeness of any market or fair market valuation determinations made with respect to the Fund’s assets.
4. DERIVATIVE INSTRUMENTS
The Fund uses interest rate swap contracts to seek to mitigate interest rate risk associated with some of the Fund’s fixed rate Mandatory Redeemable Preferred Shares. The Fund has designated certain interest rate swaps held as fair value hedging instruments. The net change in the fair value of the interest rate swaps and the hedged instruments as it relates to the hedged risks are recorded in interest expense and fees on borrowings in the Consolidated Statement of Operations. The fair value of the interest rate swaps, which is netted against the cash collateral, is recorded in prepaid expenses and other assets and/or other accrued expenses and liabilities, as applicable, in the Consolidated Statement of Assets and Liabilities. Please refer to Note 3 for fair value measurements related to derivative instruments, and Note 8 for details related to the Fund’s MRP Shares. The fair value of any interest rate swaps entered into by the Fund and not designated as hedging instruments are recorded as interest rate swaps contracts, at fair value in the Consolidated Statement of Assets and Liabilities. Unrealized gains (losses) are recorded in the Consolidated Statements of Operations as part of the net change in unrealized appreciation (depreciation) on these interest rate swaps contracts.

CARLYLE TACTICAL PRIVATE CREDIT FUND
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

Under the terms of its interest rate swap contracts, the Fund is required to pledge assets as collateral to secure its obligations underlying the instruments. The required collateral amount varies over time based on the mark-to-market values, notional amounts and remaining terms of the instruments, which may exceed the amount owed by the Fund on a mark-to-market basis. Any failure by the Fund to fulfill any collateral requirements may result in a default. In the event of a default by the counterparty, the Fund would be an unsecured creditor to the extent of any such overcollateralization.
The table below summarizes the outstanding interest rate swap contracts, which are all designated as hedging instruments, as of December 31, 2024.

As of and for the Year Ended December 31, 2024
Derivative Contracts	Maturity Date	Pay / Receive (1)	Fixed Rate	Notional Amount	Change in Unrealized Gain / (Loss)	Fair Value
Interest Rate Swap	3/8/2027	Pay Floating / Receive Fixed	3.55%	$75,000,000	$(426,135)	$(838,174)
Interest Rate Swap	3/7/2029	Pay Floating / Receive Fixed	3.29%	25,000,000	(435,338)	(737,019)
Interest Rate Swap	9/1/2027	Pay Floating / Receive Fixed	2.79%	75,000,000	(221,664)	(2,430,750)
Interest Rate Swap	9/1/2027	Pay Floating / Receive Fixed	4.07%	25,000,000	(353,703)	(14,636)
Interest Rate Swap	11/16/2027	Pay Floating / Receive Fixed	4.36%	50,000,000	367,460	367,460
Interest Rate Swap	9/17/2029	Pay Floating / Receive Fixed	4.27%	100,000,000	847,538	847,538
Interest Rate Swap	9/16/2031	Pay Floating / Receive Fixed	4.21%	100,000,000	777,313	777,313
Total				450,000,000	555,471	(2,028,268)
Cash Collateral (2)				—	—	2,516,981
Total Interest Rate Swaps				$450,000,000	$555,471	$488,713
(1) The Fund pays floating rate at 3-month Term SOFR on all interest rate swaps held.
(2) As of December 31, 2024, there was $2,516,981 of cash collateral available to offset with Macquarie Bank Limited, and $0 available to offset with Goldman Sachs & Co. LLC.
The Fund uses forward foreign currency contracts (“forward contracts”) to seek to mitigate foreign currency risk related to some of the Fund's non-U.S. dollar denominated investments. The fair value of the Fund's investments in the forward contracts was based on the estimated forward contract rates on the estimated settlement dates of the contracts and classified within Level 2 of the fair value hierarchy. Unrealized gains (losses) are recorded in the consolidated statements of operations as part of the net change in unrealized appreciation (depreciation) on forward foreign currency contracts. Realized gains (losses) are recorded at the time the forward contract is settled.
The terms of the contracts were as follows:

As of and for the Year Ended December 31, 2024
Derivative Contracts	Average Daily Notional Amount Outstanding for the Year Ended December 31, 2024	Net Realized Gain (Loss)	Change in Unrealized Gain / (Loss)	Net Assets Derivatives Value	Net Liabilities Derivatives Value
Forward Foreign Currency Contracts	$544,442,567	$764,694	$32,023,943	$19,144,247	$—
Cash Collateral				—	—
Net amount presented in the Consolidated Statement of Assets and Liabilities				$19,144,247	$—
The Fund is subject to an enforceable master netting agreement with its counterparties. This agreement governs the terms of certain transactions and reduces the counterparty risk associated with relevant transactions by specifying offsetting mechanisms and collateral posting arrangements at pre-arranged exposure levels. Master netting agreements may not be specific to each different asset type; in such instances, they would allow the party to close out and net its total exposure to a specified counterparty in the event of a default with respect to any and all the transactions governed under a single agreement with the counterparty. Collateral or margin requirements are contract specific for

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OTC traded derivatives. Although collateral or margin requirements may differ by type of derivative or investment, as applicable, the Fund typically receives cash posted as collateral (with rights of rehypothecation) or agrees to have such collateral posted to a third-party custodian under a tri-party arrangement that enables a party to take control of such collateral in the event of a counterparty default. As of December 31, 2024, the Fund had two counterparties, Macquarie Bank Limited (“Macquarie”) and Goldman Sachs & Co. LLC (“Goldman”).
International Swaps and Derivatives Association (“ISDA”) Agreements govern OTC derivative transactions entered into by the Fund and select counterparties. ISDA Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Under the Fund’s ISDA Agreement for OTC derivative contracts, the Fund may be required to post collateral on derivatives if the Fund is in a net liability position with the counterparty. This requirement is based on the net asset value of the Fund, and a negotiated threshold amount for total exposure of derivatives in a net liability position. Certain of the Fund’s derivative contracts have been transacted pursuant to bilateral agreements with certain counterparties that may require the Fund to terminate the transactions or post additional collateral if the Fund’s net asset value declines below an agreed upon level (a Trigger Event). As of December 31, 2024, the aggregate fair value of such derivative contracts executed with Macquarie were in a net asset position of $9,071,779, and the aggregate fair value of assets required to be posted by the Fund as collateral for these derivative contracts was $2,516,981. The aggregate fair value of such derivative contracts executed with Goldman were in a net asset position and therefore no collateral posting was required by the Fund. If a Trigger Event had occurred on December 31, 2024, for contracts in a net liability position where the counterparties are permitted to terminate the open derivative contracts, additional amounts may be required. Since the Commencement of Operations through December 31, 2024, the Fund did not experience any Trigger Events.
The following table presents the effects of netting arrangements for derivative contracts presented in the Consolidated Statement of Assets and Liabilities as of December 31, 2024.

	Counterparty	Gross Amount of Assets / (Liabilities)	Gross Amount Offset in the Consolidated Statement of Assets and Liabilities	Cash Collateral Pledged / (Received)	Net Amount Presented in the Consolidated Statement of Assets and Liabilities
Assets
Forward foreign currency contracts	Macquarie	$13,329,320	$(236,962)	$—	$13,092,358
Interest rate swap contracts	Macquarie	—	—	—	—
Forward foreign currency contracts	Goldman	6,051,889	—	—	6,051,889
Interest rate swap contracts	Goldman	1,992,311	—	—	1,992,311	(1)
Total Assets		$21,373,520	$(236,962)	$—	$21,136,558

Liabilities
Forward foreign currency contracts	Macquarie	$(236,962)	$236,962	$—	$—
Interest rate swap contracts	Macquarie	(4,020,579)	—	2,516,981	(1,503,598)	(1)
Forward foreign currency contracts	Goldman	—	—	—	—
Interest rate swap contracts	Goldman	—	—	—	—
Total Liabilities		$(4,257,541)	$236,962	$2,516,981	$(1,503,598)
(1) Interest rate swap contracts are included in the Consolidated Statement of Assets and Liabilities within Prepaid expenses and other assets, if the swaps are assets, and within Other accrued expenses and liabilities, if the swaps are liabilities.

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5. RELATED PARTY TRANSACTIONS
Due to Adviser
In the ordinary course of business, the Fund enters, and may continue to enter into transactions in which the Adviser prepays for the Fund’s expenses that may be considered related party transactions. As of December 31, 2024, the Fund does not owe the Adviser for expense reimbursements.
Investment Advisory Agreement
On May 24, 2018, the Fund’s Board of Trustees, including a majority of the trustees who are not “interested persons” as defined in Section 2(a)(19) of the Investment Company Act (the “Independent Trustees”), approved an investment advisory agreement (the “Original Investment Advisory Agreement”) between the Fund and the OC Private Capital, LLC in accordance with, and on the basis of an evaluation satisfactory to such trustees as required by Section 15(c) of the Investment Company Act.
The Board approved a second amended and restated investment advisory agreement (the "Investment Advisory Agreement"), which became effective on July 1, 2022. Unless terminated earlier, the Investment Advisory Agreement renews automatically for successive annual periods, provided that such continuance is specifically approved at least annually by the vote of the Board of Trustees and by the vote of a majority of the Independent Trustees. The Investment Advisory Agreement will automatically terminate in the event of an assignment and may be terminated by either party without penalty upon at least 60 days’ written notice to the other party. Subject to the overall supervision of the Board of Trustees, the Adviser provides investment advisory services to the Fund. For providing these services, the Adviser receives fees from the Fund consisting of two components—a base management fee and an incentive fee.
The base management fee is calculated at an annual rate of 1.00% of the Fund’s consolidated month-end Managed Assets (such amount not to exceed, in any case, 1.50% of the Fund’s net assets). Managed Assets means the total assets of the Fund (including any assets attributable to any preferred shares that may be issued or to indebtedness) minus the Fund’s liabilities other than liabilities relating to indebtedness.
The incentive fee is calculated and payable quarterly in arrears based upon the Fund’s pre-incentive fee net investment income for the immediately preceding quarter, and is subject to a hurdle rate, expressed as a rate of return on the Fund’s net assets, equal to 1.50% per quarter (or an annualized hurdle rate of 6.00%), subject to a “catch-up” feature.
Pursuant to the Investment Advisory Agreement, effective July 1, 2022, the Fund pays its Adviser an incentive fee with respect to its pre-incentive fee net investment income in each calendar quarter as follows:
•no incentive fee based on pre-incentive fee net investment income in any calendar quarter in which its pre-incentive fee net investment income does not exceed the hurdle rate of 1.50%;
•100% of the portion of the Fund’s pre-incentive fee net investment income that exceeds the hurdle rate but is less than or equal to 1.765% (the “catch-up”) is payable to the Adviser if the Fund’s pre-incentive fee net investment income, expressed as a percentage of the Fund’s net assets in respect of the relevant calendar quarter, exceeds the hurdle rate but is less than or equal to 1.765% (7.06% annualized). The “catch-up” provision is intended to provide the Adviser with an incentive fee of 15% on all of the Fund’s pre-incentive fee net investment income when the Fund’s pre-incentive fee net investment income reaches 1.765% of net assets; and
•15% of the portion of the Fund’s pre-incentive fee net investment income that exceeds the “catch-up” will be payable to the Adviser if the Fund’s pre-incentive fee net investment income, expressed as a percentage of the Fund’s net assets in respect of the relevant calendar quarter, exceeds 1.765% (7.06% annualized). As a result, once the hurdle rate is reached and the catch-up is achieved, 15% of all the Fund’s pre-incentive fee net investment income thereafter is allocated to the Adviser.
For the year ended December 31, 2024, base management fees were $43,393,202 and incentive fees related to pre-incentive fee net investment income were $56,787,865.

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As of December 31, 2024, $4,422,515 and $15,094,814 was included in management fees payable and incentive fees payable, respectively, in the accompanying Consolidated Statement of Assets and Liabilities.
Expense Limitation Agreement
The Adviser and the Fund have entered into the Expense Limitation Agreement under which the Adviser has agreed contractually for a one-year period ending April 30, 2026, with the option to renew annually, to waive its management fee and/or reimburse the Fund’s operating expenses on a monthly basis to the extent that the Fund’s total annualized fund operating expenses in respect of each class (excluding (i) expenses directly related to the costs of making investments, including interest and structuring costs for borrowing and line(s) of credit, taxes, brokerage costs, the Fund’s proportionate share of expenses related to co-investments, litigation and other unusual and infrequent expenses, (ii) Incentive Fees and (iii) any distribution and/or shareholder servicing fees) in respect of the relevant month exceed 2.00% of the month-end net asset value of such class (the “Expense Limitation”). In consideration of the Adviser’s agreement to waive its management fee and/or reimburse the Fund’s operating expenses, the Fund has agreed to repay the Adviser in the amount of any waived management fees and Fund expenses reimbursed of each class subject to the limitation that reimbursement will be made only if and to the extent that: (i) it is payable not more than three years from the date on which the applicable waiver or expense payment was made by the Adviser, and (ii) the Adviser reimbursement does not cause the Fund’s total annual operating expenses (on an annualized basis and net of any Adviser reimbursements received by the Fund during such fiscal year) during the applicable quarter to exceed the Expense Limitation of such class or another expense limitation in place at that time. As of December 31, 2024, there were no remaining amounts subject to reimbursement by the Fund to the Adviser under the agreement. The Adviser does not owe the Fund any amounts for expense reimbursements as of December 31, 2024.
The Adviser recaptured $799,338 of previously waived and/or reimbursed amounts during the year ended December 31, 2024. The following table summarizes the net amounts recaptured and the amounts eligible for recovery as of December 31, 2024:

	For the Year Ended and As of December 31, 2024
	Net Fees Recaptured / (Waived)	Eligible for Recovery
Class A	$—	$—
Class I	794,473	—
Class L	3,689	—
Class M	—	—
Class N	—	—
Class U	—	—
Class Y	1,176	—
Total	$799,338	$—
Administration Agreement
On May 28, 2024, the Fund’s Board of Trustees approved an administration agreement (the “Administration Agreement”) between the Fund and the Administrator. Pursuant to the Administration Agreement, the Administrator provides services and receives reimbursements equal to an amount that reimburses the Administrator for its costs and expenses and the Fund’s allocable portion of overhead incurred by the Administrator in performing its obligations under the Administration Agreement, including the Fund’s allocable portion of the compensation paid to or compensatory distributions received by the Fund’s officers (including the Principal Financial Officer and Chief Compliance Officer) and any of their respective staff who provide services to the Fund, operations staff who provide services to the Fund, and any internal audit staff, to the extent internal audit performs a role in the Fund’s Sarbanes-Oxley Act of 2002, as amended, internal control assessment. Reimbursement under the Administration Agreement occurs in arrears.
Unless terminated earlier, the Administration Agreement will continue in effect for two years from the approval date and thereafter renew automatically for successive annual periods, provided that such continuance is specifically approved at least annually by (i) the vote of the Board of Trustees or by a majority vote of the outstanding voting securities of the Fund and (ii) the vote of a majority of the Fund’s Trustees. The Administration Agreement may

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

not be assigned by a party without the consent of the other party and may be terminated by either party without penalty upon at least 60 days’ written notice to the other party.
The Fund began incurring administrative service fees effective July 1, 2024. For the year ended December 31, 2024, the Fund incurred $1,067,531 in administrative service fees. As of December 31, 2024, $1,067,531 was unpaid and included in administrative service fees payable in the accompanying Consolidated Statement of Assets and Liabilities.
Board of Trustees
The Fund’s Board of Trustees currently consists of four members, three of whom are Independent Trustees. The Board of Trustees has established an Audit Committee, a Nominating and Governance Committee and an Independent Trustees Committee, the members of each of which consist entirely of the Fund’s Independent Trustees. The Board of Trustees established a Valuation Committee composed of individuals affiliated with the Adviser to oversee the day-to-day procedures. The Board of Trustees may establish additional committees in the future. For the year ended December 31, 2024, the Fund incurred $335,135 in fees and expenses associated with its Independent Trustees' services on the Fund's Board of Trustees and its committees. As of December 31, 2024, $106,225 in fees or expenses associated with the Fund’s Independent Trustees were payable.
Shareholder Concentration
Related parties owned approximately 1% of the Fund's total outstanding shares as of December 31, 2024. Related parties may include, but are not limited to, the Adviser and its affiliates, affiliated broker dealers, fund of funds, and directors or employees.
The Fund commenced a quarterly repurchase offer beginning on June 4, 2024 and ending on July 12, 2024. In connection with this repurchase offer, an affiliate of the Fund, TC Group Cayman Investment Holdings LP, redeemed 1,172 Class U shares, 1,292 Class M shares, and 2,511,613 Class I shares for a total consideration of $21,570,792. This transaction was effected at the NAV price on the Repurchase Pricing Date, as defined by the quarterly repurchase offer.
6. RISK FACTORS
Investment Risks
Portfolio Fair Value Risk
Under the Investment Company Act, the Fund is required to carry its portfolio investments at market value or, if there is no readily available market value, at fair value. There is not a public market for the securities of the privately held companies in which the Fund may invest. Many of the Fund’s investments are not exchange-traded, but are, instead, traded on a privately negotiated OTC secondary market for institutional investors. The Adviser, as valuation designee, is responsible for the valuation of the Fund’s portfolio investments and implementing the portfolio valuation process set forth in the Adviser’s and the Fund’s valuation policy. Valuations of Fund investments are disclosed quarterly in reports publicly filed with the SEC.
A high proportion of the Fund’s investments relative to its total investments are valued at fair value. Certain factors that may be considered in determining the fair value of the Fund’s investments include dealer quotes for securities traded on the OTC secondary market for institutional investors, the nature and realizable value of any collateral, the portfolio company’s earnings and its ability to make payments on its indebtedness, the markets in which the portfolio company does business, comparison to selected publicly-traded companies, discounted cash flow and other relevant factors. The factors and methodologies used for the valuation of such securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can realize the fair value assigned to a security if it were to sell the security. Such valuations, and particularly valuations of private securities and private companies, are inherently uncertain, and they often reflect only periodic information received by the Adviser about such companies' financial condition and/or business operations, which may be on a lagged basis and can be based on estimates. Determinations of fair value may differ materially from the values that would have been used if an exchange-traded market for these securities existed. Investments in private companies are typically governed by privately negotiated credit agreements and covenants, and reporting requirements contained in the agreements may

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

result in a delay in reporting their financial position to lenders, which in turn may result in the Fund’s investments being valued on the basis of this reported information. Further, the Fund is offered on a daily basis and calculates a daily NAV per Share. The Adviser seeks to evaluate on a daily basis material information about the Fund's portfolio companies; however, for the reasons noted herein, the Adviser may not be able to acquire and/or evaluate properly such information on a daily basis. Due to these various factors, the Adviser’s fair value determinations could cause the Fund’s NAV on a valuation day to materially differ from what it would have been had such information been fully incorporated. As a result, investors who purchase shares may receive more or less shares and investors who tender their shares may receive more or less cash proceeds than they otherwise would receive.
Potential Conflicts of Interest Risk—Allocation of Investment Opportunities
The Adviser has adopted allocation procedures that are intended to treat each fund they advise in a manner that, over a period of time, is fair and equitable. The Adviser and its affiliates currently provide investment advisory and administration services and may provide in the future similar services to other entities (collectively, “Advised Funds”). Certain existing Advised Funds have, and future Advised Funds may have, investment objectives similar to those of the Fund, and such Advised Funds will invest in asset classes similar to those targeted by the Fund. Certain other existing Advised Funds do not, and future Advised Funds may not, have similar investment objectives, but such funds may from time to time invest in asset classes similar to those targeted by the Fund. The Adviser will endeavor to allocate investment opportunities in a fair and equitable manner, and in any event consistent with any fiduciary duties owed to the Fund and other clients and in an effort to avoid favoring one client over another and taking into account all relevant facts and circumstances, including (without limitation): (i) differences with respect to available capital, size of client, and remaining life of a client; (ii) differences with respect to investment objectives or current investment strategies, including regarding: (a) current and total return requirements, (b) emphasizing or limiting exposure to the security or type of security in question, (c) diversification, including industry or company exposure, currency and jurisdiction, or (d) rating agency ratings; (iii) differences in risk profile at the time an opportunity becomes available; (iv) the potential transaction and other costs of allocating an opportunity among various clients; (v) potential conflicts of interest, including whether a client has an existing investment in the security in question or the issuer of such security; (vi) the nature of the security or the transaction, including minimum investment amounts and the source of the opportunity; (vii) current and anticipated market and general economic conditions; (viii) existing positions in a borrower/loan/security; and (ix) prior positions in a borrower/loan/security. Nevertheless, it is possible that the Fund may not be given the opportunity to participate in certain investments made by investment funds managed by investment managers affiliated with the Adviser.
Loans
The Fund invests in loans, either through primary issuances or in secondary transactions, including potentially on a synthetic basis. The value of the Fund’s loans may be detrimentally affected to the extent a borrower defaults on its obligations. There can be no assurance that the value assigned by the Adviser can be realized upon liquidation, nor can there be any assurance that any related collateral will retain its value. Furthermore, circumstances could arise (such as in the bankruptcy of a borrower) that could cause the Fund’s security interest in the loan’s collateral to be invalidated. Also, much of the collateral will be subject to restrictions on transfer intended to satisfy securities regulations, which will limit the number of potential purchases if the Fund intends to liquidate such collateral. The amount realizable with respect to a loan may be detrimentally affected if a guarantor, if any, fails to meet its obligations under a guarantee. Finally, there may be a monetary, as well as a time cost involved in collecting on defaulted loans and, if applicable, taking possession of various types of collateral.
Asset-Backed Securities (“ABS”)
ABS are a form of structured debt obligation. In addition to the general risks associated with credit or debt securities discussed herein, ABS are subject to additional risks. While traditional fixed-income securities typically pay a fixed rate of interest until maturity, when the entire principal amount is due, an ABS represents an interest in a pool of assets, such as automobile loans, credit card receivables, unsecured consumer loans or student loans, that has been securitized and provides for monthly payments of interest, at a fixed or floating rate, and principal from the cash flow of these assets. This pool of assets (and any related assets of the issuing entity) is the only source of payment for the ABS. The ability of an ABS issuer to make payments on the ABS, and the timing of such payments, is therefore dependent on collections on these underlying assets. The recoveries on the underlying collateral (if any) may not, in some cases, be sufficient to support payments on these securities, which may result in losses to investors in an ABS. In many

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

circumstances, ABS are not secured by an interest in the related collateral. Generally, obligors may prepay the underlying assets in full or in part at any time, subjecting the Fund to prepayment risk related to the ABS it holds. While the expected repayment streams on ABS are determined by the contractual amortization schedules for the underlying assets, an investor’s yield to maturity on an ABS is uncertain and may be reduced by the rate and speed of prepayments of the underlying assets, which may be influenced by a variety of economic, social and other factors. Any prepayments, repurchases, purchases or liquidations of the underlying assets could shorten the average life of the ABS to an extent that cannot be fully predicted.
Collateralized Loan Obligations (“CLOs”)
The Fund invests in CLOs. CLOs are backed by a portfolio of senior secured loans. The Fund’s CLO investments may include senior/mezzanine CLO debt tranches (rated investment grade), mezzanine CLO debt tranches (rated below investment grade or unrated), subordinated CLO equity tranches (unrated), leveraged loans (including warehouse facilities that hold such loans) and vehicles that invest indirectly in CLO securities or leveraged loans. If there are defaults or the relevant collateral otherwise underperforms, scheduled payments to senior tranches of such securities take precedence over those of mezzanine tranches, and scheduled payments to mezzanine tranches have a priority in right of payment to subordinated/equity tranches. In light of the above, CLOs may therefore present risks similar to those of other types of debt obligations and, in fact, such risks may be of greater significance in the case of CLOs depending upon the Fund’s ranking in the capital structure. In certain cases, losses may equal the total amount of the Fund’s principal investment. Investments in structured vehicles, including equity and junior debt securities issued by CLOs, involve risks, including credit risk and market risk. Changes in interest rates and credit quality may cause significant price fluctuations. In addition to the general risks associated with investing in debt securities, CLO securities carry additional risks, including: (1) the possibility that distributions from collateral assets will not be adequate to make interest or other payments; (2) the quality of the collateral may decline in value or default; (3) investments in CLO equity and junior debt tranches will likely be subordinate in right of payment to other senior classes of CLO debt; and (4) the complex structure of a particular security may be subject to different interpretations and may produce disputes with the issuer or unexpected investment results, especially during times of market stress or volatility. Additionally, changes in the collateral held by a CLO may cause payments on the instruments held by the Fund to be reduced, either temporarily or permanently.
Securities on a When-Issued or Forward Commitment Basis
The Fund may purchase securities on a “when-issued” basis and may purchase or sell securities on a “forward commitment” basis to acquire the security or to hedge against anticipated changes in interest rates and prices. When such transactions are negotiated, the price is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. When-issued securities and forward commitments may be sold prior to the settlement date, but the Fund will enter into when-issued and forward commitments only with the intention of actually receiving or delivering the securities, as the case may be. If the Fund disposes of the right to acquire a when-issued security prior to its acquisition or disposes of its right to deliver or receive against a forward commitment, it might incur a gain or loss. There is always a risk that the securities may not be delivered and that the Fund may incur a loss. Settlements in the ordinary course, which may take substantially more than five business days, are not treated by the Fund as when-issued or forward commitment transactions. The settlements of secondary market purchases of senior loans in the ordinary course, on a settlement date beyond the period expected by loan market participants are subject to delayed compensation. Furthermore, the purchase of a senior loan in the secondary market is typically negotiated and finalized pursuant to a binding trade confirmation, and therefore, the risk of non-delivery of the security to the Fund is reduced or eliminated when compared with such risk when investing in when-issued or forward commitment securities.
Covenant-Lite Loans Risk
Some of the loans in which the Fund may invest may be “covenant-lite” loans. “Covenant-lite” loans refer generally to loans that do not have a complete set of financial maintenance covenants. Generally, “covenant-lite” loans provide borrower companies more freedom to negatively impact lenders because their covenants are incurrence-based, which means they are only tested and can only be breached following an affirmative action of the borrower, rather than by a deterioration in the borrower’s financial condition. Accordingly, to the extent the Fund invests in “covenant-lite” loans, the Fund may have fewer rights against a borrower and may have a greater risk of loss on such investments as compared to investments in or exposure to loans with financial maintenance covenants.

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Equity Security Risk
Stocks and other equity securities fluctuate in price. The value of the Fund’s portfolio may be affected by changes in the equity markets generally. Equity markets may experience significant short-term volatility and may fall sharply at times. Different markets may behave differently from each other and U.S. equity markets may move in the opposite direction from one or more foreign stock markets. Adverse events in any part of the equity or fixed-income markets may have unexpected negative effects on other market segments. The prices of individual equity securities generally do not all move in the same direction at the same time and a variety of factors can affect the price of a particular company’s securities. These factors may include, but are not limited to, poor earnings reports, a loss of customers, litigation against the company, general unfavorable performance of the company’s sector or industry, or changes in government regulations affecting the company or its industry.
Risks of Foreign Investing
The Fund may make investments in non-U.S. entities, including issuers in emerging markets. The Fund expects that its investment in non-U.S. issuers will be made primarily in securities that are foreign currency denominated. Some non-U.S. securities may be less liquid and more volatile than securities of comparable U.S. issuers.
Real Assets Investments Risk
The Fund may invest a portion of its assets in securities and credit instruments associated with real assets, including infrastructure and aviation, which have historically experienced substantial price volatility. The value of companies engaged in these industries is affected by (i) changes in general economic and market conditions; (ii) the destruction of real assets, catastrophic events (such as earthquakes, floods, hurricanes, tornadoes, man-made disasters, and terrorist acts) and other public crises and relief responses; (iii) changes in environmental, governmental and other regulations; (iv) risks related to local economic conditions, overbuilding and increased competition; (v) increases in property taxes and operating expenses; (vi) changes in zoning laws; (vii) casualty and condemnation losses; (viii) surplus capacity and depletion concerns; (ix) the availability of financing; and (x) changes in interest rates and leverage. In addition, the availability of attractive financing and refinancing typically plays a critical role in the success of these investments. As a result, such investments are subject to credit risk because borrowers may be delinquent in payment or default. Borrower delinquency and default rates may be significantly higher than estimated. The Adviser’s assessment, or a rating agency’s assessment, of borrower credit quality may prove to be overly optimistic. The value of securities in these industries may go through cycles of relative under-performance and over-performance in comparison to equity securities markets in general.
Real Estate Investments Risk
The Fund may invest a portion of its assets in securities and credit instruments of companies in the real estate industry, which has historically experienced substantial price volatility. The value of companies engaged in the real estate industry is affected by (i) changes in general economic and market conditions; (ii) changes in the value of real estate properties; (iii) risks related to local economic conditions, overbuilding and increased competition; (iv) increases in property taxes and operating expenses; (v) changes in zoning laws; (vi) casualty and condemnation losses; (vii) variations in rental income, neighborhood values or the appeal of property to tenants; (viii) the availability of financing and (ix) changes in interest rates and leverage. In addition, the availability of attractive financing and refinancing typically plays a critical role in the success of real estate investments. As a result, such investments are subject to credit risk because borrowers may be delinquent in payment or default. Borrower delinquency and default rates may be significantly higher than estimated. The Adviser’s assessment, or a rating agency’s assessment, of borrower credit quality may prove to be overly optimistic. The value of securities in this industry may go through cycles of relative under-performance and over-performance in comparison to equity securities markets in general.
Interest Rate Swaps Risk
The Fund may enter into interest rate swap agreements with another party to receive or pay interest (e.g., an exchange of fixed rate payments for floating rate payments) to protect itself from interest rate fluctuations. This type of swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to a specified interest rate(s) for a specified amount. The payment flows are usually netted

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

against each other, with the difference being paid by one party to the other. Interest rate swap agreements are subject to general market risk, liquidity risk, counterparty risk and interest rate risk.
Corporate Bond Risk
Corporate bonds are debt obligations issued by corporations and other business entities. Corporate bonds may be either secured or unsecured. Collateral used for secured debt includes real property, machinery, equipment, accounts receivable, stocks, bonds or notes. If a bond is unsecured, it is known as a debenture. Bondholders, as creditors, have a prior legal claim over common and preferred stockholders as to both income and assets of the corporation for the principal and interest due them and may have a prior claim over other creditors if liens or mortgages are involved. Interest on corporate bonds may be fixed or floating, or the bonds may be zero coupons. Interest on corporate bonds is typically paid semi-annually and is fully taxable to the bondholder. Corporate bonds contain elements of both interest-rate risk and credit risk and are subject to the risks associated with other debt securities, among other risks. The market value of a corporate bond generally may be expected to rise and fall inversely with interest rates and may also be affected by the credit rating of the corporation, the corporation’s performance and perceptions of the corporation in the marketplace. Depending on the nature of the seniority provisions, a senior corporate bond may be junior to other credit securities of the issuer. The market value of a corporate bond may be affected by factors directly related to the issuer, such as investors’ perceptions of the creditworthiness of the issuer, the issuer’s financial performance, perceptions of the issuer in the marketplace, performance of management of the issuer, the issuer’s capital structure and use of financial leverage and demand for the issuer’s goods and services. There is a risk that the issuers of corporate bonds may not be able to meet their obligations on interest or principal payments at the time called for by an instrument. Corporate bonds of below investment grade quality are often high risk and have speculative characteristics and may be particularly susceptible to adverse issuer-specific developments.
Market Risks
The success of the Fund’s activities will be affected by general economic and market conditions, such as interest rates, availability of credit, credit defaults, inflation rates, economic uncertainty, changes in laws (including laws relating to taxation of the Fund’s investments), trade barriers, the imposition of tariffs, currency exchange controls, disease outbreaks, pandemics, and national and international political, environmental and socioeconomic circumstances (including wars, terrorist acts or security operations). In addition, the current U.S. political environment and the resulting uncertainties regarding actual and potential shifts in U.S. foreign investment, trade, taxation, economic, environmental and other policies under the current Administration, as well as the impact of heightened geopolitical tensions (including those between the United States and China, Taiwan and China, Israel and Iran and the Axis of Resistance, and between Ukraine and Russia) or other systemic issues or industry-specific economic disruptions, could lead to disruption, instability and volatility in the global markets. Unfavorable economic conditions also would be expected to increase our funding costs, limit our access to the capital markets or result in a decision by lenders not to extend credit to us.
Current and historic market turmoil has illustrated that market environments may, at any time, be characterized by uncertainty, volatility and instability. Serious economic disruptions may result in governmental authorities and regulators enacting significant fiscal and monetary policy changes, including by providing direct capital infusions into companies, introducing new monetary programs and considerably increasing or lowering interest rates, which, in some cases resulted in negative interest rates.
U.S. and global markets have also experienced increased volatility, as a result of the failures of certain U.S. and non-U.S. banks, which could be harmful to the Fund and issuers in which it invests. For example, if a bank in which the Fund or issuer has an account fails, any cash or other assets in bank accounts may be temporarily inaccessible or permanently lost by the Fund or issuer. If a bank that provides a subscription line credit facility, asset-based facility, other credit facility and/or other services to the Fund or an issuer fails, the Fund or the issuer could be unable to draw funds under its credit facilities or obtain replacement credit facilities or other services from other lending institutions with similar terms. Even if banks used by the Fund and issuers in which the Fund invests remain solvent, continued volatility in the banking sector could cause or intensify an economic recession, increase the costs of banking services or result in the issuers being unable to obtain or refinance indebtedness at all or on as favorable terms as could otherwise have been obtained. Continued market volatility and uncertainty and/or a downturn in market and economic and financial conditions, as a result of developments in the banking industry or otherwise (including as a result of delayed access to cash or credit facilities), could have an adverse impact on the Fund and issuers in which it invests.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

Inflation Risk
Inflation risk is the risk that the value of certain assets or income from the Fund’s investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of investments and distributions can decline. In addition, during any periods of rising inflation, the dividend rates or borrowing costs associated with the Fund’s use of leverage would likely increase, which would tend to further reduce returns to shareholders.
Interest Rate Risk
As of December 31, 2024, on a fair value basis, approximately 10.0% of the Fund’s debt investments bear interest at a fixed rate and approximately 90.0% of the Fund’s debt investments bear interest at a floating rate, which primarily are subject to interest rate floors. Interest rates on the investments held within the Fund’s portfolio of investments are typically based on floating SOFR, with many of these investments also having a SOFR floor. Additionally, the Fund’s credit facilities are also subject to floating interest rates and are currently paid based on floating EURIBOR, SOFR and SONIA rates.
General interest rate fluctuations and changes in credit spreads on floating rate loans may have a substantial negative impact on the Fund’s investments and investment opportunities and, accordingly, may have a material adverse effect on the Fund’s rate of return on invested capital, the Fund’s net investment income and the Fund’s NAV.
The Fund is exposed to medium to long-term spread duration securities. Longer spread duration securities have a greater adverse price impact to increases in interest rates.
The Adviser regularly measures exposure to interest rate risk. Interest rate risk is assessed on an ongoing basis by comparing the Fund’s interest rate sensitive assets to its interest rate sensitive liabilities. Based on that review, the Adviser determines whether or not any hedging transactions are necessary to mitigate exposure to changes in interest rates.
Payment-in-Kind (“PIK”) Income Risk
The Fund may hold investments that result in PIK interest income or PIK dividends. PIK income creates the risk that incentive fees will be paid to the Adviser based on non-cash accruals that ultimately may not be realized, while the Adviser will be under no obligation to reimburse the Fund for these fees. PIK income may have a negative impact on liquidity, as it represents a non-cash component of the Fund’s taxable income that may require cash distributions to shareholders in order to maintain the Fund’s ability to be subject to tax as a RIC. PIK income has the effect of generating investment income at a compounding rate, thereby further increasing the incentive fees payable to the Adviser. Similarly, all things being equal, the deferral associated with PIK income also increases the loan-to-value ratio at a compounding rate. The market prices of PIK securities generally are more volatile than the market prices of interest-bearing securities and are likely to respond to a greater degree to changes in interest rates than interest-bearing securities having similar maturities and credit quality. Because PIK income results in an increase in the size of the PIK securities held, the Fund’s exposure to potential losses increases when a security pays PIK income.
Unitranche Loans
Unitranche loans provide leverage levels comparable to a combination of first lien and second lien or subordinated loans. From the perspective of a lender, in addition to making a single loan, a unitranche loan may allow the lender to choose to participate in the “first out” tranche, which will generally receive priority with respect to payments of principal, interest and any other amounts due, or to choose to participate only in the “last out” tranche, which is generally paid after the “first out” tranche is paid. The Fund intends to participate in “first out” and “last out” tranches of unitranche loans and make single unitranche loans.
Regulatory Risk
Government regulation and/or intervention may change the way the Fund is regulated, affect the expenses incurred directly by the Fund, affect the value of its investments and limit the Fund’s ability to achieve its investment objective. Government regulation may change frequently and may have significant adverse consequences. Moreover,

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

government regulation may have unpredictable and unintended effects. In addition to exposing the Fund to potential new costs and expenses, additional regulation or changes to existing regulation may also require changes to the Fund’s investment practices.
Credit Risk
Credit risk relates to the ability of the borrower under an instrument to make interest and principal payments as they become due. The Fund’s investments in loans and other debt instruments are subject to risk of missing an interest and/or principal payment.
Credit Spread Risk
Credit spread risk is the risk that credit spreads (i.e., the difference in yield between securities that is due to differences in their credit quality) may increase when the market expects below-investment-grade bonds to default more frequently. Widening credit spreads may quickly reduce the market values of below-investment-grade and unrated securities. In recent years, the U.S. capital markets experienced extreme volatility and disruption following the spread of COVID-19, the impact of heightened geopolitical tensions (including those between the United States and China, Taiwan and China, Israel and Iran and the Axis of Resistance, and between Ukraine and Russia) and other economic disruptions, which increased the spread between yields realized on risk-free and higher risk securities, resulting in illiquidity in parts of the capital markets. Central banks and governments played a key role in reintroducing liquidity to parts of the capital markets. Future exits of these financial institutions from the market may reintroduce temporary illiquidity. These and future market disruptions and/or illiquidity would be expected to have an adverse effect on the Fund’s business, financial condition, results of operations and cash flows.
Prepayment Risk
Prepayment risk relates to the early repayment of principal on a loan or debt security. Loans are generally callable at any time, and certain loans may be callable at any time at no premium to par. Having the loan or other debt instrument called early may have the effect of reducing the Fund’s actual investment income below its expected investment income if the capital returned cannot be invested in transactions with equal or greater yields.
Volatility Risk
Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.
Equity Risk
Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.
Foreign Exchange Rate Risk
Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.
Currency Hedging Risk
The Adviser may seek to hedge all or a portion of the Fund’s foreign currency risk. For example, the Fund may enter into foreign currency forward contracts to reduce the Fund’s exposure to foreign currency exchange rate fluctuations in the value of foreign currencies. In a foreign currency forward contract, the Fund agrees to receive or deliver a fixed quantity of one currency for another, at a pre-determined price at a future date. Forward foreign currency contracts are marked-to-market at the applicable forward rate. There is no guarantee that it will be practical to hedge currency risks or that any efforts to do so will be successful. The use of foreign currency forward contracts is a highly

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

specialized activity that involves investment techniques and risks different from those associated with investments in more traditional securities and instruments, and there is no guarantee that the use of foreign currency forward contracts will achieve their intended result. If the Adviser is incorrect in its expectation of the timing or level of fluctuation in securities prices, currency prices or other variables, the use of foreign currency forward contracts could result in losses, which in some cases may be significant. A lack of correlation between changes in the value of foreign currency forward contracts and the value of the portfolio assets (if any) being hedged could also result in losses.
Cybersecurity Risk
Cybersecurity incidents and cyber-attacks have been occurring globally at a more frequent and severe level and will likely continue to increase in frequency in the future. The Adviser faces various security threats on a regular basis, including ongoing cyber security threats to and attacks on its information technology infrastructure that are intended to gain access to its proprietary information, destroy data or disable, degrade or sabotage its systems. These security threats could originate from a wide variety of sources, including unknown third parties outside of the Adviser. Although the Adviser is not currently aware that it has been subject to cyber-attacks or other cyber incidents which, individually or in the aggregate, have materially affected its operations or financial condition, there can be no assurance that the various procedures and controls utilized to mitigate these threats will be sufficient to prevent disruptions to its systems.
7. BORROWINGS
In accordance with the Investment Company Act, the Fund is currently only allowed to borrow amounts such that its asset coverage, as defined in the Investment Company Act, is at least 300% after such borrowing. As of December 31, 2024, asset coverage (exclusive of preferred equity shares) was 901.5% and asset coverage (inclusive of preferred equity shares) was 424.9%. The Fund’s subsidiaries are parties to the borrowings described below.
JPM Credit Facility
The OCPC SPV closed on the JPM Credit Facility on May 5, 2021, which was most recently amended on October 31, 2024. The maximum principal amount of the JPM Credit Facility is $750,000,000, through financing commitments in tranches of advances (the “Tranche A Financing Commitment” and “Tranche B Financing Commitment”). Amounts available to borrow under the JPM Credit Facility is based on certain advance rates multiplied by the value of the OCPC SPV’s portfolio investments (subject to certain concentration limitations) and net of certain other indebtedness that the OCPC SPV may incur in accordance with the terms of the JPM Credit Facility. Proceeds of the JPM Credit Facility may be used for general corporate purposes, including the funding of portfolio investments. The OCPC SPV may borrow amounts in U.S. dollars or certain other permitted currencies.
The OCPC SPV may borrow amounts under any tranche of the financing commitment, each of which has a maximum principal amount and applicable interest rate. The OCPC SPV also pays an unused commitment fee of 0.40% on undrawn amounts and an administration fee of 0.20% on the maximum principal amount under the JPM Credit Facility and, in respect of each undrawn letter of credit, a fee and interest rate equal to the then-applicable margin under the JPM Credit Facility while the letter of credit is outstanding.
The table below presents the principal amount and interest rate of each tranche.

Financing Commitment	Maximum Principal Amount	Currency Drawn	Reference Rate	Spread
Tranche A	$600,000,000	USD / Permitted Non-USD	Applicable Benchmark / Base Rate	2.02%
Tranche B	150,000,000	USD	Term SOFR / Applicable Base Rate	2.16%
Total	$750,000,000
The reinvestment period under the JPM Credit Facility will terminate on May 5, 2027 and the JPM Credit Facility will mature on May 5, 2028. During the period from May 5, 2027 to May 5, 2028, the OCPC SPV will be obligated to make mandatory prepayments under the JPM Credit Facility out of the proceeds of certain asset sales, other recovery events and equity and debt issuances.
Subject to certain exceptions, the JPM Credit Facility is secured by a first lien security interest in substantially all of the portfolio investments held by the OCPC SPV. The JPM Credit Facility includes customary covenants,

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

including certain financial covenants related to asset coverage, shareholders’ equity and liquidity, certain limitations on the occurrence of additional indebtedness and liens, and other maintenance covenants, as well as usual and customary events of default for senior secured revolving credit facilities of this nature. As of December 31, 2024, the OCPC SPV was in compliance with all covenants and other requirements of the JPM Credit Facility.
The JPM Credit Facility consisted of the following as of December 31, 2024:

	Total Facility	Borrowings Outstanding	Unused Portion (1)	Amount Available (2)
JPM Credit Facility	$750,000,000	$564,069,415	$185,930,585	$185,930,585
(1) The Unused Portion is the Total Facility less Borrowings Outstanding, an amount upon which unused commitment fees are based depending on daily spot and contract rates for CAD, EUR and GBP.
(2) The Amount Available for borrowing is based on the computation of collateral to support the borrowings less Borrowings Outstanding, and is subject to compliance with applicable covenants and financial ratios.
As of December 31, 2024, $6,953,697 of interest expense and $722,118 of unused commitment fees and administration fees were included in interest payable on borrowings in the Consolidated Statement of Assets and Liabilities.
During the year ended December 31, 2024, the Fund had borrowings on the secured credit facility of $279,450,000 and repayments of $34,352,336. As of December 31, 2024, there were $564,069,415 in borrowings on the secured credit facility outstanding. For the year ended December 31, 2024, the weighted average interest rate, inclusive of fees, was 7.76% and the average principal debt outstanding was $431,465,926.
For the year ended December 31, 2024, the OCPC SPV incurred $34,029,600 of interest expense, unused commitment fees, and administration fees, and $1,696,215 of amortization of deferred financing costs.
Axos Note-On-Note Loan
On March 5, 2024, CTAC Bedford entered into a loan and security agreement with Axos Bank for a secured loan with a maximum principal amount of $30,291,471. Concurrently, CTAC Bedford, along with several other co-investors, made mortgage loans in the aggregate maximum principal amount of $140,000,000 to Bedford Beverly B LLC (the “Bedford Loan”), which is developing a 7-story mixed-use building comprised of rental apartment units, parking, and retail spaces in Brooklyn, New York (the “Project”). The Bedford Loan is advanced by CTAC Bedford, and other co-investors, to pay for costs in connection with the construction, development, operation and maintenance of the Project. The Axos Note-on-Note Loan is designed to reimburse CTAC Bedford for its periodic advances of its Bedford Loan to Bedford Beverly B LLC. The Axos Note-on-Note Loan is secured by a first priority security interest in CTAC Bedford’s interest in the Bedford Loan and a pledge by the Fund’s 100% membership interest in CTAC Bedford.
The interest on the outstanding principal balance of the Axos Note-on-Note Loan accrues at a per annum rate equal to the greater of (i) Term SOFR plus 4.50%, and (ii) 8.00%. The Axos Note-on-Note Loan has an initial maturity date of September 2, 2026, with options to extend. For each advance requested by Bedford Beverly B LLC, Axos Bank will advance 66.79% while the remaining 33.21% will be sourced from the Fund and other co-investors.
During the year ended December 31, 2024, CTAC Bedford incurred $792,628 of interest expense and $50,154 of amortization of deferred financing costs, which are included in interest expense and fees on borrowings in the Consolidated Statement of Operations. In addition, $114,382 of interest expense was included in interest payable on borrowings in the Consolidated Statement of Assets and Liabilities. As of December 31, 2024, the outstanding balance of the Axos Note-on-Note Loan was $15,399,484. For the year ended December 31, 2024, the weighted average interest rate, inclusive of fees, was 9.59% and the average principal debt outstanding was $8,132,410.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

8. MANDATORY REDEEMABLE PREFERRED SHARES
The Fund authorized and issued eight series of preferred shares, with a $0.001 par value per share and a liquidation preference of $25 per share, classified and designated as Series A Mandatory Redeemable Preferred Shares (the “Series A MRP Shares”), Series B Mandatory Redeemable Preferred Shares (the “Series B MRP Shares”), Series C Mandatory Redeemable Preferred Shares (the “Series C MRP Shares”), Series D Mandatory Redeemable Preferred Shares (the “Series D MRP Shares”), Series E Mandatory Redeemable Preferred Shares (the “Series E MRP Shares”), Series F Mandatory Redeemable Preferred Shares (the “Series F MRP Shares”), Series G Mandatory Redeemable Preferred Shares (the “Series G MRP Shares”), and Series H Mandatory Redeemable Preferred Shares (the “Series H MRP Shares” and together the “MRP Shares”). The table below summarizes the details of the Fund’s MRP Shares.

	Initial Issuance Date	Redemption Date	Dividend Rate	Share Amount	Price Per Share	Total Raise
Series A MRP Shares	3/7/2022 (1)	3/7/2027	3.66%	6,000,000	$25.00	$150,000,000
Series B MRP Shares	3/7/2022 (2)	3/7/2029	3.90%	2,000,000	25.00	50,000,000
Series C MRP Shares	9/1/2022 (3)	9/1/2027	6.00%	4,000,000	25.00	100,000,000
Series D MRP Shares	6/14/2023 (4)	10/2/2026	7.02%	2,000,000	25.00	50,000,000
Series E MRP Shares	6/14/2023 (4)	10/2/2028	7.07%	2,000,000	25.00	50,000,000
Series F MRP Shares	5/16/2024 (5)	11/16/2027	6.55%	2,000,000	25.00	50,000,000
Series G MRP Shares	5/16/2024 (6)	9/17/2029	6.60%	4,000,000	25.00	100,000,000
Series H MRP Shares	5/16/2024 (6)	9/16/2031	6.75%	4,000,000	25.00	100,000,000
Total						$650,000,000
(1) $38,000,000 funded on March 7, 2022 and $112,000,000 funded on May 11, 2022.
(2) $12,000,000 funded on March 7, 2022 and $38,000,000 funded on May 11, 2022.
(3) $75,000,000 funded on September 1, 2022 and $25,000,000 funded on November 9, 2022.
(4) Funded on October 2, 2023.
(5) Funded on November 18, 2024.
(6) Funded on September 16, 2024.
Each holder of MRP Shares is entitled to a liquidation preference of $25.00 per share (the “Liquidation Value”), plus an amount equal to all accumulated and unpaid dividends thereon (whether or not earned or declared but without interest) to the date payment of such distribution is made in full. With respect to distributions, including the payment of dividends and distribution of the Fund’s assets upon dissolution, liquidation or winding up, the MRP Shares are senior to all other classes and series of common shares of beneficial interest and rank on parity with any other preferred shares.
The holders of MRP Shares are entitled to receive quarterly cumulative cash dividends, at the rate per annum equal to the Dividend Rate of each series of MRP Shares, with certain adjustments for changes in a series' rating (collectively, the “Applicable Rate”). Dividends on MRP Shares accumulate from and include the original issue date. Dividends on the MRP Shares are accrued daily, payable quarterly, and are included in Interest expense and fees on borrowings on the Consolidated Statement of Operations. For the year ended December 31, 2024, $24,823,508 of dividend expense was included in interest expense and fees on borrowings on the Consolidated Statement of Operations. Costs incurred in connection with the issuance of the MRP Shares are being amortized to expense over the life of each series of MRP Shares. For the year ended December 31, 2024, the Fund recorded $1,011,244 of amortization of deferred issuance costs related to the MRP Shares.
The Fund entered into interest rate swap contracts to better align the interest rates of its MRP Shares with the Fund’s investment portfolio, which consists of predominately floating rate loans. The notional amount of the interest rate swaps are $450,000,000 and match the applicable maturity dates; see Note 4 on derivative instruments for MRP Shares hedging details.

CARLYLE TACTICAL PRIVATE CREDIT FUND
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

The table below summarizes the swap adjusted interest expense for the year ended December 31, 2024, which is included as a component of interest expense and fees on borrowings in the Consolidated Statement of Operations.

For the Year Ended December 31, 2024
Dividends paid on MRP Shares	$24,823,508
Amortization of deferred financing costs	1,011,244
Net proceeds paid (received) from interest rate swaps designated as a hedge	4,406,223
Fair value change difference between (a) interest rate swaps while designated as a hedge and (b) the hedged risk on the MRP Shares	820,737
Swap adjusted interest expense on MRP Shares	$31,061,712
The MRP Shares are recorded net of unamortized deferred issuance costs and included as a liability on the Consolidated Statement of Assets and Liabilities. As of December 31, 2024, the carrying value of the MRP Shares was $635,049,497. The table below summarizes the components of the carrying value of the MRP Shares.

As of December 31, 2024
Liquidation preference (1)	$650,000,000
Less: Unamortized deferred issuance costs	4,742,532
Less: Hedge basis adjustment	10,207,971
Carrying value of MRP Shares	$635,049,497

(1) Based on outstanding funded MRP Shares as of the period end.
The outstanding shares of MRP Shares are subject to redemption at any time by notice of such redemption on a date selected by the Fund for such redemption (the “Redemption Date”). If the Fund elects to cause the redemption of the MRP Shares, each MRP Share will be redeemed for a price equal to 100% of such share’s Liquidation Value, plus an amount equal to accumulated but unpaid dividends and other distributions on the MRP Shares (whether or not earned or declared by the Fund, but excluding interest thereon), to, but excluding, the Redemption Date, plus the amount equal to the excess, if any, of the discounted value of the remaining scheduled payments with respect to the Liquidation Value of such MRP Share over the amount of such Liquidation Value; provided, however, the Fund may, at its option (i) redeem the MRP Shares within 90 days prior to the Term Redemption Date of each series of MRP Shares, at the Liquidation Value plus accumulated but unpaid dividends and distributions thereon (whether or not earned or declared by the Fund, but excluding interest thereon) to, but excluding the Term Redemption Date.
The MRP Shares are not convertible into any other class or series of shares. Except for matters which do not require the vote of holders of MRP Shares under the Investment Company Act and except as otherwise provided in the Fund's Declaration of Trust or bylaws, or as otherwise required by applicable law, each holder of MRP Shares shall be entitled to one vote for each MRP Share held on each matter submitted to a vote of shareholders of the Fund, and holders of outstanding preferred shares and common shares shall vote together as a single class on all matters submitted to shareholders. However, the holders of outstanding preferred shares shall be entitled, as a class, to the exclusion of the holders of shares of all other classes of beneficial interests of the Fund, to elect two Trustees of the Fund at all times. In addition, the holders of the outstanding preferred shares and common shares, voting together as a single class, shall elect the balance of the Trustees. However, the number of Trustees constituting the Board shall automatically increase by the smallest number that, when added to the two Trustees elected exclusively by the holders of outstanding preferred shares would constitute a majority of the Board as so increased by such smallest number, and the holders of preferred shares shall be entitled, voting as a class on a one vote per share basis (to the exclusion of the holders of all other securities and classes of shares of the Fund), to elect such smallest number of additional Trustees, together with the two Trustees that such holders are in any event entitled to elect if: (i) at the close of business on any dividend payment date accumulated dividends (whether or not earned or declared) on preferred shares equal to at least two full years’ dividends shall be due and unpaid; or (ii) if at any time holders of any shares of preferred shares are entitled under the Investment Company Act, to elect a majority of the Trustees of the Fund.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

9. COMMITMENTS AND CONTINGENCIES
As of December 31, 2024, the Fund had unfunded commitments to fund delayed draw and revolving debt of $443,967,044 and $90,332,510, respectively, along with equity investments of $5,839,273. The fair value of the unfunded positions is included in the investments at fair value on the Consolidated Statement of Assets and Liabilities.

Investments	Type	Footnote	Unused Rate	Par / Principal Amount	Fair Value
222 North Miami, LLC	Delayed Draw		—%	$4,787,075	$—
520 Mezz Owner 2, LLC	Delayed Draw		—%	9,827,531	—
ACR Group Borrower, LLC	Delayed Draw		0.75%	75,191	—
ADPD Holdings, LLC	Delayed Draw		1.00%	807,181	(68,934)
ADPD Holdings, LLC	Delayed Draw		1.00%	901,759	(77,011)
ADPD Holdings, LLC	Revolver		0.50%	284,024	(24,256)
Advanced Web Technologies Holding Company	Revolver		0.50%	682,297	(285)
Advanced Web Technologies Holding Company	Delayed Draw		1.00%	1,710,875	(715)
Alpine Acquisition Corp. II	Revolver		0.50%	1,964,793	(387,453)
Amperscap, LLC	Delayed Draw		1.00%	24,725,275	(247,253)
Apex Companies Holdings, LLC	Delayed Draw		1.00%	4,071,013	(24,969)
Applied Technical Services, LLC	Delayed Draw		1.00%	2,556,477	(35,179)
Applied Technical Services, LLC	Revolver		0.50%	108,687	(1,496)
Appriss Health, LLC	Revolver		0.50%	964,938	(6,310)
Artifact Bidco, Inc.	Delayed Draw		0.50%	4,310,345	(30,883)
Artifact Bidco, Inc.	Revolver		0.35%	3,078,818	(22,059)
Ascend Buyer, LLC	Revolver		0.50%	1,141,125	(1,545)
Associations, Inc.	Delayed Draw		—%	2,538,351	23,156
Associations, Inc.	Revolver		0.50%	1,220,675	—
Athlete Buyer, LLC	Delayed Draw		1.00%	7,200,990	(114,552)
Athlete Buyer, LLC	Delayed Draw		1.00%	7,425,743	(118,128)
Athlete Buyer, LLC	Delayed Draw		1.00%	7,425,743	(118,128)
Atlas AU Bidco Pty Ltd.	Revolver		0.50%	267,618	—
AuditBoard, Inc.	Delayed Draw		—%	7,142,857	(41,761)
AuditBoard, Inc.	Revolver		—%	2,857,143	(16,704)
Avalara, Inc.	Revolver		0.50%	900,000	—
Azurite Intermediate Holdings, Inc.	Revolver		0.50%	2,384,937	—
Bedford Beverly B, LLC	Delayed Draw		—%	16,831,316	(84,157)
Bedford Beverly B, LLC	Delayed Draw		—%	5,466,846	(27,334)
Big Bus Tours Bidco Ltd.	Delayed Draw		1.50%	4,565,168	(125,542)
Bingo Group Buyer, Inc.	Delayed Draw		0.75%	2,663,934	26,320
Bingo Group Buyer, Inc.	Revolver		0.75%	993,443	—
Birsa S.p.A.	Delayed Draw	(1)	1.25%	13,081,761	(294,340)
Bradyplus Holdings, LLC	Delayed Draw		1.00%	612,230	2,062
Bullhorn, Inc.	Delayed Draw		0.50%	3,114,833	(3,523)
Bullhorn, Inc.	Revolver		0.50%	1,382,567	(1,564)
Celerion Buyer, Inc.	Delayed Draw		1.00%	249,361	(1,873)
Celerion Buyer, Inc.	Revolver		0.50%	124,680	(936)
Chartis Group, LLC	Delayed Draw		1.00%	9,560,060	(55,540)
Chartis Group, LLC	Revolver		0.50%	4,780,030	(27,770)
Chemical Computing Group ULC	Revolver		0.50%	135,379	—
CoreWeave Compute Acquisition Co., IV, LLC	Delayed Draw		0.50%	35,083,962	(526,259)
Coupa Holdings, LLC	Delayed Draw		1.50%	578,450	7,715
Coupa Holdings, LLC	Revolver		0.50%	442,913	—
CSS PL 2024-1 Trust	Delayed Draw		—%	1,987,757	(580,624)
CST Holding Company	Revolver		0.50%	235,110	239
Dance Midco S.a.r.l.	Delayed Draw	(1)	—%	14,718,612	(220,779)
Denali Midco 2, LLC	Delayed Draw		2.00%	13,517,833	(103,880)
Diligent Corporation	Delayed Draw		0.50%	5,159,629	50,744
Diligent Corporation	Revolver		0.50%	3,439,752	—

CARLYLE TACTICAL PRIVATE CREDIT FUND
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

Investments	Type	Footnote	Unused Rate	Par / Principal Amount	Fair Value
Dwyer Instruments, Inc.	Delayed Draw		1.00%	2,842,351	(28,424)
Dwyer Instruments, Inc.	Revolver		0.50%	5,408,556	—
Ellkay, LLC	Revolver		0.50%	1,071,390	(124,479)
Enverus Holdings, Inc.	Delayed Draw		1.00%	976,834	(7,326)
Enverus Holdings, Inc.	Revolver		0.50%	1,442,208	(10,817)
Essential Services Holding Corp.	Delayed Draw		1.00%	5,948,000	(16,814)
Essential Services Holding Corp.	Revolver		0.50%	3,717,600	(10,509)
Excel Fitness Holdings, Inc.	Delayed Draw		1.00%	1,868,904	—
Excel Fitness Holdings, Inc.	Revolver		0.50%	890,625	(5,742)
Excelitas Technologies Corp.	Delayed Draw		1.00%	2,270,887	(13,014)
Excelitas Technologies Corp.	Delayed Draw		0.50%	7,411,171	(42,473)
Excelitas Technologies Corp.	Revolver		0.50%	1,940,288	(11,120)
Finastra USA, Inc.	Revolver		—%	1,421,090	24,869
Focus Financial Partners, LLC	Delayed Draw		—%	969,860	8,118
FPG Intermediate Holdco, LLC	Delayed Draw		—%	1,116	—
Galileo Parent, Inc.	Revolver		0.50%	3,917,915	—
Generator Buyer, Inc.	Delayed Draw	(1)	0.50%	3,398,759	(41,790)
Generator Buyer, Inc.	Revolver	(1)	—%	1,929,012	(23,719)
GPC CAR Issuer, LLC	Delayed Draw		3.00%	36,139,950	(451,749)
Greenhouse Software, Inc.	Revolver		0.50%	66,667	395
Greenhouse Software, Inc.	Revolver		0.50%	735,294	—
GS AcquisitionCo, Inc.	Delayed Draw		0.50%	365,645	2,329
GS AcquisitionCo, Inc.	Revolver		0.50%	652,937	—
Hadrian Acquisition Limited	Delayed Draw	(1)	2.33%	9,969,020	99,690
Heartland Home Services, Inc.	Revolver		0.50%	513,970	(23,430)
Hercules Borrower, LLC	Revolver		0.50%	719,954	—
Hoosier Intermediate, LLC	Revolver		0.50%	1,800,000	—
HS Spa Holdings Inc.	Delayed Draw		1.00%	326,163	—
HS Spa Holdings Inc.	Revolver		0.50%	988,372	—
Icefall Parent, Inc.	Revolver		0.50%	1,239,874	(1,193)
iCIMS, Inc.	Revolver		0.50%	1,950,726	(35,292)
IG Investment Holdings, LLC	Revolver		0.50%	324,687	(406)
Janney Montgomery Scott, LLC	Delayed Draw		—%	928,571	9,286
Jordanes Equity AS	Delayed Draw	(1)	—%	14,626,085	(980,878)
Kaseya, Inc.	Delayed Draw		1.00%	852,851	—
Kaseya, Inc.	Revolver		0.50%	1,540,541	—
LVF Holdings, Inc.	Revolver		0.38%	519,868	—
Material Holdings, LLC	Revolver		—%	143,862	—
Medical Manufacturing Technologies, LLC	Revolver		0.50%	517,065	(7,961)
Minerva Bidco Ltd.	Delayed Draw	(1)	—%	5,231,038	(156,931)
NEFCO Holding Company, LLC	Delayed Draw		1.00%	1,550,942	(3,552)
NEFCO Holding Company, LLC	Revolver		0.50%	3,359,120	(7,694)
North Haven Fairway Buyer, LLC	Delayed Draw		1.00%	7,522,423	(70,518)
North Haven Fairway Buyer, LLC	Revolver		0.50%	909,154	—
Oak Purchaser, Inc.	Delayed Draw		0.50%	1,349,089	(23,010)
Oak Purchaser, Inc.	Revolver		0.50%	583,878	(8,834)
Onepoint SAS	Delayed Draw	(1)	2.34%	8,902,992	(89,029)
Optimizely North America, Inc.	Revolver		0.50%	1,022,727	(6,048)
Oranje Holdco, Inc.	Revolver		0.50%	754,870	—
Orthrus Ltd.	Delayed Draw	(1)	0.50%	4,698,295	(70,474)
PAM Bidco Limited	Delayed Draw	(1)	—%	3,334,993	(66,700)
PAM Bidco Limited	Delayed Draw	(1)	—%	11,418,404	(228,368)
PAM Bidco Limited	Delayed Draw	(1)	—%	600,900	(12,018)
PAM Bidco Limited	Delayed Draw	(1)	—%	2,057,370	(41,147)
PDI TA Holdings, Inc.	Delayed Draw		0.50%	2,332,520	(3,576)

CARLYLE TACTICAL PRIVATE CREDIT FUND
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

Investments	Type	Footnote	Unused Rate	Par / Principal Amount	Fair Value
PDI TA Holdings, Inc.	Revolver		0.50%	2,317,073	(3,552)
Pestco Intermediate, LLC	Revolver		0.50%	441,963	—
Pestco, LLC	Delayed Draw		1.00%	1,223,207	(14,249)
PF Atlantic Holdco 2, LLC	Delayed Draw		1.00%	8,490,393	84,904
PF Atlantic Holdco 2, LLC	Revolver		0.50%	1,724,093	—
Portugal Street East Limited	Delayed Draw	(1)	2.00%	16,554,231	—
Pound Bidco, Inc.	Delayed Draw		—%	2,990,791	(11,337)
Pound Bidco, Inc.	Revolver		0.50%	996,678	(3,778)
PPV Intermediate Holdings, LLC	Delayed Draw		1.00%	13,043,478	—
Project Boost Purchaser, LLC	Revolver		0.50%	297,428	—
PXO Holdings I Corp.	Revolver		0.50%	920,256	(241)
QBS Parent, Inc.	Revolver		0.38%	3,820,225	(19,101)
Qnnect, LLC	Delayed Draw		1.00%	187,821	711
Quantic Electronics, LLC	Revolver		0.50%	214,798	—
Radwell Parent LLC	Delayed Draw		0.50%	2,019,771	(15,452)
Radwell Parent LLC	Revolver		0.38%	1,116,275	(8,540)
Raven Acquisition Holdings, LLC	Delayed Draw		—%	555,533	906
Rialto Management Group, LLC	Revolver		0.50%	541,401	(5,414)
Rome Bidco Ltd.	Delayed Draw	(1)	2.71%	728,155	29,126
Rotation Buyer, LLC	Delayed Draw		—%	2,253,589	(22,536)
Rotation Buyer, LLC	Revolver		—%	874,392	(8,744)
Santiago Holdings, LP	Equity	(2)	—%	180,940	—
SCP Eye Care HoldCo, LLC	Delayed Draw		1.00%	1,089,837	1,137
SCP Eye Care HoldCo, LLC	Revolver		0.50%	18,813	—
Seahawk Bidco, LLC	Delayed Draw		—%	11,663,353	(87,523)
Seahawk Bidco, LLC	Revolver		0.50%	3,499,006	(26,257)
Smarsh, Inc.	Delayed Draw		1.00%	510,180	—
Smarsh, Inc.	Revolver		0.50%	153,054	—
Speedstar Holding Corp.	Delayed Draw		1.00%	1,313,635	(15,018)
Spotless Brands, LLC	Delayed Draw		1.00%	11,526,067	(58,355)
Spotless Brands, LLC	Revolver		0.50%	1,096,033	—
Tank Holding Corp.	Delayed Draw		1.00%	652,118	—
Tank Holding Corp.	Revolver		0.38%	1,655,172	—
Tufin Software North America, Inc.	Revolver		0.50%	1,294,643	(5,443)
United Flow Technologies Intermediate Holdco II, LLC	Delayed Draw		1.00%	5,039,106	(12,067)
United Flow Technologies Intermediate Holdco II, LLC	Revolver		0.50%	1,117,318	(2,676)
Vensure Employer Services, Inc.	Delayed Draw		0.50%	12,895,577	(14,866)
Wineshipping.com, LLC	Revolver		0.50%	238,342	(41,385)
YLG Holdings, Inc.	Revolver		1.00%	524,368	(5,617)
YLG Holdings, Inc.	Delayed Draw		0.50%	636,911	(6,823)
Zippy Shell Incorporated	Equity	(3)	—%	5,658,333	(169,738)
Unfunded Commitments Total				$540,138,827	$(6,203,782)
(1) Par / Principal Amount is converted to USD using the USD/GBP of 0.80, USD/EUR of 0.97, USD/CAD of 1.44 or USD/NOK of 11.38, as applicable.
(2) Par / Principal Amount is based on the issuance price of $1.00 per share.
(3) Par / Principal Amount is based on the issuance price of $56.34 per share.
The Fund’s organizational documents provide current and former Trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered to be remote.

CARLYLE TACTICAL PRIVATE CREDIT FUND
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

10. SHARES OF BENEFICIAL INTEREST
The following table summarizes transactions in shares of beneficial interest during the year ended December 31, 2024 and the year ended December 31, 2023:

	Year Ended December 31, 2024		Year Ended December 31, 2023
	Shares	Amount	Shares	Amount
CLASS A
Sold	11,718,717	$100,030,208	8,269,344	$69,433,911
Dividends and/or distributions reinvested	1,007,297	8,592,298	415,969	3,501,252
Repurchased	(681,063)	(5,804,834)	(287,693)	(2,406,055)
Net increase (decrease)	12,044,951	$102,817,672	8,397,620	$70,529,108
CLASS I
Sold	27,024,041	$231,584,402	32,468,330	$274,021,114
Dividends and/or distributions reinvested	2,340,119	20,041,556	2,214,987	18,666,656
Repurchased	(8,731,567)	(74,839,906)	(4,233,622)	(35,561,119)
Net increase (decrease)	20,632,593	$176,786,052	30,449,695	$257,126,651
CLASS L
Sold	—	$—	2,877	$24,125
Dividends and/or distributions reinvested	5,745	48,978	6,182	51,844
Repurchased	—	—	—	—
Net increase (decrease)	5,745	$48,978	9,059	$75,969
CLASS M
Sold	12,394,397	$106,222,346	8,694,886	$73,301,826
Dividends and/or distributions reinvested	1,121,274	9,605,281	579,981	4,901,025
Repurchased	(1,904,404)	(16,352,449)	(330,458)	(2,774,576)
Net increase (decrease)	11,611,267	$99,475,178	8,944,409	$75,428,275
CLASS N
Sold	88,530,878	$755,069,657	81,833,368	$686,046,988
Dividends and/or distributions reinvested	7,279,632	62,052,101	4,635,793	38,939,878
Repurchased	(23,834,720)	(203,128,445)	(21,717,569)	(181,388,014)
Net increase (decrease)	71,975,790	$613,993,313	64,751,592	$543,598,852
CLASS U
Sold	34,595,028	$296,794,524	31,347,475	$264,700,057
Dividends and/or distributions reinvested	3,739,575	32,060,372	994,755	8,445,527
Repurchased	(1,695,617)	(14,554,386)	(8,990)	(75,729)
Net increase (decrease)	36,638,986	$314,300,510	32,333,240	$273,069,855
CLASS Y
Sold	585	$5,000	1,788	$15,000
Dividends and/or distributions reinvested	3,393	28,946	3,153	26,461
Repurchased	—	—	(18,586)	(154,810)
Net increase (decrease)	3,978	$33,946	(13,645)	$(113,349)
The Fund has the authority to issue unlimited shares of beneficial interest of each class, $0.001 per share par value. The Fund's shares are offered on a daily basis, and subject to applicable law, the Fund will conduct quarterly repurchase offers for between 5% and 25% of the Fund's outstanding common shares of beneficial interest (“Shares”) at NAV. In connection with any given repurchase offer, it is likely that the Fund may offer to repurchase only the minimum amount of 5% of its outstanding Shares. It is also possible that a repurchase offer may be oversubscribed, with the result that shareholders may only be able to have a portion of their Shares repurchased; however, the Fund may, but is not required to, repurchase an additional amount of Shares, not to exceed 2% of its outstanding Shares on the expiration of the repurchase offer. The Fund does not currently intend to list its Shares for trading on any national securities exchange.

CARLYLE TACTICAL PRIVATE CREDIT FUND
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

The following table summarizes the share repurchases completed during the year ended December 31, 2024:

Repurchase Pricing Date (1)	Shares Repurchased	Purchase Price per Share	Aggregate Consideration for Repurchased Shares	Size of Repurchase Offer	% of Outstanding Shares Offered to be Repurchased	% of Outstanding Shares Repurchased
January 12, 2024	7,103,330	$8.50	$60,357,287	15,978,631	5.00%	2.22%
April 12, 2024	7,840,107	8.54	66,936,418	18,307,634	5.00%	2.14%
July 12, 2024	9,632,992	8.56	82,472,316	20,248,331	5.00%	2.38%
October 11, 2024	9,280,596	8.54	79,261,751	21,889,061	5.00%	2.12%
Total	33,857,025		$289,027,772
(1) Quarterly repurchases offered by the Fund occur in the months of January, April, July and October. Please refer to Note 14, Subsequent Events, for repurchases completed subsequent to the year ended December 31, 2024.
11. SEGMENT REPORTING
The Fund operates through a single operating and reporting segment with an investment objective to produce current income. The Fund seeks to achieve its investment objective by opportunistically allocating its assets across a wide range of credit strategies. The chief operating decision maker (“CODM”) is the Fund’s Principal Executive Officer. The CODM assesses the performance of the Fund and makes operating decisions on a consolidated basis, primarily based on the Fund’s Net Increase in Net Assets Resulting from Operations (“Net Income”) as reported on the accompanying Consolidated Statement of Operations. The CODM utilizes Net Income as a key metric in determining the amount of dividends to be distributed to the Fund’s shareholders, implementing investment policy decisions, strategic initiatives, and managing and assessing the Fund’s portfolio. The CODM assesses performance for the segment and determines how to allocate resources based on Net Income. As the Fund’s operations comprise of a single reporting segment, the segment assets are reflected on the accompanying Consolidated Statement of Assets and Liabilities as Total assets and the significant segment expenses are listed on the accompanying Consolidated Statement of Operations.
12. LITIGATION
The Fund may become party to certain lawsuits in the ordinary course of business. The Fund does not believe that the outcome of current matters, if any, will materially impact the Fund or its consolidated financial statements. As of December 31, 2024, the Fund was not subject to any material legal proceedings, nor, to the Fund’s knowledge, is any material legal proceeding threatened against the Fund.
In addition, portfolio investments of the Fund could be the subject of litigation or regulatory investigations in the ordinary course of business. The Fund does not believe that the outcome of any current contingent liabilities of its portfolio investments, if any, will materially affect the Fund or these consolidated financial statements.

CARLYLE TACTICAL PRIVATE CREDIT FUND
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

13. TAX
The Fund has not recorded a liability for any uncertain tax positions pursuant to the provisions of ASC 740, Income Taxes, as of December 31, 2024.
In the normal course of business, the Fund is subject to examination by federal and certain state, local and foreign tax regulators. The Fund’s tax returns filed for years ended December 31, 2023, December 31, 2022 and December 31, 2021 can be subject to examination.
The tax components of capital shown in the following table represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments. A portion of the capital loss carryforward is subject to limitations in future years under the Code and related regulations.

As of December 31, 2024
Undistributed ordinary income	$—
Accumulated loss carryforwards	(33,668,679)
Other temporary differences	(4,282,329)
Net tax basis unrealized appreciation (depreciation)	(15,566,660)
Retained earnings (Accumulated deficit)	$(53,517,668)
Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains are determined in accordance with federal income tax requirements, which may differ from the character of net investment income or net realized gains presented in those financial statements in accordance with U.S. GAAP. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.
Accordingly, the following amounts have been reclassified for the reporting period. Net assets of the Fund were unaffected by the reclassifications.

Reduction to Paid-in-Capital	Increase to Retained Earnings
$0	$0
The tax character of dividends declared of $330,116,534 and $194,943,581 for the years ended December 31, 2024 and 2023, respectively, is ordinary income.
The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes at period end are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the partnerships, wash sales, mark-to-market on currency subject to section 988 and Passive Foreign Investment Company adjustments.

For the Year Ended December 31, 2024
Federal tax cost of securities	$5,109,176,705
Gross unrealized appreciation	66,151,105
Gross unrealized depreciation	(110,721,614)
Net unrealized depreciation	$(44,570,509)

14. SUBSEQUENT EVENTS
Subsequent events have been evaluated through the date the consolidated financial statements were issued. There have been no subsequent events that require recognition or disclosure through the date the consolidated financial statements were issued, except as disclosed below.
The Fund commenced a quarterly repurchase offer beginning on December 2, 2024 and ending on January 10, 2025 (the “Repurchase Pricing Date”). The following table summarizes the share repurchases completed following the Repurchase Pricing Date.

Repurchase Pricing Date	Shares Repurchased	Purchase Price per Share	Aggregate Consideration for Repurchased Shares	Size of Repurchase Offer	% of Outstanding Shares Offered to be Repurchased	% of Outstanding Shares Repurchased
January 10, 2025	7,868,244	$8.53	$67,120,866	23,574,588	5.00%	1.67%
On January 6, 2025, Barracuda SPV closed on an asset-backed credit facility with Bank of America (the “BofA Facility”). The following table summarizes the key terms for the BofA Facility.

Key Terms
Maturity Date	January 8, 2029
Total Commitment	$200,000,000
Interest Rate	SOFR + 1.30%
Unused Fee	1.30%
Subsequent to December 31, 2024, the Fund began conducting a private offering of preferred shares to certain institutional investors. No assurances can be given as to what terms this will take place on or how much capital, if any, the Fund will raise.

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of Carlyle Tactical Private Credit Fund

Opinion on the Financial Statements

We have audited the accompanying consolidated statement of assets and liabilities of Carlyle Tactical Private Credit Fund (the “Fund”), including the consolidated schedule of investments, as of December 31, 2024, and the related consolidated statements of operations and cash flows for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended, the consolidated financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the consolidated financial position of the Fund at December 31, 2024, the consolidated results of its operations and its cash flows for the year then ended, the consolidated changes in its net assets for each of the two years in the period then ended, and its consolidated financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of December 31, 2024, by correspondence directly with the custodians, counterparties and management of the portfolio companies, debt agents, and brokers, as applicable; when replies were not received from the custodians, counterparties and management of the portfolio companies, debt agents, and brokers, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Fund’s auditor since 2020.

Tysons, Virginia
February 27, 2025

FEDERAL INCOME TAX INFORMATION (Unaudited)
In early 2025, if applicable, shareholders of record received information regarding all dividends and distributions paid to them by the Fund during calendar year 2024.
Recent tax legislation allows a regulated investment company to designate distributions not designated as capital gain distributions, as either interest related dividends or short-term capital gain dividends, both of which are exempt from the U.S. withholding tax applicable to non U.S. taxpayers. For the reporting period, the maximum amount allowable but not less than $193,354,424 of the ordinary distributions to be paid by the Fund qualifies as an interest related dividend. In accordance with Sec. 163(j) interest related dividends (“BII%”) passed through to shareholders for the reporting period was 87.38%.
The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.

OTHER INFORMATION (Unaudited)
Approval of Investment Advisory Agreement
In connection with the Independent Trustees’ approval to renew the Advisory Agreement for a one-year period, the Independent Trustees considered, among other things, the nature, extent and quality of the investment selection process employed by the Adviser, including the flow of transaction opportunities resulting from the significant capital markets, trading and research expertise of the Adviser’s investment professionals, the employment of the Adviser’s investment philosophy, diligence procedures, investment selection process and ongoing monitoring of portfolio companies, in light of the investment objective of the Fund. The Independent Trustees also considered the Adviser’s key personnel and their background and prior experience in connection with the types of investments made by the Fund. The Independent Trustees determined that the background and experience of the management team and access to the Carlyle Global Credit platform, including through agreements to which the Adviser is a party, were suitable and appropriate for achieving the investment objective of the Fund. The Independent Trustees further determined that the Adviser is served by a team of investment professionals with extensive investment experience in private credit and leveraged finance market, as well as an extensive network of relationships with financial sponsors. In addition, the Independent Trustees considered the fact that they retain the ability to terminate the Advisory Agreement without penalty upon 60 days’ written notice to the Adviser.
The Independent Trustees considered the investment performance of the Fund, which is provided to the Independent Trustees on a regular basis, as compared to the performance of other funds included in the group of peer funds (the “Peer Group”) in the Adviser’s presentation. The Independent Trustees also considered the operating expenses of the Fund compared to the Peer Group listed in the Adviser’s presentation.
In addition, based on information provided by the Adviser, including the Adviser’s responses to a detailed series of questions, the Independent Trustees considered the Adviser’s performance in providing services related to corporate operations, including preparation and filing of various reports, maintenance of general organizational and corporate records and accounts, administration of the affairs of the Fund, including relationships with the Fund’s various service providers, and compliance with applicable laws and regulations.
The Independent Trustees considered the other terms and conditions of the Advisory Agreement. The Independent Trustees determined that the substantive terms of the Advisory Agreement (other than the fees payable thereunder, which the Independent Trustees reviewed separately), including the services to be provided, are generally similar to those of comparable funds described in the available market data and that it would be difficult to obtain similar services of similar quality on a comparable basis from other third-party service providers or through an internally managed structure.
The Independent Trustees considered comparative data based on publicly available information with respect to services rendered and the advisory fee of the other funds in the Peer Group. Based upon its review, the Independent Trustees noted that the actual base management fee paid under the Advisory Agreement is at the lower end of the range, as compared to the fees paid under the agreements of the Peer Group described in the available market data. They also noted that while the Fund’s actual base management fee rate was lower than the average of the Peer Group during the relevant period, the Fund’s actual overall fee rate, including incentive fees, was higher than the average of the Peer Group. In addition, the Independent Trustees considered the Fund’s total expenses.
The Independent Trustees considered the extent to which economies of scale may be realized as the Fund grows. The Independent Trustees also considered the potential economies of scale in which the Fund may share, to the extent that the Carlyle Global Credit platform as a whole continues to grow.
The Independent Trustees considered the Adviser’s allocation of direct and indirect expenses to the Fund. Having considered the Adviser’s analysis of these expenses, the Independent Trustees determined expenses were reasonably allocated to the Fund.

The Independent Trustees considered the profitability of the Adviser and noted that such information was based, in particular, on the fact that the management fee payable to the Adviser by the Fund is at the annual rate of 1.00%, of the month-end value of the Fund’s managed assets (and in any case no more than 1.50% of net assets). They further noted that market data regarding the detailed expenses and profitability of investment advisers to other funds in the Peer Group, and that the methodologies by which such advisers calculated their profitability, were generally not publicly available.
The Independent Trustees considered whether there was potential for additional benefits.
The Independent Trustees considered the interests of senior management and concluded that the judgment and performance of senior management were not impaired by those interests.
In view of the wide variety of factors that the Independent Trustees considered in connection with its evaluation of the Advisory Agreement, the Independent Trustees determined that it was not practical to quantify, rank or otherwise assign relative weights to the specific factors it considered in reaching its decision. The Independent Trustees did not undertake to make any specific determination as to whether any particular factor, or any aspect of any particular factor, was favorable or unfavorable to the ultimate determination of the Board. Rather, the Independent Trustees based their determination on the totality of information presented to, and the investigation conducted by, them. In considering the factors discussed above, the Independent Trustees noted that individual Trustees may give different weights to different factors.

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES; UPDATES TO SCHEDULES OF INVESTMENTS (Unaudited)
The Fund has adopted Portfolio Proxy Voting Policies and Guidelines whereby it has delegated the responsibility for voting proxies relating to portfolio securities held by the Fund (“portfolio proxies”) to the Adviser as part of the Adviser's general management of the Fund's portfolio, subject to the continuing oversight of the Board. The Adviser votes portfolio proxies in accordance with its proxy voting policies and procedures, which are reviewed periodically by the Adviser and the Independent Trustees and, accordingly, are subject to change.
The right to vote a portfolio proxy is an asset of the Fund. The Adviser acts as a fiduciary of the Fund and must vote portfolio proxies in a manner consistent with the best interest of the Fund and its shareholders. As part of this duty, the Adviser recognizes that it must vote portfolio proxies in a timely manner free of conflicts of interest and in what it perceives to be the best interest of the Fund and its shareholders.
The Adviser’s proxy voting decisions will be made by its investment committee. The Adviser will review on a case-by-case basis each proposal submitted to a stockholder vote to determine its impact on the portfolio securities held by the Fund. Although the Adviser will generally vote against proposals that may have a negative impact on Fund portfolio securities, it may vote for such a proposal if there exist compelling long-term reasons to do so.
To ensure that the vote is not the product of a conflict of interest, the Adviser requires that: (1) anyone involved in the decision making process disclose to the Adviser’s investment committee, any potential conflict that he or she is aware of and any contact that he or she has had with any interested party regarding a proxy vote; and (2) employees involved in the decision making process or vote administration are prohibited from revealing how the Adviser intends to vote on a proposal in order to reduce any attempted influence from interested parties.
The Fund and Adviser’s policies and procedures collectively describe how the Fund votes portfolio proxies. A summary description of the Fund and Adviser’s proxy voting policies and procedures is available (i) without charge, upon request, by calling the Fund toll-free at (833) 677-3646, and (ii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at (833) 677-3646, (ii) through the Fund's website at www.CarlyleTacticalCredit.com and (iii) in the Form N-PX filing on the SEC’s website at www.sec.gov.
The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-PORT. The Fund’s Form N-PORT filings are available (i) without charge, upon request, by calling the Fund toll-free at (833) 677-3646 or emailing the Fund at carlyle.ai@dstsystems.com and (ii) on the SEC’s website at www.sec.gov.

MANAGEMENT OF THE FUND (Unaudited)
The Fund’s business and affairs are managed under the direction of the Board. The Board currently consists of four members, three of whom are not “interested persons” of the Fund as defined in Section 2(a)(19) of the Investment Company Act. The Fund refers to these individuals as its independent trustees. The Board annually elects the Fund’s officers, who serve at the discretion of the Board. The Board maintains an audit committee, a nominating and governance committee and an independent trustees committee and may establish additional committees from time to time as necessary.
Board of Trustees and Officers
Trustees

Name, Address (1), Age	Position(s) Held with the Trust	Term of Office and Length of Time Served (2)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (3)	Other Directorships Held by Trustee
Interested Trustee (2)
Justin Plouffe (1976)	Trustee	Indefinite Length – since October 2019	Managing Director, The Carlyle Group (since 2007); Deputy Chief Investment Officer, Carlyle Global Credit Investment Management L.L.C. (since 2018); Chief Executive Officer and President of Carlyle Secured Lending, Inc., Carlyle Credit Solutions, Inc. and Carlyle Secured Lending III (since 2024)	1	Interested Director of Carlyle Secured Lending, Inc. and Carlyle Credit Solutions, Inc. and Interested Trustee of Carlyle Secured Lending III (since 2024)
Independent Trustees
Mark Garbin (1951)	Trustee	Indefinite Length – since Inception	Managing Principal, Coherent Capital Management LLC (since 2008)	2	Independent Trustee of Two Roads Shared Trust (since 2012); Forethought Variable Insurance Trust (since 2013); Northern Lights Fund Trust (since 2013); Northern Lights Variable Trust (since 2013); iDirect Private Markets Fund (2014-2024); Independent Director of OHA CLO Enhanced Equity II Genpar LLP (since 2021); Independent Director of E.J. Curley & Co. Distillers (2021-2022)
Sanjeev Handa (1961)	Trustee	Indefinite Length – since Inception	Managing Member, Old Orchard Lane, LLC (since 2014); Adjunct Professor, Fairfield University (since 2020)	2	Advisory Board Member of White Oak Partners (since 2021); Independent Director of OHA CLO Enhanced Equity II Genpar LLP (since 2021); Independent Director of Alti Private Equity and Commitments Access Fund (2023-2023); Audit Committee Chair and Independent Trustee of Total Fund Solution (since 2023)
Joan McCabe (1955)	Trustee	Indefinite Length – since Inception	Managing Member, JMYME, LLC (since 2020)	2	Board member of Elevation Brands (2017-2022); Board member of Sensible Organics (2017-2021); Board member of Goodwill International, Inc. (2015-2021); Board Chair of Gulfstream Goodwill, Inc. (Member since 2017, Chair since 2021); Board Member of Gulfstream Goodwill Academy, Inc. (since 2018)
(1) The address of each Trustee is care of the Secretary of the Fund at One Vanderbilt Avenue, Suite 3400, New York, NY 10017.
(2) “Interested person,” as defined in the Investment Company Act, of the Fund. Mr. Plouffe is an interested person of the Fund due to his affiliation with the Adviser.
(3) The portfolios of the “Fund Complex” are the Fund and Carlyle Credit Income Fund.

Officers

Name, address (1), age	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Brian Marcus (1983)	President, Principal Executive Officer and Chief Risk Officer	Indefinite Length – since April 2020	Managing Director, Carlyle Group (since 2021); Principal, Carlyle Group (2018-2020)
Craig Hempstead (1971)	Principal Financial Officer	Indefinite Length – since March 2023	Managing Director, Carlyle Group (since 2022); Managing Director, Goldman Sachs (2010 – 2022)
Nelson Joseph (1979)	Treasurer and Principal Accounting Officer	Indefinite Length – since March 2023	Principal, Carlyle Group (since 2023); Director, Apollo Global Management LLC (2016 – 2022)
Joshua Lefkowitz (1974)	Secretary; Chief Legal Officer	Indefinite Length – since April 2020	Managing Director and Chief Legal Officer (Global Credit), Carlyle Group (since 2018)
Teresa Jung (1992)	Chief Compliance Officer	Indefinite Length – since May 2024	Vice President and Regulated Fund Attorney, Carlyle Group (since 2020)
(1) The address of each officer is care of the Secretary of the Fund at One Vanderbilt Avenue, Suite 3400, New York, NY 10017.

Biographical Information and Discussion of Experience and Qualifications, etc.
The following is a summary of the experience, qualifications, attributes and skills of each Trustee that support the conclusion, as of the date of this Annual Report, that each Trustee should serve as a Trustee of the Fund.
Interested Trustee
Justin Plouffe. Justin Plouffe is a Managing Director and the Deputy Chief Investment Officer of Carlyle Global Credit and Head of Direct Lending. He is a Director of the Adviser and a voting member of the PAAC. Mr. Plouffe also serves as President, Chief Executive Officer and Interested Director/Trustee of Carlyle Secured Lending, Inc., Carlyle Credit Solutions, Inc. and Carlyle Secured III. Mr. Plouffe focuses on investing in Carlyle’s structured credit and opportunistic credit strategies, as well as capital formation and management of the overall credit platform. Since joining Carlyle in 2007, he has overseen CLO new issuance, led acquisitions of corporate credit management platforms, served as a portfolio manager for structured credit investments, developed proprietary portfolio management analytics and negotiated a wide variety of financing facilities. Prior to joining Carlyle, Mr. Plouffe was an attorney at Ropes & Gray LLP. He has also served as a clerk on the U.S. Court of Appeals for the First Circuit and as a legislative assistant to a U.S. Congressman. Mr. Plouffe received his undergraduate degree from Princeton University and his J.D. from Columbia Law School, where he was an editor of The Columbia Law Review. He is a CFA Charterholder, holds Series 7, 24, 57, 63, 79 and 99 licenses, and is associated with TCG Capital Markets L.L.C., the SEC-registered broker/dealer affiliate of The Carlyle Group.
Independent Trustees
Mark Garbin. Mark Garbin has over 30 years of experience in corporate balance sheet and income statement risk management for large asset managers. Mr. Garbin has extensive derivatives experience and has provided consulting services to alternative asset managers. Mr. Garbin is a CFA Charterholder and holds advanced degrees in international business, negotiation and derivatives.

Sanjeev Handa. Sanjeev Handa has over 30 years of experience in the financial industry sector, including global experience in the financial, real estate and securitization markets. Mr. Handa serves as a member of the Investment Committee of the board of The Cooper Union for Advancement of Science and Art (since 2016) and the Mutual Fund Directors Forum (since 2022). Mr. Handa formerly served as a board member of Greenpath Financial Wellness (2017-2022) and a former board member of Fitch Ratings, Inc. and certain of its affiliates thereof (2015-2020). Mr. Handa has extensive experience with respect to investments and also to compliance and corporate governance matters as a result of, among other things, his service as an established board member.
Joan McCabe. Joan McCabe has over 30 years of financial and corporate experience, including investing in private equity along with debt financings for those private equity investments. Ms. McCabe is a graduate of Yale College and Harvard Business School. She began her career on Wall Street, where she was a Managing Director on Wall Street at Kidder Peabody, Drexel Burnham Lambert and Paine Webber. She was involved in private equity for over twenty years as a Managing Partner at Brynwood Partners. She is a founding member of the Conference of Boards for the national Goodwill organization and is NACD Director Certified. She is involved in philanthropy through her Board Chair position at the Palm Beach Goodwill and served on the Goodwill International Board from 2015-2021. Ms. McCabe has served as a board member to a variety of companies and her diverse experience and financial background, among other things, qualifies her to serve as a Trustee.
The Statement of Additional Information includes additional information about the Board members and is available, without charge, upon request. Shareholders may call 833-677-3646 to request the Statement of Additional Information.

CARLYLE TACTICAL PRIVATE CREDIT FUND

Adviser	Carlyle Global Credit Investment Management L.L.C.

Distributor	Foreside Fund Services, LLC

Transfer Agent	SS&C GIDS, Inc.

Legal Counsel	Dechert LLP

Ticker Symbols
Class A	TAKAX
Class I	TAKIX
Class L	TAKLX
Class M	TAKMX
Class N	TAKNX
Class U	TAKUX
Class Y	TAKYX

© 2025 The Carlyle Group Inc. All rights reserved.

PRIVACY NOTICE
As a Carlyle Tactical Private Credit Fund shareholder, you are entitled to know how we protect your personal information and how we limit its disclosure.

Information Sources
We obtain non-public personal information about our shareholders from the following sources:
• The Subscription Agreement and other applications and forms.
• Your transactions with us, our affiliates or others.

Protection of Information
We do not disclose any non-public personal information (such as names on a customer list) about current or former customers to anyone, except as permitted by law.

Disclosure of Information
We may use details about you and your investments to help us, our financial service affiliates, or firms that jointly market their financial products and services with ours, to better serve your investment needs or suggest educational material that may be of interest to you. If this requires us to provide you with an opportunity to “opt in” or “opt out” of such information sharing with a firm not affiliated with us, you will receive notification on how to do so, before any such sharing takes place.

Right of Refusal
We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or “opt out” of such disclosure.

Other Security Measures
We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer you products or provide services, for example, when responding to your account questions.

Who We Are
This notice describes the privacy policy of the Carlyle Tactical Private Credit Fund. This notice was last updated as of April 2020. In the event it is updated or changed, we will post an updated notice on our website at www.CarlyleTacticalCredit.com. If you have any questions about this privacy policy write to us at P.O. Box 219895, Kansas City, MO 64121-9895, or call us at (833) 677-3646.

This report must be preceded or accompanied by a prospectus.

Visit Us
CarlyleTacticalCredit.com
Call Us
833 677 3646

The Fund is distributed by Foreside Fund Services, LLC,
Three Canal Plaza, Suite 100, Portland, Maine 04101
All rights reserved.

CTACAR 02272025

Item 2. Code of Ethics

(a)The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions.
(c)The registrant has not made any amendment to its Code of Ethics during the period covered by this Form N-CSR.
(d)There have been no waivers, including any implicit waivers, granted by the Fund to individuals covered by the Fund’s Code of Ethics during the reporting period for this Form N-CSR.
(e)Not applicable.
(f)A copy of the Fund’s Code of Ethics is attached hereto as exhibit 19(a)(1).

Item 3. Audit Committee Financial Expert

The Board of Trustees of the registrant has determined that Sanjeev Handa, the Chairman of the Board’s Audit Committee, is the audit committee financial expert and that Mr. Handa is “independent” for purposes of this Item 3.

Item 4. Principal Accountant Fees and Services

(a)-(d)    The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the last fiscal year. The following information is provided for the years ending December 31, 2024 and December 31, 2023.

“Audit services” refer to performing an audit of the registrant’s annual financial statements or services that are normally provided by accountant in connection with statutory and regulatory filings or engagements for that year. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for review of federal tax forms and other tax compliance, tax advice, and tax planning. “Other services” refer to professional services rendered by the principal accountant for certain review of the registrant’s registration statement.

	For the Year Ended December 31,
	2024	2023
Audit Fees	$370,000	$315,000
Audit-Related Fees	15,000	15,000
Tax Fees	—	—
All Other Fees	—	—

(e)(1)    During its regularly scheduled periodic meetings, the registrant’s audit committee will pre-approve all audit, audit-related, tax and other services to be provided by the principal accountants of the registrant.

The audit committee has delegated pre-approval authority to its Chairman for any subsequent new engagements that arise between regularly scheduled meeting dates provided that any fees such pre-approved are presented to the audit committee at its next regularly scheduled meeting.

Under applicable laws, pre-approval of non-audit services may be waived provided that: 1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of fees paid by the registrant to its principal accountant during the fiscal year in which services are provided 2) such services were not recognized by the registrant at the time of engagement as non-audit services and 3) such services are promptly brought to the attention of the audit committee of the registrant and approved prior to the completion of the audit.

(e)(2)    The percentage of fees billed by the principal accountant applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

For the Year Ended December 31,
	2024	2023
Audit-Related Fees	—%	—%
Tax Fees	—%	—%
All Other Fees	—%	—%

(f)    All of the principal accountant’s hours spent on auditing the registrant’s 2024 and 2023 financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

(g)    For the fiscal years ended December 31, 2024 and December 31, 2023, aggregate non-audit fees billed by the registrant’s accountant for services rendered to the Fund and to the registrant’s investment adviser were $0 and $0, respectively.
(h)    The registrant’s audit committee of the board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence. No such services were rendered.
(i)    Not applicable.
(j)    Not applicable.
Item 5. Audit Committee of Listed Registrants
(a)    Not applicable.
(b)    Not applicable.
Item 6. Schedule of Investments
(a)The complete schedule of investments is included in Item 1 of this Form N-CSR.
(b)Not applicable.
Item 7. Financial Statements and Financial Highlights For Open-End Management Investment Companies.
(a)     Not applicable.
(b)     Not applicable.
Item 8. Changes in and Disagreements with Accountants For Open-End Management Investment Companies.
Not applicable.
Item 9. Proxy Disclosures For Open-End Management Investment Companies.
Not applicable.
Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.
Not applicable.

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract.
Included in Item 1 of this Form N-CSR.
Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies
The Fund has delegated its proxy voting responsibility to the Adviser. The proxy voting policies and procedures of the Adviser are set forth below. The guidelines are reviewed periodically by the Adviser and the Independent Trustees and, accordingly, are subject to change.
It is the policy of the Fund to delegate the responsibility for voting proxies relating to portfolio securities held by the Fund to the Fund’s Adviser as a part of the Adviser’s general management of the Fund’s portfolio, subject to the continuing oversight of the Board. The Board has delegated such responsibility to the Adviser, and directs the Adviser to vote proxies relating to portfolio securities held by the Fund consistent with the proxy voting policies and procedures. The Adviser may retain one or more vendors to review, monitor and recommend how to vote proxies in a manner consistent with the proxy voting policies and procedures, to ensure that such proxies are voted on a timely basis and to provide reporting and/or record retention services in connection with proxy voting for the Fund.
The right to vote a proxy with respect to portfolio securities held by the Fund is an asset of the Fund. The Adviser, to which authority to vote on behalf of the Fund is delegated, acts as a fiduciary of the Fund and must vote proxies in a manner consistent with the best interest of the Fund and its Shareholders. In discharging this fiduciary duty, the Adviser must maintain and adhere to its policies and procedures for addressing conflicts of interest and must vote proxies in a manner substantially consistent with its policies, procedures and guidelines, as presented to the Board.
The Fund shall file an annual report of each proxy voted with respect to portfolio securities of the Fund during the twelve-month period ended June 30 on Form N-PX not later than August 31 of each year.

Item 13. Portfolio Managers of Closed-End Management Investment Companies
(a)(1)

Name	Start Date	Bio
Justin Plouffe Portfolio Manager	June 5, 2018	Justin Plouffe is a Managing Director and the Deputy Chief Investment Officer of Carlyle Global Credit. He is a Director of the Adviser and a voting member of the Portfolio Allocation Advisory Committee (“PAAC”). Mr. Plouffe is the head of Direct Lending and has served as President, Chief Executive Officer and Interested Director/Trustee of Carlyle Secured Lending, Inc., Carlyle Credit Solutions, Inc. and Carlyle Secured III since 2024. Mr. Plouffe focuses on investing in Carlyle’s structured credit and opportunistic credit strategies, as well as capital formation and management of the overall credit platform. Since joining Carlyle in 2007, he has overseen CLO new issuance, led acquisitions of corporate credit management platforms, served as a portfolio manager for structured credit investments, developed proprietary portfolio management analytics and negotiated a wide variety of financing facilities. Prior to joining Carlyle, Mr. Plouffe was an attorney at Ropes & Gray LLP. He has also served as a clerk on the U.S. Court of Appeals for the First Circuit and as a legislative assistant to a U.S. Congressman. Mr. Plouffe received his undergraduate degree from Princeton University and his J.D. from Columbia Law School, where he was an editor of The Columbia Law Review. He is a CFA charterholder, holds Series 7, 24, 57, 63, 79 and 99 licenses, and is associated with TCG Capital Markets.
Brian Marcus Portfolio Manager	April 16, 2019	Brian Marcus is a Managing Director in Carlyle Global Credit Investment Management L.L.C. (“CGCIM”) and a voting member of the PAAC. Mr. Marcus is a Portfolio Manager for the Fund and also focuses on strategic growth opportunities for the Global Credit platform. He helped develop TCG Capital Markets, and has been involved in acquisitions of credit management platforms. Mr. Marcus is also a Trustee of Carlyle Credit Income Fund. Prior to coming to Carlyle, Mr. Marcus was with Morgan Stanley in the Principal Investments area, which used the firm’s capital in a diverse array of investments including private equity, distressed debt, and mezzanine. In this role, Mr. Marcus served as a director on a number of Boards. Previously, Mr. Marcus worked at Lehman Brothers in the mergers and acquisitions group. He received a B.S. in economics from the Wharton School of the University of Pennsylvania and currently holds Series 7, 55, and 63 licenses.
(a)(2)The portfolio managers primarily responsible for the day-to-day management of the Fund also manage other registered investment companies, other pooled investment vehicles and other accounts, as indicated below. The following table identifies, as of December 31, 2024: (i) the number of other registered investment companies, other pooled investment vehicles and other accounts managed by each portfolio manager; (ii) the total assets of such companies, vehicles and accounts; and (iii) the number and total assets of such companies, vehicles and accounts that are subject to an advisory fee based on performance.

(dollars in billions)	Number of Accounts	Assets of Accounts	Number of Accounts Subject to a Performance Fee	Assets Subject to a Performance Fee
Justin Plouffe
Registered Investment Companies	3	$4.50	3	$4.50
Other Pooled Investment Vehicles	1	0.06	1	0.06
Other Accounts	3	2.81	3	2.81
Brian Marcus
Registered Investment Companies	—	—	—	—
Other Pooled Investment Vehicles	1	0.06	1	0.06
Other Accounts	3	2.81	3	2.81

(a)(2)(iv)    The Fund’s executive officers and Trustees, and the employees of the Adviser, serve or may serve as officers, trustees or principals of entities that operate in the same or a related line of business as the Fund or of other Carlyle-advised funds (“Other Managed Funds”). As a result, they may have obligations to investors in those entities, the fulfillment of which might not be in the best interests of the Fund or its Shareholders. Moreover, notwithstanding the difference in principal investment objectives between the Fund and the Other Managed Funds, such other funds, including potential new pooled investment vehicles or managed accounts not yet established (whether managed or sponsored by affiliates or the Adviser), have, and may from time to time have, overlapping investment objectives with the Fund and, accordingly, invest in, whether principally or secondarily, asset classes similar to those targeted by the Fund. To the extent the Other Managed Funds have overlapping investment objectives, the scope of opportunities otherwise available to the Fund may be adversely affected and/or reduced. Additionally, certain employees of the Adviser and their management may face conflicts in their time management and commitments as well as in the allocation of investment opportunities to Other Managed Funds.
The results of the Fund’s investment activities may differ significantly from the results achieved by the Other Managed Funds. It is possible that one or more of such funds will achieve investment results that are substantially more or less favorable than the results achieved by the Fund. Moreover, it is possible that the Fund will sustain losses during periods in which one or more affiliates achieve significant profits on their trading for proprietary or other accounts. The opposite result is also possible. The investment activities of one or more Adviser affiliates for their proprietary accounts and accounts under their management may also limit the investment opportunities for the Fund in certain markets.
The Adviser, its affiliates and their clients may pursue or enforce rights with respect to an issuer in which the Fund has invested, and those activities may have an adverse effect on the Fund. As a result, prices, availability, liquidity and terms of the Fund’s investments may be negatively impacted by the activities of the Adviser and its affiliates or their clients, and transactions for the Fund may be impaired or effected at prices or terms that may be less favorable than would otherwise have been the case.
The Adviser may enter into transactions and invest in securities, instruments and currencies on behalf of the Fund in which customers of its affiliates, to the extent permitted by applicable law, serve as the counterparty, principal or issuer. In such cases, such party’s interests in the transaction could be adverse to the interests of the Fund, and such party may have no incentive to assure that the Fund obtains the best possible prices or terms in connection with the transaction. In addition, the purchase, holding and sale of such investments by the Fund may enhance the profitability of the Adviser or its affiliates. One or more affiliates may also create, write or issue derivatives for their customers, the underlying securities, currencies or instruments of which may be those in which the Fund invests or which may be based on the performance of the Fund. The Fund may, subject to applicable law, purchase investments that are the subject of an underwriting or other distribution by one or more Adviser affiliates and may also enter into transactions with other clients of an affiliate where such other clients have interests adverse to those of the Fund.
The Fund will be required to establish business relationships with its counterparties based on the Fund’s own credit standing. Neither the Adviser nor any of its affiliates will have any obligation to allow its credit to be used in connection with the Fund’s establishment of its business relationships, nor is it expected that the Fund’s counterparties will rely on the credit of the Adviser or its affiliates in evaluating the Fund’s creditworthiness.
The Adviser is paid a fee based on a percentage of the Fund’s Net Assets. Certain of the Other Managed Funds pay the Adviser or its affiliates different performance-based compensation, which could create an incentive for the Adviser or affiliate to favor such investment fund or account over the Fund.
By reason of the various activities of the Adviser and its affiliates, the Adviser and such affiliates may acquire confidential or material non-public information or otherwise be restricted from purchasing certain potential Fund investments that otherwise might have been purchased or be restricted from selling certain Fund investments that might otherwise have been sold at the time.
The Adviser has adopted policies and procedures designed to prevent conflicts of interest from influencing proxy voting decisions made on behalf of advisory clients, including the Fund, and to help ensure that such decisions are made in accordance with its fiduciary obligations to clients. Nevertheless, notwithstanding such proxy voting policies and procedures, actual proxy voting decisions may have the effect of favoring the interests of other clients, provided that the Adviser believes such voting decisions to be in accordance with its fiduciary obligations.
(a)(3)Portfolio managers are compensated with an annual salary and a discretionary year-end annual bonus, the amount of which is based on a multitude of quantitative and qualitative factors and are benchmarked against peers and local markets. Depending on seniority within the firm, portfolio managers also may be eligible to receive performance fees from private funds that they manage that vest over time. Performance fees can make up a significant portion of a portfolio manager’s overall compensation, and primarily are based on the investment performance of the private funds managed by the portfolio manager. This compensation structure aligns a portfolio manager’s and investors’ long-term interests and helps the Adviser retain talented investment personnel. Portfolio managers also may receive discretionary compensation through awards under the Adviser’s equity incentive plan.
(a)(4)The following table shows the dollar range of equity securities in the Fund beneficially owned by each of the portfolio managers as of December 31, 2024.

Name	Aggregate Dollar Range of Equity Securities in the Fund (1)
Justin Plouffe	$500,001–$1,000,000
Brian Marcus	$500,001–$1,000,000
(1) Dollar ranges are as follows: None, $1–$10,000, $10,001–$50,000, $50,001–$100,000, $100,001–$500,000, $500,001–$1,000,000 or Over $1,000,000.

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

No purchases were made during the reporting period by or on behalf of the Fund or any “affiliated purchaser,” as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the Fund’s equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

Item 15. Submission of Matters to a Vote of Security Holders

For the period covered by this Form N-CSR filing, there have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 16. Controls and Procedures

(a)Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of December 31, 2024, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

(b)There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the Registrant’s the period covered by this report that materially affected, or were reasonably likely to materially affect, the Registrant’s internal control over financial reporting.
Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies
(a)Not applicable.
(b)Not applicable.
Item 18. Recovery of Erroneously Awarded Compensation.
(a)     Not applicable.
(b)     Not applicable.

Item 19. Exhibits
(a)(1)Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing exhibit. Filed herewith.
(a)(2)Not applicable.
(a)(3)A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.
(a)(4)Not applicable.
(a)(5)Not applicable.
(b)Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Carlyle Tactical Private Credit Fund

/s/ Brian Marcus
By: Brian Marcus
Principal Executive Officer
Date: February 27, 2025

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the date indicated.

/s/ Brian Marcus
By: Brian Marcus
Principal Executive Officer
Date: February 27, 2025

/s/ Craig Hempstead
By: Craig Hempstead
Principal Financial Officer
Date: February 27, 2025